As filed with the Securities and Exchange Commission on February 10, 2026
Securities Act Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2

☒    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐    PRE-EFFECTIVE AMENDMENT NO.
☐    POST-EFFECTIVE AMENDMENT NO.
PROSPECT CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

10 East 40th Street
New York, NY 10016
(Address of Principal Executive Offices)

(212) 448-0702
(Registrant’s Telephone Number, including Area Code)

John F. Barry III
Kristin L. Van Dask
c/o Prospect Capital Management L.P.
10 East 40th Street
New York, NY 10016
(212) 448-0702
(Name and Address of Agent for Service)

Copies to:

Kenneth E. Burdon, Esq. Simpson Thacher & Bartlett LLP 855 Boylston Street, 9th Floor Boston, MA 02116 617-778-9001
______________________________________
Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.
 ______________________________________

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: 333-.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”))
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

PROSPECT CAPITAL CORPORATION
Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units
Prospect Capital Corporation (“we”, “our”, “us” or the “Company”), is a company that primarily lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a non-diversified investment company within the meaning of the 1940 Act.
Prospect Capital Management L.P., our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.
We may offer, from time to time, in one or more offerings or series, together or separately, under this registration statement our common stock, preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities, collectively, the “Securities,” to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
We may offer shares of common stock, subscription rights, units, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our special meeting of stockholders, held on June 17, 2025, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. See “Sales of Common Stock Below Net Asset Value” in this prospectus.
Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market and the Tel Aviv Stock Exchange Ltd. (“TASE”) under the symbol “PSEC.” As of February 6, 2026, the last reported sales price for our common stock on The NASDAQ Global Select Market was $2.64.
Investing in our Securities involves a heightened risk of total loss of investment, including the risk of leverage. You should read carefully the discussion of the material risks and uncertainties discussed under the caption “Risk Factors” beginning on page 12 of this prospectus, in Part I, Item 1A of our most recent Annual Report on Form 10-K, in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, and in, or incorporated by reference into, any applicable prospectus supplement made in connection with a specific offering, and under similar headings in the other documents that we incorporate by reference into this prospectus or any prospectus supplement before investing in any of our Securities.
This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement and you should not consider information contained on our website to be a part of this prospectus or any prospectus supplement. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is February 10, 2026.

Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934 is not available.
    You should rely only on the information contained, or incorporated by reference, in this prospectus and any accompanying prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus and the information in any accompanying prospectus supplement is accurate only as of the date on the front of the accompanying prospectus supplement. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein. See also “Incorporation by Reference” and “Available Information.”
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INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, or the SBCAA, we are allowed to “incorporate by reference” the information that we file with the SEC, which means we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:
•our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 filed with the SEC on August 26, 2025;
•our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2025 filed with the SEC on November 6, 2025, and December 31, 2025 filed with the SEC on February 9, 2026;
•our Current Reports on Form 8-K filed with the SEC on October 28, 2025, October 31, 2025, and January 15, 2026;
•our definitive Proxy Statement on Schedule 14A filed with the SEC on September 18, 2025;
•the description of the Company’s 5.50% Series A1 Preferred Stock, 5.50% Series M1 Preferred Stock and 5.50% Series M2 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on September 8, 2020, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 5.50% Series AA1 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on November 27, 2020, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 5.50% Series A2 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on June 14, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 5.35% Series A Fixed Rate Cumulative Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on July 19, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 5.50% Series MM1 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on March 1, 2022, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 6.50% Series A3 Preferred Stock and 6.50% Series M3 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on October 12, 2022, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 6.50% Series AA2 Preferred Stock and 6.50% Series MM2 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on October 12, 2022, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s Floating Rate Series A4 Preferred Stock and Floating Rate Series M4 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on January 2, 2024, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby;
•the description of the Company’s 7.50% Series A5 Preferred Stock and 7.50% Series M5 Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 001-35554) filed with the SEC on December 30, 2024, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby; and
•the description of the Company’s common stock contained in the Company’s Registration Statement on Form 8-A (File No. 000-50691) filed with the SEC on April 16, 2004, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

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To obtain copies of these filings, see “Available Information.” We will also provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. You should direct requests for documents by writing to:
Investor Relations
10 East 40th Street
New York, NY 10016
Telephone: (212) 448-0702

This prospectus is also available on our website at http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement and you should not consider that information to be part of this prospectus or any prospectus supplement.

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ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act. Under the shelf registration process, we may offer, from time to time on a delayed basis over a three-year period, shares of our common stock, shares of our preferred stock, debt securities, subscription rights to purchase shares of our securities, warrants representing rights to purchase our securities or units comprised of one or more of the other securities described in this prospectus in any combination. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. This prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of our Securities. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Incorporation by Reference” and “Available Information” and the section under the heading “Risk Factors” before you make an investment decision. You should rely only on the information contained, or incorporated by reference, collectively, in this prospectus and any accompanying prospectus supplement.

PROSPECTUS SUMMARY
The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplement.
Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in “Risk Factors” and certain other factors noted and referenced throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.
The terms “we,” “us,” “our,” “Prospect,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management L.P., our investment adviser; and “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC, our administrator.
The Company
Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. Our investment objective is to generate both current income and long-term capital appreciation. We are a closed-end investment company incorporated in Maryland. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, New York, NY 10016, and our telephone number is (212) 448-0702. We were organized on April 13, 2004 and were funded in an initial public offering completed on July 27, 2004. We are one of the longest-running and largest BDCs with approximately $6.5 billion of total assets as of December 31, 2025.
We are externally managed by our investment adviser, Prospect Capital Management. Prospect Administration provides administrative services and facilities necessary for us to operate.
On May 15, 2007, we formed a wholly-owned subsidiary Prospect Capital Funding LLC (“PCF”), a Delaware limited liability company and a bankruptcy remote special purpose entity, which holds certain of our portfolio loan investments that are used as collateral for the revolving credit facility at PCF. On September 30, 2014, we formed a wholly-owned subsidiary Prospect Yield Corporation, LLC (“PYC”) and effective October 23, 2014, PYC holds a portion of our collateralized loan obligations (“CLOs”), which we also refer to as subordinated structured notes (“SSNs”). Each of these subsidiaries has been consolidated since operations commenced.
Investment Portfolio
As of December 31, 2025, we had investments in 91 portfolio companies and CLOs. The aggregate fair value as of December 31, 2025 of investments in these portfolio companies and CLOs held on that date is approximately $6.4 billion. Our portfolio across all our performing interest-bearing investments had an annualized current yield of 11.9% as of December 31, 2025, excluding equity investments and non-accrual loans. Our annualized current yield was 8.3% as of December 31, 2025 across all investments.
The Offering
We may offer, from time to time, in one or more offerings or series, together or separately, our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.

Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.
We may sell our common stock, subscription rights, units, warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. Our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. At our special meeting of stockholders, held on June 17, 2025, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering, our stockholders approved our ability to sell or otherwise issue shares of our common stock at any level of discount from net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.
Set forth below is additional information regarding the offering of our Securities:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our revolving credit facility (the “Facility”), if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the Facility is one-month SOFR plus 205 basis points. Additionally, the lenders charge a fee on the unused portion of the Facility equal to either 40 basis points if more than 60% of the Facility is drawn, 70 basis points if more than 35% and an amount less than or equal to 60% of the Facility is drawn, or 150 basis points if an amount less than or equal to 35% of the Facility is drawn. The Facility requires us to pledge assets as collateral in order to borrow under the Facility. See “Use of Proceeds.”

Investment Advisory Agreement	The Company has entered into an investment advisory and management agreement with the Investment Adviser, or the “Investment Advisory Agreement,” under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our total assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital gains or losses. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The “catch-up” provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year.

Administration Agreement	The Company has entered into an administration agreement (the “Administration Agreement”) with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer and Chief Compliance Officer and her staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs.
Distributions	In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Taxation	We have qualified and elected to be treated for U.S. federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must satisfy certain source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend Reinvestment and Direct Stock Purchase Plan	We have adopted a revised dividend reinvestment and direct stock purchase plan that provides for reinvestment of all dividends or distributions declared by our Board of Directors on shares of common stock on behalf of our stockholders who do not elect to receive their distribution in cash. As a result, if our Board of Directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment and direct stock purchase plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividend or other distribution. If you are not a current stockholder and want to enroll or have “opted out” and wish to rejoin, you may purchase shares directly through the plan or opt in by enrolling online or by contacting the plan administrator form and, if you are not a current stockholder, making an initial investment of at least $250. Stockholders who receive dividends and distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distribution in cash. See “Dividend Reinvestment and Direct Stock Purchase Plan.”
The NASDAQ Global Select Market and TASE Symbol	PSEC
Anti-takeover Provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description Of Our Capital Stock.”
Custodian, Transfer and Dividend Paying Agent and Registrar	Our securities are held under custody agreements by U.S. Bank National Association. Equiniti Trust Company, LLC acts as our transfer agent, dividend paying agent and registrar for our common stock. Computershare Trust Company, N.A. acts as our transfer agent, dividend paying agent and registrar for our preferred stock.
License Agreement	We entered into a license agreement with Prospect Capital Investment Management, LLC, an affiliate of Prospect Capital Management, pursuant to which Prospect Capital Investment Management agreed to grant us a non-exclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.
Risk Factors	Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Available Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and our Securities being offered by this prospectus. We are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.
We maintain a website at http://www.prospectstreet.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain such information by contacting us at 10 East 40th Street, New York, NY 10016 or by telephone at (212) 448-0702. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus or any prospectus supplement.
We incorporate by reference into this prospectus the documents listed in “Incorporation by Reference” in this prospectus and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement.
We will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. Please refer to “Incorporation by Reference” and “Available Information”
See “Incorporation by Reference” and “Available Information” in this prospectus for further information on where to access, or how to request, copies of documents or further information in connection with the Company, this prospectus or an offering of Securities to which this prospectus relates.

FEES AND EXPENSES
The following tables are intended to assist you in understanding the costs and expenses that an investor in shares of common stock will bear directly or indirectly. The sales load and offering expenses shown in the table below will be paid for by the Company and will be indirectly borne by holders of our common stock and not by the holders of Preferred Stock prior to any conversion of such Preferred Stock to common stock. We caution you that some of the percentages indicated in the table below are estimates and may vary. These tables are based on our assets and common stock outstanding as of December 31, 2025, except that we assume that we have issued all shares of preferred stock the Company is authorized to issue, and that we have borrowed $2.1 billion under our credit facility, which is the maximum amount available under the credit facility with the current levels of other debt, in addition to our other indebtedness of $1.36 billion.
Except where the context suggests otherwise, any reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, common stockholders will indirectly bear such fees or expenses. However, common stockholders will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	-
Offering expenses borne by the Company (as a percentage of offering price)(2)	-
Dividend reinvestment plan expenses(3)	$15.00
Total stockholder transaction expenses (as a percentage of offering price)	-
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(4)	5.74%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(5)	1.18%
Total advisory fees	6.92%
Total interest expense(6)	6.39%
Other expenses(7)	0.89%
Total annual expenses(5)(7)(8)	14.20%
Dividends on Preferred Stock(9)	4.60%
Total annual expenses after dividends on Preferred Stock	18.80%
Example
The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that common stockholders would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assume that we have issued all shares of preferred stock the Company is authorized to issue, and that we have borrowed $2.1 billion under our credit facility, which is the maximum amount available under the credit facility with the current levels of other debt, in addition to our other indebtedness of $1.36 billion, and that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
Common stockholders would pay the following expenses on a $1,000 investment, assuming a 5% annual return*	$249	$512	$713	$1,031
Common stockholders would pay the following expenses on a $1,000 investment, assuming a 5% annual return**	$258	$532	$735	$1,046
____________________________________
*     Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on our portfolio.
**     Assumes no unrealized capital depreciation or realized capital losses and 5% annual return on our portfolio resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

While the example assumes, as required by the SEC, a 5% annual return on our portfolio, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return on our portfolio and is not included in the example. If we achieve sufficient returns on our portfolio, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, common stockholders that participate in our common stock dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment and Direct Stock Purchase Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
____________________________________
(1) In the event that securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)    The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)     The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees under the plan are paid by us. There are no brokerage charges or other charges to stockholders who participate in reinvestment of dividends or other distributions under the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. See “Capitalization” in the applicable prospectus supplement pursuant to which an offer is made and “Dividend Reinvestment and Direct Stock Repurchase Plan” in this prospectus and the applicable prospectus supplement.

(4)    Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities, including any borrowed amounts for non-investment purposes, for which purpose we have not and have no intention of borrowing). Although no plans are in place to borrow the full amount under our line of credit, assuming that we borrowed $2.1 billion, the 2% management fee of gross assets equals approximately 5.74% of net assets.

(5)    Based on our net investment income and realized capital gains, less realized and unrealized capital losses, earned on our portfolio for the six months ended December 31, 2025, all of which consisted of an income incentive fee. This historical amount has been adjusted to reflect the issuance of 96,187,000 shares of preferred stock. The capital gain incentive fee is paid without regard to pre-incentive fee income. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management Services-Investment Advisory Agreement” in the prospectus.

(6)    As of December 31, 2025, we had $1.36 billion outstanding of Unsecured Notes (as defined below) in various maturities, ranging from January 15, 2026 to March 15, 2052, and interest rates, ranging from 2.25% to 8.00%, some of which are convertible into shares of the Company’s common stock at various conversion rates.

(7)    “Other expenses” are based on estimated amounts for the current fiscal year. The expenses of the Preferred Dividend Reinvestment Plan are included in “other expenses”. See “Capitalization” in the applicable prospectus supplement. The amount shown above represents annualized expenses during our six months ended December 31, 2025 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Consolidated Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Business-Management Services-Administration Agreement” in the applicable prospectus.

(8)    If all 52,555,739 outstanding 5.50% Preferred Stock and 6.50% Preferred Stock were converted into common stock and assuming all the Series A1 and Series A3 pay a Holder Optional Conversion Fee of 8.00% and all the Series A2 Preferred Stock pay a Holder Optional Conversion Fee of 7.50% of the maximum public offering price disclosed within the applicable prospectus supplement, then management fees would be 4.22%, incentive fees payable under our Investment Advisory

Agreement would be 0.87%, total advisory fees would be 5.09%, total interest expenses would be 4.70%, other expenses would be 0.66%, and total annual expenses would be 10.44% of net assets attributable to our common stock.

(9)     Based on the 5.50% per annum dividend rate applicable to the Series A1 Shares, M1 Shares, M2 Shares, AA1 Shares, MM1 Shares, and A2 Shares. Also based on the 5.35% per annum dividend rate applicable to the A Shares. Also based on the 6.50% per annum dividend rate applicable to the Series A3 Shares, M3 Shares, AA2 Shares, and MM2 Shares, the 6.50% annualized dividend rate applicable to Floating Rate Preferred Stock based on the floating rate as of February 4, 2026 and the 7.50% per annum dividend rate applicable to the Series A5 Shares and M5 Shares. Other series of preferred stock, including other series of preferred stock being sold in different offerings, may bear different annual dividend rates. No dividend will be paid on shares of Preferred Stock after they have been converted to shares of common stock.

FINANCIAL HIGHLIGHTS
The Financial Highlights contained in our most recent Annual Report on Form 10-K and in our most recent Quarterly Report on Form 10-Q are incorporated by reference herein. See “Incorporation by Reference.”

RISK FACTORS
Investing in our Securities involves a high degree of risk. Before you invest in our Securities, you should be aware of and carefully consider the various risks and uncertainties related to your investment, including those described in the applicable prospectus supplement in connection with a specific offering, and described in the section titled “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and any subsequent filings we have made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are incorporated by reference into this prospectus or any prospectus supplement, together with other information in this prospectus, the documents incorporated by reference in this prospectus or any prospectus supplement used in connection with an offering made pursuant to this prospectus. You should carefully consider such risk factors, together with all of the other information included or incorporated by reference in this prospectus, before you decide whether to make an investment in our Securities. The risks and uncertainties described in these documents are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our business, operations and performance. If any of the adverse events or conditions described in any of these documents occurs our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment. You should also carefully review the cautionary statement in this prospectus referred to under “Forward-Looking Statements” below. See also “Incorporation by Reference” and “Available Information” in this prospectus.

Risks Relating to Our Investments
We have not yet identified the portfolio company investments we intend to acquire using the proceeds of the offerings.
We have not yet identified the potential investments for our portfolio that we will purchase following the future offerings pursuant to this prospectus and any related prospectus supplement. Our Investment Adviser will select our investments subsequent to the closing of any such offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Securities.
Risks Relating to the Offerings Pursuant to This Prospectus
We may use proceeds of future offerings in a way with which you may not agree.
We will have significant flexibility in applying the proceeds of the offerings and may use the net proceeds from the offerings in ways with which you may not agree, or for purposes other than those contemplated at the time of such offerings. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of future offerings. Our ability to achieve our investment objective may be limited to the extent that net proceeds of such offerings, pending full investment, are used to pay expenses rather than to make investments.
We cannot assure you that we will be able to successfully deploy the proceeds of offerings within the timeframe we have contemplated.
We currently anticipate that a portion of the net proceeds of future offerings will be invested in accordance with our investment objective within six to twelve months following completion of any such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy in that timeframe that portion of net proceeds of such future offerings. To the extent we are unable to invest within our contemplated timeframe after the completion of an offering, our investment income, and in turn our results of operations, will likely be adversely affected.
Our most recent NAV was calculated as of December 31, 2025 and our NAV when calculated as of any date thereafter may be higher or lower.
Our most recent NAV per share is $6.21 determined by us as of December 31, 2025. NAV per share as of March 31, 2026 may be higher or lower than $6.21 based on potential changes in valuations, issuances of securities and earnings for the quarter then ended. Our board of directors has not yet approved the fair value of portfolio investments as of any date subsequent to December 31, 2025. The fair value of our portfolio investments is determined using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, our Adviser, the Administrator and the audit committee of our board of directors.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our Facility, if any, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. Interest on borrowings under the Facility is one-month SOFR plus 205 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 40 basis points if more than 60% of the Facility is drawn, or 70 basis points if more than 35% and an amount less than or equal to 60% of the Facility is drawn, or 150 basis points if an amount less than or equal to 35% of the Facility is drawn. The Facility requires us to pledge assets as collateral in order to borrow under the Facility. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.
We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions, and will be so used within two years. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years.
Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities, which may generate a loss to the Company.

FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein, our annual report on Form 10-K for the year ended June 30, 2025, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation may contain forward-looking statements within the meaning of the Section 21E of the Exchange Act, which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “continue,” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•our, or our portfolio companies’, future operating results;
•our business prospects and the prospects of our portfolio companies;
•the return or impact of current or future investments that we expect to make;
•our contractual arrangements and relationships with third parties;
•the dependence of our future success on the general economy and its impact on the industries in which we invest;
•the impact of global events outside of our control, including the consequences of the ongoing conflicts between Russia and Ukraine and in the Middle East, on our and our portfolio companies’ businesses and the global economy;
•uncertainty surrounding inflation and the financial stability of the United States, Europe, and China;
•potential trade war between the U.S. and China in connection with each country’s recent or proposed tariffs on the other country’s products;
•the financial condition of, and ability of our current and prospective portfolio companies to, achieve their objectives;
•difficulty in obtaining financing or raising capital, especially in the current credit and equity environment, and the impact of a protracted decline in the liquidity of credit markets on our and our portfolio companies’ businesses;
•the level, duration and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets;
•the impact of alternative reference rates on our business and certain of our investments;
•adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise;
•a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us;
•the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
•our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;
•trade negotiations and related government actions may create regulatory uncertainty for the portfolio companies and our investment strategy and adversely affect the profitability of the portfolio companies;
•the adequacy of our cash resources and working capital;
•the timing of cash flows, if any, from the operations of our portfolio companies;
•the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;
•the timing, form and amount of any dividend distributions;
•authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, the New York Stock Exchange LLC, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

•any of the other risks, uncertainties and other factors identified herein or in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and any subsequent filings we have made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act that are incorporated by reference into this prospectus or any prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in this prospectus and in the documents referenced under the caption “Risk Factors” and elsewhere in this prospectus, which together are incorporated by reference herein, and such risks and uncertainties could cause actual results to differ materially from those in any forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS
The information concerning distributions in our most recent Annual Report on Form 10-K, and in our subsequently filed Quarterly Reports on Form 10-Q, is incorporated by reference herein.

SENIOR SECURITIES
Information about our senior securities is included in our most recent Annual Report on Form 10-K, in our most recent subsequent quarterly report on Form 10-Q, and is incorporated by reference herein.

PRICE RANGE OF COMMON STOCK
The information about the price range of our common stock and outstanding securities is contained in our most recent Annual Report on Form 10-K, in our most recent subsequent quarterly report on Form 10-Q, and is incorporated by reference herein.

MANAGEMENT OF THE COMPANY
Investment Adviser
Prospect Capital Management, a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act,” manages our investments. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on our behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, New York, NY 10016. We depend on the due diligence, skill and network of business contacts of the senior management of the Investment Adviser. We also depend, to a significant extent, on the Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of the Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain the Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.
We have entered into an investment advisory and management agreement with the Investment Adviser, under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, the Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make. Under the Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities (and, accordingly, includes the value of assets acquired with proceeds from borrowings), as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management.
Staffing
Mr. John F. Barry III, our Chairman and Chief Executive Officer, Mr. Grier Eliasek, our Chief Operating Officer and President, and Ms. Kristin L. Van Dask, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, comprise our senior management. Over time, we expect to add additional officers and employees.
Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs.
Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.
Legal Proceedings
From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.
We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Portfolio Managers
The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	21
M. Grier Eliasek	President and Chief Operating Officer	21
Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of June 30, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio managers; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
John F. Barry III

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee (in millions)
Registered investment companies (1)	3	$7,505	2	$7,402
Other pooled investment vehicles	1	$28	0	$—
Other accounts	0	$—	0	$—

M. Grier Eliasek

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee (in millions)
Registered investment companies(1)	3	$7,505	2	$7,402
Other pooled investment vehicles	1	$28	0	$—
Other accounts	0	$—	0	$—

(1) Includes, for purposes of this table, closed-end funds that have elected to be regulated as a business development companies.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The information in the section entitled “Certain Relationships and Related Transactions” contained in our 2025 Proxy Statement filed on September 18, 2025 pursuant to section 14(a) of the Exchange Act is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of February 6, 2026, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the 1940 Act. Persons identified in the following table as beneficially owning more than 25% of the outstanding voting securities may be deemed to control us, as that term is defined in the 1940 Act.
Our directors are divided into two groups, interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
    The following table sets forth, as of February 6, 2026, certain ownership information with respect to our voting securities for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding voting securities and the beneficial ownership of each director, each executive officer, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our voting securities is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of our voting securities he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, New York, New York 10016.

	Common Stock			Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
5% or more holders

Interested Directors and Nominee
John F. Barry III(2)	130,282,989		27.0%
M. Grier Eliasek(3)	2,501,589	(4)	*	50	*
Independent Directors and Nominee
Andrew C. Cooper	—
William J. Gremp	88,789		*
Eugene S. Stark	60,000		*
Executive Officers
Kristin Van Dask	162,751	(5)	*	5,020	*
Executive officers and directors as a group	133,096,118			5,070
_______________________________________________________________________________
*    Represents less than one percent.
(1)    Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (“Exchange Act”). Percentage of beneficial ownership is based on 482,489,809 shares of common stock and 70,237,615 shares of preferred stock, as applicable, outstanding as of February 6, 2026.
In computing the number of shares of common stock beneficially owned by a person who also owns shares of preferred stock and the percentage ownership of that person, shares of common stock issuable upon the conversion of the outstanding shares of preferred stock pursuant to a holder conversion option are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)    Mr. Barry also serves as the Chief Executive Officer of the Company. Mr. Barry has sole voting and dispositive power over 129,884,946 shares of common stock held by him directly and through the John and Daria Barry Foundation as of February 6, 2026. Mr. Barry has shared voting and dispositive power over the remaining 398,043 shares of common stock beneficially owned as of February 6, 2026.
(3)    Mr. Eliasek also serves as the Chief Operating Officer of the Company.
(4)     Includes 458 shares of common stock that, as of February 6, 2026, Mr. Eliasek has the right to acquire pursuant to the conversion privilege in the preferred stock Mr. Eliasek owns.

(5)    Includes 43,326 shares of common stock that, as of February 6, 2026, Ms. Van Dask has the right to acquire pursuant to the conversion privilege in the preferred stock Ms. Van Dask owns.
The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of February 6, 2026. Other than Mr. Eliasek, as of February 6, 2026, no other director owns shares of our preferred stock. Information as to beneficial ownership is based on information furnished to us by the directors. We are part of a “family of investment companies”, as that term is defined in the 1940 Act, that includes Priority Income Fund, Inc. (“Priority”), Prospect Floating Rate & Alternative Income Fund, Inc. (“PFLOAT”) and Prospect Enhanced Yield Fund (“PENF”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)(3)	Dollar Range of Equity Securities Beneficially Owned in Priority(1)(2)	Dollar Range of Equity Securities Beneficially Owned in PFLOAT (1)(2)	Dollar Range of Equity Securities Beneficially Owned in PENF (1)(2)
Interested Directors and Nominee
John F. Barry III	Over $100,000	None	Over $100,000	Over $100,000
M. Grier Eliasek	Over $100,000	None	None	Over $100,000
Independent Directors and Nominee
Andrew C. Cooper	None	None	None	None
William J. Gremp	Over $100,000	None	None	None
Eugene S. Stark	Over $100,000	None	None	None
_______________________________________________________________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, which requires pecuniary interest.
(2)    The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(3)    The dollar range of shares of our common stock beneficially owned is based on the closing price of $2.64 on February 6, 2026 on The Nasdaq Stock Market LLC (the “Nasdaq”).

PORTFOLIO COMPANIES
The following is a listing of our portfolio companies at December 31, 2025. Values are as of December 31, 2025. (All figures in this item are in thousands.)
The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; “companies owned 5% to 24.99%” are portfolio companies where Prospect directly or indirectly owns 5% to 24.99% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company’s Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of December 31, 2025, Prospect owned controlling interests in Belnick, LLC (d/b/a The Ubique Group)(”Belnick”); CP Energy Services Inc. (“CP Energy”); Credit Central Loan Company, LLC; Echelon Transportation LLC; First Tower Finance Company LLC; Freedom Marine Solutions, LLC; InterDent, Inc.; Kickapoo Ranch Pet Resort; MITY, Inc.; National Property REIT Corp.; Nationwide Loan Company LLC; NMMB, Inc.; Pacific World Corporation; QC Holdings TopCO, LLC; R-V Industries, Inc.; Universal Turbine Parts, LLC; Strategic Chemical Solutions Corp. (f/k/a USES Corp.); and Valley Electric Company, Inc. CP Energy owns a controlling interest of the common equity of Spartan Energy Holdings, Inc., (“Spartan Holdings”) which owns 100% of Spartan Energy Services, LLC (“Spartan”), a portfolio company of Prospect with $56,251 first lien term loans (the “Spartan Term Loan A”) due to us as of December 31, 2025. As a result of CP Energy’s ownership of Spartan Holdings, and given Prospect’s controlling interest in CP Energy, we report our investments in Spartan as control investment. Spartan remains the direct borrower and guarantor to Prospect for the Spartan Term Loan A.We also own affiliated interests in Nixon, Inc. and RGIS Services, LLC. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Control Investments (greater than 25.00% voting control)(37)

Belnick, LLC (d/b/a The Ubique Group) (41) 4350 Ball Ground Highway Canton, GA 30114	Household Durables	First Lien Term Loan	12.50% (3M SOFR + 8.50%)	4.00	5/14/2029		$76,264	2.6%	(8)(36)
		Preferred Class P Units (5,263 units)	8.50% PIK		N/A	100.00%	—	—%	(14)
							76,264	2.6%
CP Energy Services Inc. (18) 1508 Neptune Drive Clinton, Oklahoma 73601	Energy Equipment & Services	First Lien Term Loan	12.93% (3M SOFR + 9.00%)	1.00	4/4/2027	N/A	9,403	0.3%	(8)(36)
		First Lien Term Loan	12.93% (3M SOFR + 9.00%)	1.00	4/4/2027	N/A	55,083	1.9%	(8)(36)
		First Lien Term Loan	12.93% (3M SOFR + 9.00%)	1.00	4/4/2027	N/A	7,330	0.2%	(8)(36)
		First Lien Term Loan	12.93% (3M SOFR + 9.00%)	1.00	4/4/2027	N/A	14,990	0.5%	(8)(36)
		First Lien Term Loan A to Spartan Energy Services, LLC	11.93% PIK (3M SOFR + 8.00%)	1.00	1/26/2027	N/A	36,662	1.2%	(8)(36)
		First Lien Term Loan A to Spartan Energy Services, LLC	11.93% (3M SOFR + 8.00%)	1.00	1/26/2027	N/A	9,592	0.3%	(8)
		Incremental First Lien Term Loan A to Spartan Energy Services, LLC - $700 Commitment	12.26% (3M SOFR+ 8.00%)	1.00	1/26/2027	N/A	—	—%	(8)(13)(36)
		Series A Preferred Units to Spartan Energy Holdings, Inc. (10,000 shares)	15.00%		N/A	100.00%	—	—%	(14)
		Series B Redeemable Preferred Stock (790 shares)	16.00%		N/A	100.00%	—	—%	(14)
		Common Stock (102,924 shares)			N/A	99.83%	—	—%	(14)
							133,060	4.4%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Control Investments (greater than 25.00% voting control)(37)

Credit Central Loan Company, LLC (19) 700 East North Street, Suite 15 Greenville, SC 29601	Consumer Finance	First Lien Term Loan	5.75%	—	9/15/2027	N/A	$83,156	2.8%	(12)
		Class A Units (14,867,312 units)			N/A	100.00%	—	—%	(12)(14)
		Preferred Class P Shares (14,518,187 units)	12.75% PIK		N/A	99.84%	—	—%	(12)(14)
		Net Revenues Interest (25% of Net Revenues)			N/A	N/A	—	—%	(12)(14)
							83,156	2.8%
Echelon Transportation, LLC 1465 Post Road East Westport, CT 06880	Trading Companies & Distributors	First Lien Term Loan	6.00%	—	12/7/2026	N/A	21,746	0.7%
		Membership Interest (100%)			N/A	100.00%	—	—%	(14)
		Preferred Units (47,074,638 units)	12.75%		N/A	100.00%	7,780	0.3%	(14)
							29,526	1.0%
First Tower Finance Company LLC (21) P.O. Box 320001 406 Liberty Park Court Flowood, Mississippi 39232	Consumer Finance	First Lien Term Loan to First Tower, LLC	11.00% plus 5.00% PIK	—	12/18/2027	N/A	449,336	15.2%	(12)(36)
		Class A Units (95,709,910 units)			N/A	80.10%	451,684	15.3%	(12)(14)
							901,020	30.5%
Freedom Marine Solutions, LLC (22) 111 Evergreen Drive Houma, Louisiana 70364	Marine Transport	Membership Interest (100%)			N/A	100.00%	11,882	0.4%	(14)
							11,882	0.4%
InterDent, Inc. 9800 South La Cienega Boulevard, Suite 800 Inglewood, California 90301	Health Care Providers & Services	First Lien Delayed Draw Term Loan B -$42,000 Commitment	5.00% plus 7.00% PIK	—	9/5/2027	N/A	25,586	0.9%	(13)(36)
		First Lien Term Loan A/B	18.48% (1M SOFR + 14.65%)	2.00	9/5/2027	N/A	14,249	0.5%	(3)(8)
		First Lien Term Loan A	9.33% (1M SOFR + 5.50%)	1.00	9/5/2027	N/A	95,823	3.2%	(3)(8)
		First Lien Term Loan B	5.00% plus 7.00% PIK	—	9/5/2027	N/A	202,214	6.8%	(36)
		Common Stock (99,900 shares)			N/A	100.00%	—	—%	(14)
							337,872	11.4%
Kickapoo Ranch Pet Resort 23230 Kickapoo Road Waller, Texas 77484	Diversified Consumer Services	First Lien Term Loan	11.17% (3M SOFR + 7.50%)	3.00	1/10/2029	N/A	$700	—%	(8)
		Membership Interest (100%)			N/A	100.00%	3,012	0.1%	(14)
							3,712	0.1%
MITY, Inc. (23) 1301 West 400 North Orem, UT 84057	Commercial Services & Supplies	First Lien Term Loan A	12.95% (3M SOFR + 9.02%)	3.00	11/30/2027	N/A	54,305	1.8%	(3)(8)
		First Lien Term Loan B	10.93% (3M SOFR + 7.00%) plus 10.00% PIK	3.00	11/30/2027	N/A	8,274	0.3%	(8)(36)
		Unsecured Note to Broda Enterprises ULC	10.00%	—	1/1/2028	N/A	5,392	0.2%	(12)
		Common Stock (42,053 shares)			N/A	100.00%	24,311	0.8%	(14)
		Series A Redeemable Preferred Stock (704 shares)	8.00% PIK		N/A	100.00%	1,100	—%	(14)
							93,382	3.1%
National Property REIT Corp. (24) 3424 Peachtree Road NE Suite 2200 Atlanta, GA 30326	Residential Real Estate Investment Trusts (REITs) / Consumer Finance / Structured Finance	First Lien Term Loan A	4.00% (3M SOFR + 0.25%) plus 2.00% PIK	3.75	3/31/2027	N/A	652,563	22.1%	(8)(36)(33)
		First Lien Term Loan D	4.00% (3M SOFR + 0.25%) plus 2.00% PIK	3.75	3/31/2027	N/A	178,425	6.0%	(8)(36)(33)
		First Lien Term Loan E	7.00% (3M SOFR + 1.50%) plus 7.00% PIK	5.50	3/31/2027	N/A	52,652	1.8%	(8)(36)(33)
		Residual Profit Interest			N/A	N/A	23,403	0.8%	(14)(33)
		Common Stock (3,374,914 shares)			N/A	100.00%	266,219	9.0%	(14)(40)
							1,173,262	39.7%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Control Investments (greater than 25.00% voting control)(37)

Nationwide Loan Company LLC (25) 3435 North Cierco Avenue Chicago, IL 60641	Consumer Finance	First Lien Delayed Draw Term Loan A - $7,350 Commitment	10.00%	—	5/15/2029	N/A	$6,165	0.2%	(12)(13)(36)
		First Lien Delayed Draw Term Loan B - $8,000 Commitment	10.00%	—	5/15/2029	N/A	4,313	0.1%	(12)(13)(36)
		Class A Units (925,796,475 units)			N/A	100.00%	20,918	0.7%	(12)(14)
							31,396	1.0%
NMMB, Inc. (26) 10 Abeel Road Cranbury, NJ 08512	Media	First Lien Term Loan	12.43% (3M SOFR + 8.50%)	2.00	3/31/2027	N/A	29,723	1.0%	(3)(8)
		Common Stock (21,418 shares)			N/A	92.77%	54,366	1.8%	(14)
							84,089	2.8%
Pacific World Corporation (34) 75 Enterprise, Suite 300 Aliso Viejo, CA 92656	Personal Care Products	First Lien Term Loan A	7.97% PIK (1M SOFR + 4.25%)	1.00	3/26/2029	N/A	107,626	3.6%	(8)(36)
		Convertible Preferred Equity (809,548 shares)	12.00% PIK		N/A	100.00%	—	—%	(14)
		Common Stock (6,778,414 shares)			N/A	7.79%	—	—%	(14)
							107,626	3.6%
QC Holdings TopCo, LLC (17) QC Holdings, LLC 8208 Melrose Drive Lenexa, KS 66214	Consumer Finance	Second Lien Term Loan	23.50% (3M SOFR + 18.50%)	5.00	7/1/2030	N/A	54,997	1.9%	(3)(8)(12)(36)
		Second Lien Delayed Draw Term Loan	23.50% (3M SOFR + 18.50%)	5.00	7/1/2030	N/A	1,706	0.1%	(8)(12)(13)(36)
		Class A Units (222,886 units)			N/A	99.50%	38,969	1.3%	(12)(14)
							95,672	3.3%
R-V Industries, Inc. 584 Poplar Road Honey Brook, PA 19344	Machinery	First Lien Term Loan	13.00% (3M SOFR + 9.00%)	1.00	12/15/2028	N/A	46,322	1.6%	(3)(8)
		First Lien Term Loan	7.50% (3M SOFR + 3.50%)	4.00	12/15/2028	N/A	10,000	0.3%	(3)(8)
		Common Stock (745,107 shares)			N/A	87.75%	46,342	1.6%
							102,664	3.5%
Universal Turbine Parts, LLC (32) 120 Grouby Airport Road Prattsville, AL 36067	Aerospace & Defense	First Lien Delayed Draw Term Loan - $6,965 Commitment	11.68% (3M SOFR + 7.75%)	1.00	2/29/2028	N/A	$6,469	0.3%	(8)(13)
		First Lien Term Loan A	9.68% (3M SOFR + 5.75%)	1.00	2/29/2028	N/A	29,575	1.0%	(3)(8)
		First Lien Term Loan A	11.68% (3M SOFR + 7.75%)	2.50	2/29/2028	N/A	3,990	0.1%	(3)(8)
		First Lien Term Loan A	11.68% (3M SOFR + 7.75%)	2.50	2/29/2028	N/A	14,875	0.5%	(3)(8)
		Preferred A Units (42,877,884 units)	12.75% PIK		10/31/2030	100.00%	41,884	1.4%
		Preferred B Units (43,423,272 units)	18.00% PIK		N/A	100.00%	5,436	0.2%	(14)
		Common Stock (10,000 units)			N/A	100.00%	—	—%	(14)
							102,229	3.5%
Strategic Chemical Solutions Corp. (f/k/a USES Corp.) (28) 2250 Pasadena Freeway Pasadena, TX 77506	Commercial Services & Supplies	First Lien Term Loan	12.98% (1M SOFR + 9.00%)	1.00	8/15/2026	N/A	1,015	0.1%	(8)
		First Lien Equipment Term Loan	12.98% (1M SOFR + 9.00%)	1.00	8/15/2026	N/A	9,693	0.3%	(8)(36)
		First Lien Term Loan A	9.00% PIK	—	8/15/2026	N/A	—	—%	(7)
		First Lien Term Loan B	15.50% PIK	—	8/15/2026	N/A	—	—%	(7)
		Common Stock (268,962 shares)			N/A	99.96%	—	—%	(14)
							10,708	0.4%
Valley Electric Company, Inc. (29) 1100 Merrill Creek Parkway Everett, WA 98023	Construction & Engineering	First Lien Term Loan to Valley Electric Co. of Mt. Vernon, Inc.	8.93% (3M SOFR + 5.00%) plus 2.50% PIK	3.00	6/30/2026	N/A	10,452	0.4%	(3)(8)(36)
		First Lien Term Loan	8.00% plus 10.00% PIK	—	4/30/2028	N/A	38,630	1.3%	(3)(36)
		First Lien Term Loan B	7.00% plus 5.50% PIK	—	4/30/2028	N/A	34,777	1.2%	(3)(36)
		Consolidated Revenue Interest (2.00%)			N/A	2.00%	1,194	—%	(10)
		Common Stock (50,000 shares)			N/A	94.99%	233,330	7.9%
							318,383	10.8%
Total Control Investments							$3,695,903	124.9%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Affiliate Investments (5.00% to 25.00% voting control)(38)

Nixon, Inc. (30) 701 South Coast Highway Encinitas, CA 92024	Textiles, Apparel & Luxury Goods	Common Stock (857 units)			N/A	8.57%	$—	—%	(14)
							—	—	—%
RGIS Services, LLC 33 E 33rd St Ste 902 New York, NY 10016	Commercial Services & Supplies	Membership Interest (505,308 units)			N/A	8.33%	12,835	33,902
							12,835	33,902	1.1%
Total Affiliate Investments							$12,835	$33,902	1.1%
Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Apidos CLO XV P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	4/21/2031	N/A	$4,426	0.1%	(5)(12)(15)
							4,426	0.1%
Apidos CLO XXII P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	4/21/2031	N/A	8,581	0.3%	(5)(12)(15)
							8,581	0.3%
Atlantis Health Care Group (Puerto Rico), Inc. Carr. 876 Int Calle Aniceto Diaz Trujillo Alto, PR 00978	Health Care Providers & Services	First Lien Term Loan	12.67% (3M SOFR + 8.75%)	2.00	5/15/2026	N/A	56,166	1.9%	(3)(8)
							56,166	1.9%
Aventiv Technologies, LLC 5360 Legacy Dr Ste 300 Plano, TX 75024	Diversified Telecommunication Services	Second Out Super Priority First Lien Term Loan	14.16% (3M SOFR+ 10.00%)	1.00	3/25/2026	N/A	43,663	1.5%	(8)(44)
		Second Out Super Priority First Lien Term Loan	13.96% (3M SOFR+ 10.00%)	1.00	3/25/2026	N/A	3,053	0.1%	(8)(44)
		Second Out Super Priority First Lien Term Loan	11.43% (3M SOFR + 7.50%)	1.00	3/25/2026	N/A	763	—%	(8)(36)(44)
		Third Out Super Priority First Lien Term Loan	9.02% (3M SOFR + 5.09%)	1.00	3/25/2026	N/A	22,601	0.8%	(8)(36)(44)
		Super Priority Second Lien Term Loan	12.98% (3M SOFR + 9.05%)	1.00	3/25/2026	N/A	7,904	0.3%	(7)(8)
							77,984	2.7%
Barings CLO 2018-III P.O. Box 1093 Boundary Hall Cricket Square Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	7/20/2029	N/A	—	—%	(5)(12)(15)
							—	—%
Barracuda Parent, LLC 3175 Winchester Blvd. Campbell, CA 95008	IT Services	Second Lien Term Loan	10.84% (3M SOFR + 7.00%)	0.50	8/15/2030	N/A	14,497	0.5%	(8)
							14,497	0.5%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

BCPE North Star US Holdco 2, Inc. 30 East 7th St., Suite 2600 St. Paul US-MN US 55101	Food Products	Second Lien Term Loan	11.08% (1M SOFR + 7.25%)	0.75	6/8/2029	N/A	$69,093	2.3%	(3)(8)
							69,093	2.3%
BCPE Osprey Buyer, Inc. 30 East 7th St., Suite 2600 St. Paul US-MN US 55101	Health Care Technology	First Lien Revolving Line of Credit - $4,239 Commitment	9.58% (1M SOFR + 5.75%)	0.75	8/21/2026	N/A	3,533	0.1%	(8)(13)
		First Lien Term Loan	9.58% (1M SOFR + 5.75%)	0.75	8/23/2028	N/A	4,597	0.2%	(3)(8)
		First Lien Term Loan	9.83% (3M SOFR + 5.75%)	0.75	8/23/2028	N/A	62,400	2.1%	(3)(8)
							70,530	2.4%
Burgess Point Purchaser Corporation 233 Wilshire Blvd. Suite 800 Santa Monica, CA 90401	Automobile Components	Second Lien Term Loan	12.94% (3M SOFR + 9.00%)	0.75	7/25/2030	N/A	26,328	0.9%	(3)(8)
							26,328	0.9%
Capstone Logistics Acquisition, Inc. 6525 The Corners Parkway, Suite 520 Peachtree Corners, GA 30092	Commercial Services & Supplies	Second Lien Term Loan	12.32% (1M SOFR + 8.50%)	1.00	11/12/2030	N/A	8,500	0.3%	(3)(8)
							8,500	0.3%
Cent CLO 21 Limited P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	7/29/2030	N/A	—	—%	(5)(12)(15)
							—	—%
Collections Acquisition Company, Inc. Two Easton Oval, Suite 310 Columbus, OH 43219	Financial Services	First Lien Term Loan	10.43% (3M SOFR + 6.50%)	2.50	6/3/2028	N/A	54,331	1.8%	(3)(8)
							54,331	1.8%
Credit.com Holdings, LLC 257 East 200 South Suite 1200 Salt Lake City UT 84111	Diversified Consumer Services	First Lien Term Loan A	14.93% (3M SOFR + 11.00%)	1.50	9/28/2028	N/A	13,350	0.5%	(7)(8)(36)
		First Lien Term Loan B	15.93% (3M SOFR + 12.00%)	1.50	9/28/2028	N/A	—	—%	(7)(8)
		Class B of PGX TopCo II LLC (999 Non-Voting Units)			N/A	100.00%	—	—%	(14)(43)
							13,350	0.5%
Discovery Point Retreat, LLC (6) 306 Log Cabin Road, Ennis, TX 75119	Health Care Providers & Services	First Lien Term Loan	11.68% (3M SOFR + 7.75%)	3.25	6/14/2029	N/A	20,290	0.7%	(3)(8)
		Series A Preferred Stock of Discovery MSO HoldCo LLC (8,701 Units)	8.00% PIK		N/A	99.38%	12,320	0.4%	(14)(43)
							32,610	1.1%
DRI Holding Inc. 8000 Haskell Avenue Van Nuys, CA 91406	Commercial Services & Supplies	First Lien Term Loan	9.07% (1M SOFR + 5.25%)	0.50	12/21/2028	N/A	33,046	1.1%	(3)(8)
		Second Lien Term Loan	11.82% (1M SOFR + 8.00%)	0.50	12/21/2029	N/A	144,479	4.9%	(3)(8)
							177,525	6.0%
Druid City Infusion, LLC 611 McFarland Blvd. Suite C Northport, AL 35476	Pharmaceuticals	First Lien Term Loan	11.17% (3M SOFR + 7.50%)	3.00	10/4/2029	N/A	39,424	1.3%	(3)(8)
		First Lien Convertible Note to Druid City Intermediate, Inc.	6.00% plus 2.00% PIK	—	10/4/2033	N/A	37,438	1.3%	(3)(36)(43)
							76,862	2.6%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Emerge Intermediate, Inc. (45) 110 Fieldcrest Ave, Third Floor, PMB #6295 Edison, NJ 08837	Pharmaceuticals	First Lien Term Loan	10.07% (3M SOFR + 6.25%)	—	8/31/2027	N/A	$52,984	1.8%	(3)(8)(36)
							52,984	1.8%
Enseo Acquisition, Inc. 2201 10th Street Plano, Texas 75074	Media	First Lien Term Loan	12.43% (3M SOFR + 8.50%)	2.00	12/31/2027	N/A	49,367	1.7%	(3)(8)
							49,367	1.7%
Eze Castle Integration, Inc. 100 High Street, 16th Floor Boston, MA 02110	Software	First Lien Delayed Draw Term Loan - $8,036 Commitment	10.76% (3M SOFR + 6.75%)	3.00	1/15/2027	N/A	2,552	0.1%	(8)(13)(46)
		First Lien Term Loan	10.77% (3M SOFR + 6.75%)	3.00	1/15/2027	N/A	45,684	1.5%	(3)(8)
							48,236	1.6%
Faraday Buyer, LLC 1630 Faraday Ave. Carlsbad, CA, 92008-7313	Electrical Equipment	First Lien Term Loan	9.67% (3M SOFR + 6.00%)	1.00	10/11/2028	N/A	61,054	2.1%	(3)(8)
							61,054	2.1%
First Brands Group 3255 W Hamlin Rd Rochester, Michigan 48309	Automobile Components	First Lien DIP Term Loan A	5.39% (1M SOFR + 1.55%) plus 8.45% PIK	1.00	6/29/2026	N/A	1,261	—%	(8)(42)
		First Lien DIP Term Loan B	10.84% PIK (1M SOFR + 7.00%)	1.00	6/29/2026	N/A	308	—%	(7)(8)(42)
		First Lien Term Loan	10.99% PIK (1M SOFR + 7.00%)	1.00	3/30/2027	N/A	26	—%	(7)(8)(42)
		First Lien Term Loan	10.99% PIK (1M SOFR + 7.00%)	1.00	3/30/2027	N/A	54	—%	(7)(8)(42)
		Second Lien Term Loan	14.63% PIK (1M SOFR + 10.50%)	1.00	3/30/2028	N/A	176	—%	(7)(8)(42)
							1,825	—%
Galaxy XV CLO, Ltd. P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	10/15/2030	N/A	—	—%	(5)(12)(15)
							—	—%
Galaxy XXVII CLO, Ltd. One Nexus Way Camana Bay, Grand Cayman, KY1-9005, Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	5/16/2031	N/A	—	—%	(5)(12)(15)
							—	—%
Galaxy XXVIII CLO, Ltd. One Nexus Way Camana Bay, Grand Cayman, KY1-9005, Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	7/15/2031	N/A	—	—%	(5)(12)(15)
							—	—%
Global Tel*Link Corporation (d./b/a ViaPath Technologies) 3120 Fairview Park Drive Suite 300 Falls Church, VA 22042	Diversified Telecommunication Services	First Lien Term Loan	11.22% (1M SOFR + 7.50%)	3.00	8/6/2029	N/A	124,291	4.2%	(3)(8)
							124,291	4.2%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Halcyon Loan Advisors Funding 2014-2 Ltd. P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	4/28/2030	N/A	$4	—%	(5)(12)(15)
							4	—%
Halcyon Loan Advisors Funding 2015-3 Ltd. P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	10/18/2027	N/A	10	—%	(5)(12)(15)
							10	—%
HarbourView CLO VII-R, Ltd. P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	7/18/2031	N/A	—	—%	(5)(12)(15)
							—	—%
Healthcare Venture Partners, LLC 701 E. Bay Street, Suite 516 Charleston, SC 29403	Health Care Providers & Services	First Lien Term Loan	11.67% (3M SOFR+ 8.00%)	3.50	8/29/2030	N/A	$11,940	0.4%	(3)(8)
		First Lien Revolving Line of Credit - $1,000 Commitment	11.67% (3M SOFR + 8.00%)	3.50	8/29/2030	N/A	—	—%	(8)(13)
		Series A Preferred Units of TCSPV Holdings IV, LLC (2,150,000 Units)			N/A	24.18%	3,080	0.1%	(14)(43)
							15,020	0.5%
Help/Systems Holdings, Inc. (d/b/a Forta, LLC) 11095 Viking Drive Suite 100 Eden Prairie, MN 55344	Software	Second Lien Term Loan	3.96% (3M SOFR + 0.00%) plus 9.00% PIK	2.00	5/19/2029	N/A	49,208	1.7%	(8)
							49,208	1.7%
Imperative Worldwide, LLC 111 SW 5th Ave, Suite 1825, Portland, OR 97204	Air Freight & Logistics	First Lien Term Loan	9.32% (3M SOFR + 5.50%)	0.75	12/30/2028	N/A	31,394	1.1%	(3)(8)
		First Lien Term Loan	9.17% (3M SOFR + 5.50%)	0.75	12/30/2028	N/A	5,925	0.2%	(3)(8)
		Second Lien Term Loan	12.32% (3M SOFR + 8.50%)	0.75	12/30/2029	N/A	95,000	3.2%	(3)(8)
							132,319	4.5%
Interventional Management Services, LLC 3390 Peachtree Road NE Suite 1500 Atlanta, Georgia 30326	Health Care Providers & Services	First Lien Revolving Line of Credit - $5,000 Commitment	12.92% (3M SOFR + 9.00%)	1.00	2/20/2026	N/A	5,000	0.2%	(3)(8)(13)
		First Lien Term Loan	12.92% (3M SOFR + 9.00%)	1.00	2/20/2026	N/A	63,450	2.1%	(3)(8)
							68,450	2.3%
iQor Holdings, Inc. 6700 North Andrews Avenue, Fort Lauderdale 33309	Professional Services	First Lien Term Loan	11.18% (3M SOFR + 7.25%)	2.50	6/11/2029	N/A	45,079	1.5%	(3)(8)
		Common Stock of Bloom Parent, Inc. (10,450 units)			N/A	6.03%	15,614	0.5%	(14)
							60,693	2.0%
Japs-Olson Company, LLC (31) 7500 Excelsior Blvd St. Louis Park, MN 55426	Commercial Services & Supplies	First Lien Term Loan	10.42% (3M SOFR + 6.75%)	2.00	5/25/2028	N/A	55,118	1.9%	(3)(8)
							55,118	1.9%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Julie Lindsey, Inc. 10 East 38th Street, 8th Floor New York, NY 10016	Textiles, Apparel & Luxury Goods	First Lien Revolving Line of Credit - $2,000 Commitment	10.00% (3M SOFR + 6.00%)	4.00	7/27/2027	N/A	$—	—%	(8)(13)
		First Lien Term Loan	10.00% (3M SOFR + 6.00%)	4.00	7/27/2028	N/A	19,000	0.6%	(3)(8)
							19,000	0.6%
K&N HoldCo, LLC 1455 Citrus Street Riverside CA, 92507	Automobile Components	Class A Common Units (137,215 units)			N/A	0.92%	374	—%	(14)
							374	—%
KM2 Solutions LLC 100 Park Avenue, Suite 1600 New York, New York 10017	Professional Services	First Lien Term Loan	13.42% (3M SOFR + 9.60%)	3.00	6/16/2026	N/A	17,607	0.6%	(3)(8)
							17,607	0.6%
LCM XIV Ltd. P.O. Box 1093, Queensgate House Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	7/21/2031	N/A	—	—%	(5)(12)(15)
							—	—%
Lucky US BuyerCo LLC 399 Boylston Street, 13th Floor Boston, MA 02116	Financial Services	First Lien Revolving Line of Credit - $2,775 Commitment	11.22% (3M SOFR + 7.50%)	1.00	4/1/2029	N/A	2,520	0.1%	(8)(13)(46)
		First Lien Term Loan	11.22% (3M SOFR + 7.50%)	1.00	4/1/2029	N/A	21,131	0.7%	(3)(8)
							23,651	0.8%
MAC Discount, LLC 109 Hindman Lane Butler, PA 16001	Distributors	First Lien Term Loan	12.42% (3M SOFR + 8.50%)	1.50	5/11/2028	N/A	30,760	1.0%	(3)(8)
		Class A Senior Preferred Stock of MAC Discount Investments, LLC (1,500,000 shares)	12.00%		N/A	1.38%	1,533	0.1%	(14)
							32,293	1.1%
Medical Solutions Holdings, Inc. (4) 1010 N. 102nd Street, Suite 300 Omaha, Nebraska 68114	Health Care Providers & Services	Second Lien Term Loan	10.94% (3M SOFR + 7.00%)	0.50	11/1/2029	N/A	21,785	0.7%	(8)
							21,785	0.7%
New WPCC Parent, LLC (47) 2277 Plaza Drive, Suite 270, Sugar Land, TX, 77479	Health Care Providers & Services	First Lien Term Loan	13.22% (1M SOFR+ 9.50%)	2.00	5/9/2030	N/A	22,748	0.8%	(3)(8)(36)
		Series A Preferred Interests (881,687 units)	13.00% PIK		N/A	18.18%	12,470	0.4%	(14)(43)
		Class A Common Interests (904,886 units)			N/A	18.10%	11,118	0.4%	(14)(43)
		Liquidating Trust of Wellpath Holdings, Inc.			N/A	N/A	8,839	0.3%	(14)
							55,175	1.9%
Octagon Investment Partners XV, Ltd. P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	7/19/2030	N/A	—	—%	(5)(12)(15)
							—	—%
OneTouchPoint Corp 1225 Walnut Ridge Drive Hartland, WI 53029	Commercial Services & Supplies	First Lien Term Loan	11.92% (3M SOFR + 8.00%)	1.00	6/30/2026	N/A	32,251	1.1%	(3)(8)
							32,251	1.1%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

PeopleConnect Holdings, Inc (9) 600 B Street, 9th Floor San Diego, CA 92101 Attention: Jeff Johnson, Chief Executive Officer and Rick Sutton, Chief Financial Officer	Interactive Media & Services	First Lien Term Loan	12.07% (3M SOFR + 8.25%)	2.75	7/22/2026	N/A	$60,776	2.1%	(3)(8)
							60,776	2.1%
Precisely Software Incorporated 1700 District Avenue Burlington, MA 01803	Software	Second Lien Term Loan	11.35% (3M SOFR + 7.25%)	0.75	4/23/2029	N/A	71,350	2.4%	(3)(8)
							71,350	2.4%
Preventics, Inc. (d/b/a Legere Pharmaceuticals) 15344 N. 83rd Way, Scottsdale, AZ 85260	Personal Care Products	First Lien Term Loan	14.43% (3M SOFR + 10.50%)	1.00	11/12/2026	N/A	8,743	0.3%	(3)(8)
		First Lien Term Loan	11.43% (3M SOFR + 7.50%)	3.00	11/12/2026	N/A	1,891	0.1%	(3)(8)
		Series A Convertible Preferred Stock (472 units)	8.00%		N/A	5.47%	374	—%	(14)(43)
		Series C Convertible Preferred Stock (5,677 units)	8.00%		N/A	100.00%	4,492	0.2%	(14)(43)
							15,500	0.6%
Recovery Solutions Parent, LLC 6550 Carothers Parkway, Suite 500. Franklin, TN 37067	Health Care Providers & Services	First Lien Term Loan	11.17% (3M SOFR + 7.50%)	2.00	1/27/2030	N/A	33,271	1.1%	(3)(8)(36)
		Membership Interest (1,567,397 units)			N/A	15.67%	53,086	1.8%	(14)(43)
							86,357	2.9%
Redstone Holdco 2 LP (20) 174 Middlesex Tpke Bedford, MA 01730	IT Services	Second Lien Term Loan	11.85% (3M SOFR + 7.75%)	0.75	4/27/2029	N/A	20,500	0.7%	(8)
							20,500	0.7%
Research Now Group, LLC and Dynata, LLC 6 Research Drive Shelton, CT 06484	IT Services	First Lien Second Out Term Loan	9.64% (3M SOFR + 5.50%)	1.00	10/15/2028	N/A	7,423	0.3%	(8)(44)
		Common Stock of New Insight Holdings, Inc. (210,781 shares)			N/A	2.11%	795	—%	(14)
		Warrants (to purchase 285,714 shares of Common Stock of New Insight Holdings, Inc.)			7/15/2029	20.00%	—	—%	(14)
							8,218	0.3%
Rising Tide Holdings, Inc. 1 E. Broward Blvd. Fort Lauderdale, FL 33301	Specialty Retail	First In Last Out Term Loan	30.00% PIK	—	5/1/2027	N/A	$561	—%	(36)(44)
		First In Last Out Term Loan	12.74% (1M SOFR+ 8.75%) plus 20.00% PIK	2.00	5/1/2027	N/A	733	—%	(8)(36)(44)
		First Lien First Out Term Loan	15.00% PIK	—	6/13/2028	N/A	2,189	0.1%	(36)
		First Lien Second Out Term Loan	12.00% PIK	—	6/13/2028	N/A	3,551	0.1%	(36)(44)
		Class A Common Units of Marine One Holdco, LLC (345,600 units)			N/A	3.46%	—	—%	(14)
		Warrants (to purchase 3,456,000 Class A Common Units of Marine One Holdco, LLC)			9/25/2044	9.59%	—	—%	(14)
		Warrants (to purchase 50,456 Class A Common Units of Marine One Holdco, LLC)			9/12/2028	3.84%	—	—%	(14)
							7,034	0.2%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

The RK Logistics Group, Inc. 41707 Christy Street Fremont, CA 94538	Commercial Services & Supplies	First Lien Term Loan	14.50% (3M SOFR + 10.50%)	1.00	12/18/2028	N/A	$5,599	0.2%	(3)(8)
		First Lien Term Loan	11.50% (3M SOFR + 7.50%)	4.00	12/18/2028	N/A	33,088	1.1%	(3)(8)
		Class A Common Units of RK Logistics Holdings Inc. (263,000 units)			N/A	4.90%	2,138	0.1%
		Class B Common Units of RK Logistics Holdings Inc. (1,435,000 units)			N/A	100.00%	11,665	0.4%	(43)
		Class C Common Units of RK Logistics Holdings Inc. (450,000 units)			N/A	28.88%	3,658	0.1%
							56,148	1.9%
RME Group Holding Company 810 7th Avenue, 35th Floor New York, NY 10019	Media	First Lien Term Loan A	9.42% (3M SOFR + 5.50%)	1.00	5/6/2027	N/A	17,578	0.6%	(8)
		First Lien Term Loan B	14.92% (3M SOFR + 11.00%)	1.00	5/6/2027	N/A	21,588	0.7%	(8)
							39,166	1.3%
Rosa Mexicano 264 West 40th Street New York, NY 10018	Hotels, Restaurants & Leisure	First Lien Revolving Line of Credit - $6,765 Commitment	16.00%	—	9/30/2026	N/A	6,574	0.2%	(13)
		First Lien Term Loan	11.43% (3M SOFR + 7.50%)	1.25	9/30/2026	N/A	21,863	0.7%	(8)
							28,437	0.9%
ShiftKey, LLC 5221 N O'Connor Blvd, Suite 1400 Irving, TX 75039	Health Care Technology	First Lien Term Loan	9.68% (3M SOFR + 5.75%) plus 0.50% PIK	1.00	6/21/2027	N/A	58,790	2.0%	(3)(8)(36)
							58,790	2.0%
Shoes West, LLC (d/b/a Taos Footwear) (27) 18701 S. Figueroa Street, Gardena, California, 90248	Textiles, Apparel & Luxury Goods	First Lien Term Loan A	10.93% (3M SOFR + 7.00%)	3.00	1/23/2030	N/A	38,062	1.3%	(3)(8)(43)
		First Lien Convertible Term Loan B	9.00% plus 2.00% PIK	—	1/23/2030	N/A	16,352	0.6%	(3)(36)(43)
		Class A Preferred Units of Taos Footwear Holdings, LLC (16,753 units)	8.00% PIK		2/28/2030	99.70%	44,241	1.5%
							98,655	3.4%
Shutterfly Finance, LLC 10 Almaden Blvd San Jose, CA 95113	Household Durables	First Lien Term Loan	9.84% (3M SOFR + 6.00%)	1.00	10/1/2027	N/A	2,406	0.1%	(3)(8)
		Second Lien Term Loan	8.82% (3M SOFR + 5.00%)	1.00	10/1/2027	N/A	18,211	0.6%	(3)(8)(42)
							20,617	0.7%
Silver Hill Mineral Lease 1508 Neptune Drive Clinton, Oklahoma 73601	Energy Equipment & Services	Revenue Interest			N/A	N/A	—	—%	(11)
							—	—%
Spectrum Vision Holdings, LLC 11605 Haynes Bridge Road Suite 550 Alpharetta, GA 30009	Health Care Providers & Services	First Lien Term Loan	10.61% (3M SOFR + 6.50%)	1.00	11/17/2026	N/A	29,172	1.0%	(3)(8)
							29,172	1.0%
STG Distribution, LLC 2001 Butterfield Rd, Suite 1010, Downers Grove, Illinois 60515	Air Freight & Logistics	First Out First Lien Term Loan	5.04% (3M SOFR + 1.00% ) plus 7.25% PIK	1.50	10/3/2029	N/A	15,529	0.5%	(8)(36)
		Second Out First Lien Term Loan	5.04% (3M SOFR + 1.00% ) plus 6.50% PIK	1.50	10/3/2029	N/A	12,314	0.4%	(7)(8)(44)
		Third Out First Lien Term Loan	5.04% (3M SOFR + 1.00% ) plus 6.00% PIK	1.50	10/3/2029	N/A	—	—%	(7)(8)(44)
							27,843	0.9%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments (less than 5.00% voting control)

Stryker Energy, LLC 6690 Beta Drive, Suite 214 Mayfield Village, OH 44143	Energy Equipment & Services	Overriding Royalty Interest			N/A	N/A	$—	—%	(11)
							—	—%
Town & Country Holdings, Inc. 295 Fifth Avenue, Suite 412 New York, NY 10016	Distributors	First Lien Term Loan	8.00%	—	8/29/2028	N/A	24,984	0.8%
		First Lien Term Loan	3.00% plus 5.00% PIK	—	8/29/2028	N/A	43,075	1.5%	(36)
		First Lien Term Loan	8.00%	—	8/29/2028	N/A	168,609	5.7%
		Class B of Town & Country TopCo LLC (999 Non-Voting Units)			N/A	100.00%	—	—%	(14)(43)
							236,668	8.0%
TPS, LLC 2821 Old Route 15 New Columbia, PA 17856	Machinery	First Lien Term Loan	14.26% (3M SOFR + 9.00%)	5.00	5/31/2027	N/A	18,373	0.6%	(3)(8)
							18,373	0.6%
United Sporting Companies, Inc. (16) 267 Columbia Ave. Chapin, SC 29036	Distributors	Second Lien Term Loan	11.00% (1M LIBOR + 11.00%) plus 2.00% PIK	—	11/16/2019	N/A	8,590	0.3%	(7)
							8,590	0.3%
Upstream Holdco, Inc. 1200 Corporate Dr, Suite 400, Birmingham, AL 35242	Health Care Providers & Services	Second Lien Term Loan	13.30% PIK (3M SOFR + 9.50%)	—	5/20/2030	N/A	17,265	0.6%	(8)
		Second Lien Term Loan	12.70% PIK (3M SOFR + 9.00%)	—	5/20/2030	N/A	6,774	0.2%	(8)
							24,039	0.8%
USG Intermediate, LLC 6500 River Place Blvd., Building III, Suite 400 Austin, TX 78730	Leisure Products	First Lien Term Loan B	15.57% (1M SOFR + 11.75%)	1.00	2/9/2029	N/A	70,688	2.4%	(3)(8)
		Equity			N/A	N/A	—	—%	(14)
							70,688	2.4%
Verify Diagnostics LLC 122 Commerce Park Dr Unit D, Barrie, Ontario, L4N 8W8	Health Care Providers & Services	First Lien Term Loan	13.95% (3M SOFR + 10.28%)	3.50	5/15/2030	N/A	37,042	1.3%	(3)(8)(44)
		Class A Preferred Units of Verify Diagnostic Holdings LLC (9,250,000 units)	12.00% PIK		N/A	35.11%	20,240	0.7%	(14)
							57,282	2.0%
Victor Technology, LLC 100 E. Crossroads Parkway, Suite C Bolingbrook, IL 60440	Commercial Services & Supplies	First Lien Term Loan	11.43% (3M SOFR + 7.50%)	1.00	12/3/2028	N/A	5,972	0.2%	(3)(8)
							5,972	0.2%
Voya CLO 2012-4, Ltd. P.O. Box 1093, Boundary Hall Cricket Square, Grand Cayman KY1-1102 Cayman Islands	Structured Finance	Subordinated Structured Note	Residual Interest, current yield 0.00%	—	10/15/2030	N/A	989	—%	(5)(12)(15)
							989	—%
WatchGuard Technologies, Inc. 505 Fifth Avenue South, Suite 500 Seattle, WA 98104	IT Services	First Lien Term Loan	8.97% (1M SOFR + 5.25%)	0.75	6/30/2029	N/A	33,863	1.1%	(3)(8)
							33,863	1.1%
Wellful Inc. 2100 McKinney Avenue, Suite 1600 Dallas, Texas 75201	Food Products	Second Out First Lien Term Loan	10.08% (1M SOFR+ 6.25%)	1.00	4/19/2030	N/A	15,206	0.5%	(8)(36)(44)
							15,206	0.5%

						December 31, 2025
Portfolio Company	Industry	Investments(1)(35)	Coupon/Yield	Floor	Legal Maturity	% of Class	Fair Value(2)	% of Net Assets

Total Non-Control/Non-Affiliate Investments							$2,711,731	91.7%

Total Portfolio Investments							$6,441,536	217.7%

(1)The terms “Prospect,” “the Company,” “we,” “us” and “our” mean Prospect Capital Corporation and its subsidiaries unless the context specifically requires otherwise. The securities in which Prospect has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.
(2)Fair value is determined by or under the direction of our Board of Directors. Unless otherwise indicated by endnote 42 below, all of our investments are valued using significant unobservable inputs. In accordance with ASC 820, such investments are classified as Level 3 within the fair value hierarchy. See Notes 2 and 3 within the Company’s most recently filed Consolidated Financial Statements for further discussion.
(3)Security, or a portion thereof, is held by Prospect Capital Funding LLC (“PCF”), our wholly owned subsidiary and a bankruptcy remote special purpose entity, and is pledged as collateral for the Revolving Credit Facility and such security is not available as collateral to our general creditors (see Note 4 of the Company’s most recently filed Consolidated Financial Statements). The fair value of the investments held by PCF as of December 31, 2025 was $2,294,041, representing 35.6% of our total investments.
(4)Medical Solutions Holdings, Inc. and Medical Solutions, LLC are joint borrowers on the Second Lien Term Loan.
(5)This investment is in the equity class of the collateralized loan obligation (“CLO”) security, which is referred to as “Subordinated Structured Note,” or “SSN”. The SSN investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.
(6)Discovery Point Retreat, LLC, Discovery MSO LLC, Eating Disorder Solutions of Texas LLC, Discovery Point Retreat Waxahachie, LLC are joint borrowers on the First Lien Term Loan.

(7)Investment on non-accrual status as of the reporting date (see Note 2 of the Company’s most recently filed Consolidated Financial Statements).
(8)Certain variable rate securities in our portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. The 1-Month Secured Overnight Financing Rate or “1M SOFR”, was 3.69% as of December 31, 2025. The 3-Month Secured Overnight Financing Rate or “3M SOFR”, was 3.65% as of December 31, 2025. The impact of a Secured Overnight Financing Rate (“SOFR”) credit spread adjustment, if applicable, is included within the stated all-in interest rate.
(9)PeopleConnect Holdings, Inc. and Pubrec Holdings, Inc. are joint borrowers.
(10)The consolidated revenue interest is equal to the lesser of (i) 2.0% of consolidated revenue for the twelve-month period ending on the last day of the prior fiscal quarter (or portion thereof) and (ii) 25% of the amount of interest accrued on the Notes at the cash interest rate for such fiscal quarter (or portion thereof).
(11)Represents overriding royalty interests or revenue interests held which receive payments at the stated rates based upon the underlying operations.
(12)Investment has been designated as an investment not “qualifying” under Section 55(a) of the Investment Company Act of 1940 (the “1940 Act”). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets as calculated in accordance with regulatory requirements. As of December 31, 2025, our qualifying assets, as a percentage of total assets, stood at 82.56%. We monitor the status of these assets on an ongoing basis.

(13)Undrawn committed revolvers and delayed draw term loans to our portfolio companies incur commitment and unused fees ranging from 0.00% to 3.00%. As of December 31, 2025, $34,246 of undrawn revolver and delayed draw term loan commitments to our portfolio companies, of which $22,557 are considered at the Company’s sole discretion.
(14)Represents non-income producing security that has not paid a dividend or other income in the year preceding the reporting date.
(15)The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the SSN is fully recovered, any future distributions will be recorded as realized gains.
(16)Ellett Brothers, LLC, Evans Sports, Inc., Jerry’s Sports, Inc., Simmons Gun Specialties, Inc., Bonitz Brothers, Inc., and Outdoor Sports Headquarters, Inc. are joint borrowers on the second lien term loan. United Sporting Companies, Inc. (“USC”) is a parent guarantor of this debt investment, and is 100% owned by SportCo Holdings, Inc. (“SportCo”). In June 2019, USC filed for Chapter 11 bankruptcy and began liquidating its remaining assets.
(17)As of December 31, 2025, Prospect owns a 95.4% equity interest in QC Holdings TopCo, LLC (“QC Holdings”), representing a controlling beneficial interest in QC Holdings per the 1940 Act. QC Holdings specializes in consumer-focused alternative financial services and credit solutions.
(18)CP Holdings of Delaware LLC (“CP Holdings”), a consolidated entity in which we own 100% of the membership interests, owns 99.8% of CP Energy Services Inc. (“CP Energy”) as of December 31, 2025. CP Energy owns directly or indirectly 100% of each of CP Well Testing, LLC; Wright Foster Disposals, LLC; Foster Testing Co., Inc.; ProHaul Transports, LLC; and Wright Trucking, Inc. We report CP Energy as a separate controlled company. In June 2019, CP Energy purchased a controlling interest in the common equity of Spartan Energy Holdings, Inc. (“Spartan Holdings”), which owns 100% of Spartan Energy Services, LLC (“Spartan”), a portfolio company of Prospect with $56,251 in first lien term loans (the “Spartan Term Loans”) due to us as of December 31, 2025. As a result of CP Energy’s purchase, and given Prospect’s controlling interest in CP Energy, our Spartan Term Loans are presented as control investments under CP Energy. Spartan remains the direct borrower and guarantor to Prospect for the Spartan Term Loans. In September 2020, we made a new $26,193 Series A preferred stock investment in Spartan Energy Holdings, Inc., which equates to 100% of the Series A non-voting redeemable preferred stock outstanding.
(19)Credit Central Holdings of Delaware, LLC (“Credit Central Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 99.8% of Credit Central Loan Company, LLC (f/k/a Credit Central Holdings, LLC (“Credit Central”)) as of December 31, 2025. Credit Central owns 100% of each of Credit Central, LLC; Credit Central South, LLC; Credit Central of Texas, LLC; and Credit Central of Tennessee, LLC, the operating companies. We report Credit Central as a separate controlled company.
(20)Redstone Holdco 2 LP is the parent borrower on the second lien term loan. Redstone Buyer, LLC, Redstone Intermediate (Archer) HoldCo LLC, Redstone Intermediate (FRI) HoldCo LLC, Redstone Intermediate (NetWitness) HoldCo, LLC, and Redstone Intermediate (SecurID) HoldCo, LLC are joint borrowers on the Second Lien Term Loan.
(21)First Tower Holdings of Delaware LLC (“First Tower Delaware”), a consolidated entity in which we own 100% of the membership interests, owns 80.10% of the voting interest and 78.06% of the fully-diluted economic interest of First Tower Finance Company LLC (“First Tower Finance”). First Tower Finance owns 100% of First Tower, LLC, the operating company. We report First Tower Finance as a separate controlled company. Effective March 17, 2021, the First Tower, LLC lenders were granted a first priority security interest in First Tower Finance’s assets and our investment became classified as a First Lien Term Loan.
(22)Energy Solutions Holdings Inc., a consolidated entity in which we own 100% of the equity, owns 100% of Freedom Marine Solutions, LLC (“Freedom Marine”), which owns Vessel Company, LLC, Vessel Company II, LLC and Vessel Company III, LLC. We report Freedom Marine as a separate controlled company.
(23)MITY Holdings of Delaware Inc. (“MITY Delaware”), a consolidated entity in which we own 100% of the common stock, owns 100% of the equity of MITY, Inc. (f/k/a MITY Enterprises, Inc.) (“MITY”). MITY owns 100% of each of MITY-Lite, Inc. (“MITY-Lite”); Broda Enterprises USA, Inc.; and Broda Enterprises ULC (“Broda Canada”). We report MITY as a separate controlled company. Our subordinated unsecured note issued and outstanding to Broda Canada is denominated in Canadian Dollars (“CAD”). As of December 31, 2025, the principal balance of this note was CAD 7,371. In accordance with ASC 830, Foreign Currency Matters (“ASC 830”), this note was remeasured into our functional currency, U.S. Dollars (USD), and is presented on our Consolidated Schedule of Investments in USD. We formed a separate legal entity domiciled in the United States, MITY FSC, Inc., (“MITY FSC”) in which Prospect owns 100% of the equity. MITY FSC does not have material operations. This entity earns commission payments from MITY-Lite based on its sales to foreign customers, and distributes it to its shareholder.
(24)NPH Property Holdings, LLC (“NPH”), a consolidated entity in which we own 100% of the membership interests, owns 100% of the common equity of National Property REIT Corp. (“NPRC”) (f/k/a National Property Holdings Corp.), a property REIT which holds investments in several real estate properties. We report NPRC as a separate controlled company. See Note 3 of the Company’s most recently filed Consolidated Financial Statements for further discussion of the investments held by NPRC.
(25)Nationwide Acceptance Holdings LLC (“Nationwide Holdings”), a consolidated entity in which we own 100% of the membership interests, owns 94.22% of Nationwide Loan Company LLC, the operating company, as of December 31, 2025. We report Nationwide Loan Company LLC as a separate controlled company. Prospect has a first priority security interest in the assets of Nationwide.
(26)NMMB Holdings, Inc. (“NMMB Holdings”), a consolidated entity in which we own 100% of the equity, owns 92.77% of the fully diluted equity of NMMB, Inc. (“NMMB”) as of December 31, 2025. NMMB owns 100% of Refuel Agency, Inc., which owns 100% of Armed Forces Communications, Inc. We report NMMB as a separate controlled company.
(27)Shoes West, LLC and Shoes West Distribution, LLC are joint borrowers on the First Lien Term Loan A and First Lien Convertible Term Loan B.
(28)Prospect owns 99.96% of the equity of Strategic Chemical Solutions Corp. (effective October 21, 2025 f/k/a USES Corp.) as of December 31, 2025.
(29)Valley Electric Holdings I, Inc., a consolidated entity in which we own 100% of the common stock, owns 100% of Valley Electric Holdings II, Inc. (“Valley Holdings II”), another consolidated entity. Valley Holdings II owns 94.99% of Valley Electric Company, Inc. (“Valley Electric”). Valley Electric owns 100% of the equity of VE Company, Inc., which owns 100% of the equity of Valley Electric Co. of Mt. Vernon, Inc. We report Valley Electric as a separate controlled company.
(30)As of December 31, 2025, Prospect owns 8.57% of the equity in Encinitas Watches Holdco, LLC, the parent company of Nixon, Inc.
(31)Japs-Olson Company, LLC, Alpha Mail Debt Merger Sub, LLC and J-O Building Company LLC are joint borrowers on the First Lien Term Loan.
(32)UTP Holdings Group, Inc. (“UTP Holdings”) owns all of the voting stock of Universal Turbine Parts, LLC (“UTP”) and has appointed a Board of Directors to UTP Holdings, consisting of three employees of the Investment Adviser. UTP Holdings owns UTP. UTP Holdings is a wholly-owned holding company controlled by Prospect and therefore Prospect’s investment in UTP is classified as a control investment.
(33)As of December 31, 2025, the residual profit interest includes 8.33% of TLA, TLD and TLE residual profit calculated quarterly in arrears. The investments in TLA and TLD are subject to a maximum SOFR of 4.00%.
(34)Prospect owns 100% of the preferred equity of Pacific World Corporation (“Pacific World”), which represents a 99.99% ownership interest of Pacific World as of December 31, 2025. As a result, Prospect’s investment in Pacific World is classified as a control investment.

(35)The following shows the composition of our investment portfolio at amortized cost by control designation, investment type and by industry as of December 31, 2025:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Subordinated Structured Notes	Unsecured Debt	Equity (B)	Amortized Cost Total
Control Investments
Aerospace & Defense	$54,909	$—	$—	$—	$34,516	$89,425
Commercial Services & Supplies	83,681	—	—	7,200	28,053	118,934
Construction & Engineering	83,859	—	—	—	12,053	95,912
Consumer Finance	552,707	56,703	—	—	134,222	743,632
Diversified Consumer Services	700	—	—	—	2,378	3,078
Energy Equipment & Services	156,542	—	—	—	175,658	332,200
Residential Real Estate Investment Trusts (REITs)	883,640	—	—	—	20,030	903,670
Health Care Providers & Services	368,582	—	—	—	45,118	413,700
Household Durables	90,575	—	—	—	3,400	93,975
Machinery	56,322	—	—	—	6,866	63,188
Marine Transport	—	—	—	—	47,467	47,467
Media	29,723	—	—	—	—	29,723
Personal Care Products	118,457	—	—	—	233,794	352,251
Trading Companies & Distributors	21,746	—	—	—	55,581	77,327
Total Control Investments	$2,501,443	$56,703	$—	$7,200	$799,136	$3,364,482
Affiliate Investments
Commercial Services & Supplies	$—	$—	$—	$—	$12,835	$12,835
Total Affiliate Investments	$—	$—	$—	$—	$12,835	$12,835
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$110,203	$95,000	$—	$—	$—	$205,203
Automobile Components	33,619	67,000	—	—	25,802	126,421
Commercial Services & Supplies	158,494	153,386	—	—	5,000	316,880
Distributors	276,723	8,590	—	—	42,782	328,095
Diversified Consumer Services	102,627	—	—	—	—	102,627
Diversified Telecommunication Services	196,805	59,071	—	—	—	255,876
Electrical Equipment	61,054	—	—	—	—	61,054
Financial Services	77,982	—	—	—	—	77,982
Food Products	18,521	69,013	—	—	—	87,534
Health Care Providers & Services	265,334	83,176	—	—	51,578	400,088
Health Care Technology	130,170	—	—	—	—	130,170
Hotels, Restaurants & Leisure	29,931	—	—	—	—	29,931
Household Durables	2,406	19,026	—	—	—	21,432
Interactive Media & Services	60,776	—	—	—	—	60,776
IT Services	33,863	69,279	—	—	—	103,142
Leisure Products	70,688	—	—	—	1	70,689
Machinery	18,373	—	—	—	—	18,373
Media	89,269	—	—	—	—	89,269
Personal Care Products	10,634	—	—	—	2,111	12,745
Pharmaceuticals	116,762	—	—	—	—	116,762
Professional Services	70,641	—	—	—	13,779	84,420
Software	48,228	133,420	—	—	—	181,648
Specialty Retail	10,034	—	—	—	23,898	33,932
Textiles, Apparel & Luxury Goods	66,620	—	—	—	18,395	85,015
Structured Finance(A)	—	—	12,234	—	—	12,234
Total Non-Control/Non-Affiliate	$2,059,757	$756,961	$12,234	$—	$183,346	$3,012,298
Total Portfolio Investment Cost	$4,561,200	$813,664	$12,234	$7,200	$995,317	$6,389,615

The following table shows the composition of our investment portfolio at fair value by control designation, investment type and by industry as of December 31, 2025:

Industry	1st Lien Term Loan	2nd Lien Term Loan	Subordinated Structured Notes	Unsecured Debt	Equity (B)	Fair Value Total	Fair Value % of Net Assets Applicable to Common Stock
Control Investments
Aerospace & Defense	$54,909	$—	$—	$—	$47,320	$102,229	3.5%
Commercial Services & Supplies	73,287	—	—	5,392	25,411	104,090	3.6%
Construction & Engineering	83,859	—	—	—	234,524	318,383	10.8%
Consumer Finance	542,970	56,703	—	—	511,571	1,111,244	37.5%
Diversified Consumer Services	700	—	—	—	3,012	3,712	0.1%
Energy Equipment & Services	133,060	—	—	—	—	133,060	4.4%
Residential Real Estate Investment Trusts(REITs)	883,640	—	—	—	289,622	1,173,262	39.8%
Health Care Providers & Services	337,872	—	—	—	—	337,872	11.5%
Household Durables	76,264	—	—	—	—	76,264	2.6%
Machinery	56,322	—	—	—	46,342	102,664	3.5%
Marine Transport	—	—	—	—	11,882	11,882	0.4%
Media	29,723	—	—	—	54,366	84,089	2.8%
Personal Care Products	107,626	—	—	—	—	107,626	3.6%
Trading Companies & Distributors	21,746	—	—	—	7,780	29,526	1.0%
Total Control Investments	$2,401,978	$56,703	$—	$5,392	$1,231,830	$3,695,903	124.9%
Fair Value % of Net Assets	81.2%	1.9%	—%	0.2%	41.6%	124.9%
Affiliate Investments
Commercial Services & Supplies	$—	$—	$—	$—	$33,902	$33,902	1.1%
Total Affiliate Investments	$—	$—	$—	$—	$33,902	$33,902	1.1%
Fair Value % of Net Assets	—%	—%	—%	—%	1.1%	1.1%
Non-Control/Non-Affiliate Investments
Air Freight & Logistics	$65,162	$95,000	$—	$—	$—	$160,162	5.4%
Automobile Components	1,649	26,504	—	—	374	28,527	0.9%
Commercial Services & Supplies	159,102	152,979	—	—	17,461	329,542	11.2%
Distributors	273,400	8,590	—	—	1,533	283,523	9.6%
Diversified Consumer Services	13,350	—	—	—	—	13,350	0.5%
Diversified Telecommunication Services	194,371	7,904	—	—	—	202,275	6.9%
Electrical Equipment	61,054	—	—	—	—	61,054	2.1%
Financial Services	77,982	—	—	—	—	77,982	2.6%
Food Products	15,206	69,093	—	—	—	84,299	2.8%
Health Care Providers & Services	279,079	45,824	—	—	121,153	446,056	15.1%
Health Care Technology	129,320	—	—	—	—	129,320	4.4%
Hotels, Restaurants & Leisure	28,437	—	—	—	—	28,437	0.9%
Household Durables	2,406	18,211	—	—	—	20,617	0.7%
Interactive Media & Services	60,776	—	—	—	—	60,776	2.1%
IT Services	33,863	34,997	—	—	—	68,860	2.3%
Leisure Products	70,688	—	—	—	—	70,688	2.4%
Machinery	18,373	—	—	—	—	18,373	0.6%
Media	88,533	—	—	—	—	88,533	3.0%
Personal Care Products	10,634	—	—	—	4,866	15,500	0.6%
Pharmaceuticals	129,846	—	—	—	—	129,846	4.4%
Professional Services	70,109	—	—	—	16,409	86,518	2.9%
Software	48,236	120,558	—	—	—	168,794	5.7%
Specialty Retail	7,034	—	—	—	—	7,034	0.2%
Textiles, Apparel & Luxury Goods	73,414	—	—	—	44,241	117,655	4.0%
Structured Finance (A)	—	—	14,010	—	—	14,010	0.4%
Total Non-Control/Non-Affiliate	$1,912,024	$579,660	$14,010	$—	$206,037	$2,711,731	91.7%
Fair Value % of Net Assets	64.6%	19.6%	0.5%	—%	7.0%	91.7%
Total Portfolio	$4,314,002	$636,363	$14,010	$5,392	$1,471,769	$6,441,536	217.7%
Fair Value % of Net Assets	145.8%	21.5%	0.5%	0.2%	49.7%	217.7%
(A) Our SSN investments do not have industry concentrations and as such have been separated in the tables above.

(B)     Equity, unless specifically stated otherwise, includes our investments in preferred stock, common stock, membership interests, net profits interests, net operating income interests, net revenue interests, overriding royalty interests, escrows receivable, and warrants.

(36)The interest rate on the below list of investments, which excludes those on non-accrual, contains a paid in kind (“PIK”) provision, whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities. The interest rate in the schedule represents the current interest rate in effect for these investments.
The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed under the existing credit agreements, for the quarter ended December 31, 2025:

Security Name	PIK Rate - Capitalized	PIK Rate - Paid as cash	Maximum Current PIK Rate
Aventiv Technologies, LLC - Third Out Super Priority First Lien Term Loan	9.02%	—%	9.02%	(A)
Aventiv Technologies, LLC - Second Out Super Priority First Lien Term Loan	11.43%	—%	11.43%	(A)
Belnick, LLC - First Lien Term Loan	12.50%	—%	12.50%	(B)
CP Energy Services Inc. - First Lien Term Loan	3.85%	9.08%	12.93%
CP Energy Services Inc. - First Lien Term Loan	12.93%	—%	12.93%
CP Energy Services Inc. - First Lien Term Loan	12.93%	—%	12.93%
CP Energy Services Inc. - Delayed Draw Term Loan	12.93%	—%	12.93%
CP Energy Services Inc. - First Lien Term Loan A to Spartan Energy Services, LLC	5.70%	6.23%	11.93%	(C)
CP Energy Services Inc. - Incremental First Lien Term Loan A to Spartan Energy Services, LLC	11.93%	—%	11.93%	(C)
Druid City Infusion, LLC - First Lien Convertible Note	2.00%	—%	2.00%
Emerge Intermediate, Inc. - First Lien Term Loan	4.00%	—%	4.00%	(D)
First Brands Group - First Lien DIP Term Loan A	8.45%	—%	8.45%
First Tower Finance Company LLC - First Lien Term Loan	—%	16.00%	16.00%	(E)
InterDent, Inc. - First Lien Term Loan B	7.00%	—%	7.00%
InterDent, Inc. - First Lien Delayed Draw Term Loan B	7.00%	—%	7.00%
MITY, Inc. - First Lien Term Loan B	—%	10.00%	10.00%
National Property REIT Corp. - First Lien Term Loan A	—%	2.00%	2.00%
National Property REIT Corp. - First Lien Term Loan D	—%	2.00%	2.00%
National Property REIT Corp. - First Lien Term Loan E	—%	7.00%	7.00%
Nationwide Loan Company LLC - Delayed Draw Term Loan	10.00%	—%	10.00%	(F)
Nationwide Loan Company LLC - Delayed Draw Term Loan	10.00%	—%	10.00%	(F)
New WPCC Parent, LLC. - Series A Preferred Interests	13.00%	—%	13.00%
Pacific World Corporation - First Lien Term Loan A	6.62%	1.35%	7.97%
QC Holdings TopCo, LLC - Second Lien Term Loan	—%	14.00%	14.00%	(G)
QC Holdings TopCo, LLC - Second Lien Delayed Draw Term Loan	—%	14.00%	14.00%	(G)
Rising Tide Holdings, Inc. - First In Last Out Term Loan	30.00%	—%	30.00%	(H)
Rising Tide Holdings, Inc. - First In Last Out Term Loan	20.00%	—%	20.00%	(H)
Rising Tide Holdings, Inc. - First Lien First Out Term Loan	15.00%	—%	15.00%
Rising Tide Holdings, Inc. - First Lien Second Out Term Loan	12.00%	—%	12.00%
ShiftKey, LLC - First Lien Term Loan	0.50%	—%	0.50%
Shoes West, LLC (d/b/a Taos Footwear) - First Lien Convertible Term Loan B	2.00%	—%	2.00%
Shoes West, LLC (d/b/a Taos Footwear) - Class A Preferred Units of Taos Footwear Holdings, LLC	8.00%	—%	8.00%
STG Distribution, LLC - First Out First Lien Term Loan	7.25%	—%	7.25%
Town & Country Holdings, Inc. - First Lien Term Loan	—%	5.00%	5.00%
Universal Turbine Parts, LLC - Preferred A Units	12.75%	—%	12.75%
USES Corp. - First Lien Equipment Term Loan	1.88%	11.10%	12.98%	(I)
Valley Electric Co. of Mt. Vernon, Inc. - First Lien Term Loan	—%	2.50%	2.50%
Valley Electric Company, Inc. - First Lien Term Loan	—%	10.00%	10.00%
Valley Electric Company, Inc. - First Lien Term Loan B	—%	5.50%	5.50%
(A) On December 29, 2023, the Aventiv Technologies, LLC Second Out Super Priority First Lien Term Loan was amended to allow a portion of interest accruing in cash to be payable in kind. On March 28, 2025, the Aventiv Technologies, LLC Third Out Super Priority First Lien Term Loan was amended to allow a portion of interest accruing in cash to be payable in kind.
(B) On May 13, 2025, the Belnick, LLC First Lien Term Loan was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 12.50%.
(C) On August 22, 2022, the Spartan Energy Services, LLC Twenty-Fifth Amendment to Amended and Restated Senior Secured Loan Agreement was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 11.93%.
(D) On November 28, 2025, the Emerge Intermediate, Inc. First Lien term loan investment paid and capitalized interest as PIK. As of December 31, interest is accruing in cash.
(E) On December 30, 2025, the First Tower Finance Company LLC Amendment No. 16 was amended to reduce the PIK rate to 5.00% and allow the interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 16.00%.
(F) The Nationwide Loan Company LLC Delayed Draw Term Loan agreement allows for a portion of interest accruing in cash to be payable in kind.

(G) The Amended QC Holdings TopCo, LLC Senior Secured Term Loan Agreement dated September 30, 2025, allows for a portion of interest accruing in cash to be payable in kind.
(H) The Rising Ride Holdings, Inc. Amended and Restated ABL Credit Agreement allows for all or a portion of interest to be payable in kind.
(I) On March 28, 2023, the USES Corp. First Lien Equipment Term loan was amended to allow interest accruing in cash to be payable in kind resulting in a maximum current PIK rate of 12.98%.

(37)As defined in the 1940 Act, we are deemed to “Control” these portfolio companies because we own more than 25% of the portfolio company’s outstanding voting securities. Transactions during the six months ended December 31, 2025 with these controlled investments were as follows:

Controlled Companies	Fair Value at June 30, 2025	Gross Additions (Cost)(A)	Gross Reductions (Cost) (B)	Net unrealized gains (losses)	Fair Value at December 31, 2025	Interest income	Dividend income	Other income	Net realized gains (losses)
Belnick, LLC (d/b/a The Ubique Group)	$51,166	$5,723	$—	$19,375	$76,264	$5,724	$—	$25	$—
CP Energy Services Inc.	85,359	3,104	—	(1,657)	86,806	6,704	—	—	—
CP Energy - Spartan Energy Services, Inc.	36,830	4,774	—	4,650	46,254	3,349	—	—	—
Credit Central Loan Company, LLC	78,736	2,315	—	2,105	83,156	3,669	—	—	—
Echelon Transportation, LLC	65,653	—	(32,993)	(3,134)	29,526	1,123	—	—	—
First Tower Finance Company LLC	760,518	31	(2,867)	143,338	901,020	35,816	—	—	—
Freedom Marine Solutions, LLC	11,660	350	—	(128)	11,882	—	—	—	—
InterDent, Inc.	338,781	19,675	—	(20,584)	337,872	21,047	—	—	—
Kickapoo Ranch Pet Resort	3,917	—	—	(205)	3,712	42	—	—	—
MITY, Inc.	94,418	3,520	—	(4,556)	93,382	4,777	—	88	8
National Property REIT Corp.	1,300,972	25,568	(44,545)	(108,733)	1,173,262	31,533	—	—	—
Nationwide Loan Company LLC	36,780	515	—	(5,899)	31,396	516	—	—	—
NMMB, Inc.	72,207	—	—	11,882	84,089	1,960	—	—	842
Pacific World Corporation	107,970	16,138	—	(16,482)	107,626	4,994	—	300	—
QC Holdings TopCo, LLC	77,286	1,706	—	16,680	95,672	6,779	—	—	—
R-V Industries, Inc.	105,577	9,000	—	(11,913)	102,664	2,963	8,774	—	—
Strategic Chemical Solutions Corp. (f/k/a USES Corp.)	14,518	544	(66,219)	61,865	10,708	1,433	—	—	(66,219)
Universal Turbine Parts, LLC	102,728	2,017	(118)	(2,398)	102,229	3,114	2,017	—	—
Valley Electric Company, Inc.	351,291	—	—	(32,908)	318,383	6,286	7,124	333	—
Total	$3,696,367	$94,980	$(146,742)	$51,298	$3,695,903	$141,829	$17,915	$746	$(65,369)
(A) Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, OID accretion and PIK interest, and any transfer of investments.
(B) Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

(38)As defined in the 1940 Act, we are deemed to be an “Affiliated company” of these portfolio companies because we own more than 5% of the portfolio company’s outstanding voting securities. Transactions during the six months ended December 31, 2025 with these affiliated investments were as follows:

Affiliated Companies	Fair Value at June 30, 2025	Gross Additions (Cost)(A)	Gross Reductions (Cost)(B)	Net unrealized gains (losses)	Fair Value at December 31, 2025	Interest income	Dividend income	Other income	Net realized gains (losses)
Nixon, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—
RGIS Services, LLC	27,057	1,099	—	5,746	33,902	—	985	—	—
Total	$27,057	$1,099	$—	$5,746	$33,902	$—	$985	$—	$—
(A) Gross additions include increases in the cost basis of the investments resulting from new portfolio investments, PIK interest, and any transfer of investments.
(B) Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investments repayments or sales, impairments, and any transfer of investments.

(39)Not applicable. See Consolidated Schedules of Investments of the Company’s most recently filed Consolidated Financial Statements.

(40)Since Prospect’s initial common equity investment in NPRC on December 31, 2013, we have made numerous additional follow-on investments that have been used to invest in new and existing properties as well as online consumer loans and rated secured structured notes. These follow-on acquisitions are summarized by fiscal year below (excluding effects of return of capital distributions). Details of specific transactions are included in the respective fiscal year Form 10-K filing (refer to endnote 42 for NPRC term loan follow-on investments):

Fiscal Year	Follow-On Investments (NPRC Common Stock, excluding cost of initial investment)
2014	$4,555
2015	68,693
2016	93,857
2017	116,830
2018	137,024
2019	11,582
2020	19,800
2022	15,620
2023	3,600
2024	4,600
2025	—
2026	—
(41)On March 31, 2025, Prospect exercised certain rights and remedies under its loan documents to exercise voting rights in respect of the equity of Belnick, LLC and certain of its subsidiaries (“Belnick”) to, among other things, appoint new officers, all of whom are our Investment Adviser’s professionals. As a result, Prospect’s investment in Belnick is classified as a control investment. Effective May 22, 2025, Prospect established 100% ownership of Belnick Holdings of Delaware, LLC (“Belnick Delaware”), a wholly owned consolidated holdings company. On May 23, 2025, Belnick Delaware acquired a 100% voting interest in Belnick’s Class P Preferred units, which equates to a 99.05% fully diluted beneficial interest in Belnick as of December 31, 2025. Belnick is a provider of high-volume, value-oriented furniture and furnishings to a broad range of residential and commercial end markets.
(42)This investment represents a Level 2 security in the ASC 820 table as of December 31, 2025. See Notes 2 and 3 of the Company’s most recently filed Consolidated Financial Statements for further discussion.
(43)Investment provides future right to acquire voting securities not beneficially owned, subject to certain terms and conditions, including prior notice, which if exercised, could result in such investment becoming an affiliate or control investment.
(44)The investment represents a unitranche loan with characteristics of a traditional first lien senior secured loan, but which pursuant to an agreement among lenders is divided among unaffiliated lenders into “first out” and “last out” tranches yielding different interest rates, where our investment is the “last out” tranche(s) of such unitranche loan, subject to payment priority in favor of a first out tranche held by an unaffiliated lender; or, the Company has entered into an intercreditor agreement that entitles the Company to the “last out” tranche of the first lien secured loans, whereby the “first out” tranche will receive priority as to the “last out” tranche(s) with respect to payments of principal, interest, and any other amounts due thereunder. Therefore, the Company may receive a higher interest rate than the “first out” lenders and the Consolidated Schedule of Investments above reflects such higher rate, as applicable.

(45)Emerge Intermediate, Inc., HD Research, LLC, ERG Buyer, LLC, and ERG Blocker, Inc. are joint borrowers on the First Lien Term Loan.

(46)The stated interest rate on the drawn revolver and delayed drawn term loan commitments represents a weighted average interest rate for the funded amounts of the investment.

(47)Wellpath Holdings, Inc. (“Wellpath”) filed for Chapter 11 bankruptcy on November 11, 2024. On May 9, 2025 Wellpath Holdings, Inc. consummated a court-approved restructuring pursuant to its Chapter 11 Plan of Reorganization. As part of this transaction, our existing First Lien Term Loan was restructured into new debt and equity positions in New WPCC Parent, LLC and our residual Second Lien Senior Secured Term Loan deficiency claims were exchanged for beneficial interests in the Wellpath Holdings, Inc. Liquidation Trust. Our recovery in the Trust is subject to a claim’s reconciliation process and the value of our interest is based on management’s current estimate of expected recovery, using Level 3 unobservable inputs.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
We may submit to our stockholders, for their approval, a proposal seeking authorization to make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past, and we may continue to do so under this prospectus if we seek and receive stockholder approval.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors including matters such as:
•The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•Whether the estimated offering price would closely approximate the market value of our shares;
•The potential market impact of being able to raise capital;
•The nature of any new investors anticipated to acquire shares of common stock in the offering;
•The anticipated rate of return on and quality, type and availability of investments; and
•The leverage available to us.
Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Investment Adviser as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.
If we seek and receive stockholder approval, we will not sell shares of common stock under a prospectus supplement to a registration statement (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $6.21 and we have 476.5 million shares of common stock outstanding, sale of 50.0 million shares of common stock at net proceeds to us of $3.11 per share (an approximately 50% discount) would produce dilution of 4.75%. If we subsequently determined that our NAV per share decreased to $5.92 on the then 526.5 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 134.9 million shares of common stock at net proceeds to us of $2.96 per share, which would produce dilution of 10.20%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.
Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:
•existing stockholders who do not purchase any shares of common stock in the offering;
•existing stockholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and
•new investors who become stockholders by purchasing shares of common stock in the offering.
NAV per share used in the tables below is based on Prospect’s most recently determined NAV per share as of December 31, 2025. The NAV per share used for purposes of providing information in the table below is thus an estimate and does not necessarily reflect actual NAV per share at the time sales are made. Actual NAV per share may be higher or lower based on potential changes in valuations of Prospect’s portfolio securities, accruals of income, expenses and distributions declared and thus may be higher or lower at the assumed sales prices than shown below.
The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

As previously noted, our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. While our Board of Directors would likely consider factors similar to those described above in connection with the issuance of any such warrants, options or rights, the 15% dilution limit described above will not apply to any such warrants, options or rights. To the extent shares of common stock are issued at a discount to NAV per share upon the conversion or exercise of any such warrants, options or rights, the below hypothetical examples would also apply.
Impact On Existing Common Stockholders Who Do Not Participate in the Offering
Our existing common stockholders who do not participate in an offering below NAV per common share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These common stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These common stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell common shares pursuant to this authority.
The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that we have 476.5 million common shares outstanding, $6,530,000,000 in total assets, $1,950,000,000 in total liabilities, and $1,620,000,000 in preferred stock carrying value. The current NAV applicable to common holders and NAV per share of common stock are thus $2,960,000,000 and $6.21. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 23,825,000 shares (5% of the outstanding shares) at $5.90 per common share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 47,650,000 shares (10% of the outstanding shares) at $5.59 per common share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 119,125,000 shares (25% of the outstanding shares) at $4.66 per common share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 119,125,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$6.16		$5.83		$4.86		—
Net Proceeds per Share to Issuer		$5.90		$5.59		$4.66		—
Decrease to NAV
Total Shares Outstanding	476,500,000	500,325,000	5.00%	524,150,000	10.00%	595,625,000	25.00%	595,625,000	25.00%
NAV per Share	$6.21	$6.20	(0.24)%	$6.16	(0.91)%	$5.90	(5.00)%	4.97	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	476,500	476,500	—	476,500	—	476,500	—	476,500	—
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$2,960,000	$2,952,952	(0.24)%	$2,933,091	(0.91)%	$2,812,000	(5.00)%	$2,368,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $6.21 per Share on Shares Held Prior to Sale)		$2,960,000		$2,960,000		$2,960,000		$2,960,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(7,048)		$(26,909)		$(148,000)		$(592,000)
Per Share Amounts
NAV per Share Held by Stockholder A		$6.20		$6.16		$5.90		$4.97
Investment per Share Held by Stockholder A (Assumed to be $6.21 per Share on Shares Held Prior to Sale)	$6.21	$6.21		$6.21		$6.21		$6.21
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.01)		$(0.06)		$(0.31)		$(1.24)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%
Impact On Existing Common Stockholders Who Do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates an assumed sale of 119,125,000 common shares (25% of the outstanding common shares) and the level of dilution and accretion in the offering for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 59,563 common shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 178,688 common shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV applicable to common holders has not been finally determined for any day after December 31, 2025. The table below is shown based upon the adjusted NAV per common share of $6.21 as described above. The following example assumes a sale of 119,125,000 common shares at a sales price to the public of $4.86 with a 4% underwriting discount and commissions and $350,000 of expenses ($4.66 per common share net). The levels of dilution and accretion shown herein would also apply to a common stockholder that acquires shares of common stock issued under the above conditions upon conversion of the preferred stock.

		50 % Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$4.86		$4.86
Net Proceeds per Share to Issuer		$4.66		$4.66
Decrease to NAV
Total Shares Outstanding	476,500,000	595,625,000	25.00%	595,625,000	25.00%
NAV per Share	$6.21	$5.90	(5.00)%	$5.90	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	476,500	536,063	12.50%	655,188	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$6.21	$3,163,500	6.88%	$3,866,500	30.63%
Total Investment by Stockholder A (Assumed to be $6.21 per Share) on Shares Held Prior to Sale		$3,249,245		$3,827,734
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(85,745)		$38,766
NAV per Share Held by Stockholder A after offering		$5.90		$5.9
Investment per Share Held by Stockholder A (Assumed to be $6.21 per Share on Shares Held Prior to Sale)		$6.06		$5.84
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.16)		$0.06
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.64)%		1.03%
Impact On New Investors
Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below. There is no maximum level of discount from NAV at which we may sell shares pursuant to the stockholder authority.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$6.16		$5.83		$4.86
Net Proceeds per Share to Issuer		$5.90		$5.59		$4.66
Decrease to NAV
Total Shares Outstanding	476,500,000	500,325,000	5.00%	524,150,000	10.00%	595,625,000	25.00%
NAV per Share	$6.21	$6.20	(0.24)%	$6.16	(0.91)%	$5.90	(5.00)%
Dilution to Participating Stockholder
Shares Held by Stockholder A	—	23,825		47,650		119,125
Percentage Held by Stockholder A	—%	—%		—%		—%
Total NAV Held by Stockholder A	$—	$147,648		$293,309		$703,000
Total investment by Stockholder A		$146,823		$277,865		$578,490
Total Accretion to Stockholder A (Total NAV Less Total Investment)		$825		$15,444		$124,510
NAV per Share Held by Stockholder A		$6.20		$6.16		$5.90
Investment per Share Held by Stockholder A		$6.16		$5.83		$4.86
Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$0.04		$0.33		$1.04
Percentage Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			0.65%		5.66%		21.40%

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN
We have adopted a common stock dividend reinvestment and direct stock purchase plan (the “Plan” or the “DRIP”) that provides for reinvestment of our common stock dividends or distributions on behalf of our common stockholders, unless a common stockholder elects to receive cash as provided below, and the ability to purchase additional shares of common stock by making optional cash investments. On April 17, 2020, our Board of Directors approved amendments to our DRIP, effective on May 21, 2020. These amendments principally provide for the number of newly-issued shares of common stock to be credited to a stockholder’s account to be determined by dividing (i) the total dollar amount of the dividend payable to such stockholder by (ii) 95% of the closing market price per share of our common stock on the date fixed by our Board of Directors for such distribution (thereby providing a 5% discount to the market price of our common stock on such date). As a result, when our Board of Directors authorizes, and we declare, a cash dividend or distribution, then our common stockholders who have not (or whose broker through which they hold shares of our common stock have not) “opted out” of our DRIP will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends or distributions.

Common stockholders who purchased shares of our common stock through or hold shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our DRIP. Even if such stockholders have elected to automatically reinvest their shares with their broker, the broker may have “opted out” of our DRIP (which utilizes DTC’s dividend reinvestment service), and such stockholders may therefore not be receiving the 5% pricing discount. Many common stockholders have been “opted out” of our DRIP by their brokers who instead implement a “synthetic” dividend reinvestment plan in which such broker purchases shares in the open market with no discount, using the funds from cash dividends. Common stockholders interested in participating in our DRIP should contact their brokers to make sure each such DRIP participation election has been made for the benefit of such stockholder. In making such DRIP election, each such common stockholder should specify to his or her broker the desire to participate in the “Prospect Capital Corporation DRIP through DTC” that issues shares of our common stock based on 95% of the market price (a 5% discount to the market price) and not the broker's own “synthetic” dividend reinvestment plan (if any) that offers no such discount. Common stockholders may need to make such election proactively with their broker.

If you are not a current common stockholder and want to enroll or have “opted out” and wish to rejoin, you may also purchase shares directly through the Plan or opt in by enrolling online or submitting to the Plan administrator a completed enrollment form and, if you are not a current stockholder, making an initial investment of at least $250.

No action is required on the part of a directly registered common stockholder to have their cash dividend or distribution reinvested in shares of our common stock. A directly registered common stockholder may elect to receive an entire dividend or distribution in cash by notifying the Plan administrator and our transfer agent and registrar, in writing so that such notice is received by the Plan administrator no later than the record date for dividends to stockholders. The Plan administrator will set up a dividend reinvestment account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash or who has enrolled in the Plan as described herein (each, a “Participant”). The Plan administrator will hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan administrator’s name or that of its nominee. Upon request by a Participant to terminate their participation in the Plan and liquidate their Plan account, received in writing, via the Internet or the Plan administrator’s toll free number no later than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be paid out in cash and not be reinvested. If such request is received fewer than 3 business days prior to a dividend or distribution payment date, such dividend or distribution will be reinvested but all subsequent dividends and distributions will be paid to the stockholder in cash on all balances. Upon such termination of the Participant’s participation in the Plan and liquidation of their plain account, all whole shares owned by the Participant will be issued to the Participant in a Direct Registration System (“DRS”) statement and a check will be issued to the Participant for the proceeds of fractional shares less a transaction fee of $15. Those common stockholders whose shares are held by a broker or other financial intermediary may receive dividends or distributions in cash by notifying their broker or other financial intermediary of their election.

We primarily use newly-issued shares of our common stock to implement reinvestment of dividends and distributions under the DRIP, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares of our common stock in the open market in connection with the implementation of reinvestment of dividends or distributions under the DRIP. The number of newly-issued shares of common stock to be credited to a stockholder’s account will be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the date fixed by the Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Common stockholders who do not elect to receive dividends and distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the Plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our common stockholders who participate in the Plan, the level of premium or discount at which our shares are trading and the amount of the dividend or distribution payable to a common stockholder.

There are no brokerage charges or other charges to common stockholders who participate in reinvestment of dividends or distributions under the Plan. The Plan administrator’s fees under the Plan are paid by us. If a participant elects by written notice to the Plan administrator to have the Plan administrator sell part or all of the shares held by the Plan administrator in the participant’s account and remit the proceeds to the participant, the Plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Common stockholders who receive dividends or distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are common stockholders who elect to receive their dividends or distributions in cash. A common stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will be equal to the total dollar amount of the dividend or distribution payable to the stockholder. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the U.S. Stockholder’s account (as defined below).

Participants in the Plan have the option of making additional cash payments to the Plan administrator for investment in the shares at the then current market price. Such payments may be made in any amount from $25 to $10,000 per transaction. Participants in the Plan may also elect to have funds electronically withdrawn from their checking or savings account each month. Direct debit of cash will be performed on the 10th of each month. Participants may elect this option by submitting a written authorization form or by enrolling online at the Plan administrator’s website. The Plan administrator will use all funds received from participants since the prior investment of funds to purchase shares of our common stock in the open market. We will not use newly-issued shares of our common stock to implement such purchases. Purchase orders will be submitted daily. The Plan administrator may, at its discretion, submit purchase orders less frequently but no later than 30 days after receipt. The Plan administrator will charge each stockholder who makes such additional cash payments $2.50, plus a $0.10 per share brokerage commission. Cash dividends and distributions payable on all shares credited to your Plan account will be automatically reinvested in additional shares pursuant to the terms of the Plan. Brokerage charges for some purchases are expected to be less than the usual brokerage charge for such transactions. Instructions sent by a participant to the Plan administrator in connection with such participant’s cash payment may not be rescinded.

Participants may terminate their participation in and liquidate their accounts under the Plan by notifying the Plan administrator in writing prior to a dividend or distribution payment date via its website at www.equiniti.com or by filling out the transaction request form located at the bottom of their statement and sending it to the Plan administrator at Equiniti Trust Company, LLC, P.O. Box 10027, Newark, NJ 07101 or by calling the Plan administrator’s Interactive Voice Response System at (888) 888-0313. Upon termination and liquidation, the stockholder will receive a DRS statement for the full shares credited to your Plan account. If you elect to receive cash, the Plan administrator sells such shares and delivers a check for the proceeds, less the $0.10 per share brokerage commission and the Plan administrator’s transaction fee of $15. In every case of termination, fractional shares credited to a terminating Plan account are paid in cash at the then-current market price, less any commission and transaction fee.

The Plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us or distribution pursuant to any additional cash payment made. All correspondence concerning the Plan should be directed to the Plan administrator by mail at Equiniti Trust Company, LLC, P.O. Box 10027, Newark, NJ 07101, or by telephone at 888-888-0313.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. Stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares, persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction, and persons that own or have owned, actually or constructively, 5% or more of any class or series of our stock. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase our securities, warrants representing rights to purchase our securities or separately tradeable units combining two or more of our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. Stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:
•A citizen or individual resident of the United States;
•A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•A trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.
A “Non-U.S. Stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. Stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisor with respect to the purchase, ownership and disposition of shares of our common stock.
Tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws.
Election to be Taxed as a RIC
As a business development company, we have elected and intend to continue to qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
1.Qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;
2.Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and
3.Diversify our holdings so that at the end of each quarter of the taxable year:
a.At least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and
b.No more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” (the “Diversification Tests”).
To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. If the partnership is a “qualified publicly traded partnership,” the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be “securities” for purposes of the Diversification Tests. We monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.
Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during the calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
We may hold a more than 10% interest in certain foreign corporations that are treated as controlled foreign corporations (“CFC”) for U.S. federal income tax purposes. In that event, we would generally be treated as receiving an income inclusion (treated as ordinary income) each year from such foreign corporations in an amount equal to our pro rata share of the corporation’s income for that tax year (including both ordinary earnings and capital gains), regardless of whether or not the CFC makes an actual distribution during such year. If we acquire shares in “passive foreign investment companies” (“PFICs”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) would generally require us to recognize income or gain in advance of the receipt of cash.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.
Guidance from the IRS generally permits publicly offered RICs to pay cash/stock dividends consisting of up to 80% stock if certain requirements are met. Any dividends paid in stock in accordance with such guidance will be taxable to the shareholder as if the dividend had been paid in cash and we will receive a dividend paid deduction for such distribution.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See the section entitled “Regulation as a Business Development Company – Senior Securities” in our most recent Annual Report on Form 10-K. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current or accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes we will qualify for taxation as a RIC.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, such distributions (if properly reported by us) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that our income consists of dividend income from U.S. corporations and (ii) in the case of individual stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we receive qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion, if any, of our distributions will qualify for favorable treatment as qualified dividend income. See “—Important Tax Information” below for certain historic information regarding the portion of our distributions eligible for the dividends received deduction.

Certain U.S. Stockholders are limited in their ability to deduct interest expense described in Section 163(j) of the Code. If Section 163(j) applies, the business interest expense deduction allowed for the tax year is generally limited to the sum of: (1) business interest income, (2) 30% of the taxpayer’s adjusted taxable income, and (3) the taxpayer’s “floor plan financing interest expense.” Properly reported dividends paid by us that are attributable to our net business interest income may be treated as Section 163(j) interest dividends, provided that certain holding period and other requirements are satisfied and subject to certain limitations. There can be no assurance as to what portion, if any, of our distributions will qualify for such interest income. See “—Important Tax Information” below for certain historic information regarding the portion of our distributions eligible for treatment as Section 163(j) distributions.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. In determining the extent to which a distribution will be treated as being made from our earnings and profits, our earnings and profits will be allocated, on a pro rata basis, first to distributions with respect to our preferred stock, and then to our common stock. In addition, the IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income, dividends eligible for the dividends received deduction) for each tax year based upon the percentage of total dividends distributed to each class for such year.
Properly reported dividends paid by us that are attributable to our “qualified REIT dividends” (generally, ordinary income dividends paid by a REIT, not including capital gain dividends or dividends treated as qualified dividend income) may be eligible for the 20% deduction described in Section 199A of the Code in the case of non-corporate U.S. Stockholders, provided that certain holding period and other requirements are met by us and by such stockholder. There can be no assurance as to what portion, if any, of our distributions will qualify for such deduction. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to income from our investment in a master limited partnership (“MLP”) will not qualify for the 20% deduction for “qualified PTP income” that would generally be available to a non-corporate U.S. Stockholder were the stockholder to own such partnership directly. As a result, it is possible that a non-corporate U.S. Stockholder will be subject to a higher effective tax rate on any such distributions received from us compared to the effective rate applicable to any income the U.S. Stockholder would receive if the stockholder invested directly in an MLP.
Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, and we may elect for each U.S. Stockholder to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, in which case the U.S. Stockholder would be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s tax basis for his, her or its common stock. The amount of tax that individual stockholders would be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.
If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.
A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).
In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates.
Certain U.S. Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.
We will make available to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income and as long-term capital gain on form 1099-DIV. In addition, the amount and the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder’s particular situation.
Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number or otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided that certain information is provided timely to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. Stockholders that are not “effectively connected” with a U.S. trade or business conducted by the Non-U.S. Stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current or accumulated earnings and profits.
Under Section 871(k) of the Code, properly reported distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on our circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if we report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains. See “—Important Tax Information” below for certain historic information regarding the portion of our distributions eligible for treatment as qualified net interest income or qualified short-term capital gains.

Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements, or (ii) subject to certain exceptions, we are or during prescribed testing periods have been a “United States real property holding corporation” or, in the case of certain distributions, a “qualified investment entity,” each within the meaning of the Foreign Investment in Real Property Tax Act of 1980. Although we do not expect to be a “United States real property holding corporation” or “qualified investment entity,” no assurances can be given in that regard.
Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains realized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder, will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
In addition, withholding at a rate of 30% will be required on dividends in respect of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we or the applicable withholding agent will in turn provide to the IRS. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our shares.
A Non-U.S. Stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Stockholder resides under the provisions of an applicable income tax treaty.

Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Stockholder’s U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.
Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.

Important Tax Information

We have generated certain types of income that may be exempt from U.S. withholding tax when distributed to non-U.S stockholders. As described above, under IRC Section 871(k), a RIC is permitted to designate distributions of qualified interest income and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. For the 2025 calendar year 59.77% of our taxable ordinary dividends as of December 31, 2025 qualified as interest related dividends which are generally exempt from U.S. withholding tax applicable to non-U.S. stockholders.

We have generated income that may be beneficial to shareholders that face interest expense limitations. As described above, under IRC Section 163(j) and the regulations thereunder, a RIC is permitted to designate distributions attributable to net business interest income as section 163(j) interest dividends. For the 2025 calendar year 100.00% of our taxable ordinary dividends as of December 31, 2025 qualified as section 163(j) interest dividends.

We have generated dividend income that may be beneficial to certain U.S. corporate shareholders. As described above, under IRC Code Sections 243 and 854, a RIC is permitted to designate ordinary dividends as eligible for the 50% dividends received deduction. For the 2025 calendar year 8.90% of our taxable ordinary dividends as of December 31, 2025 qualified for the deduction under sections 243 and 854.

No assurances can be given as to the portion of our future distributions that will qualify under Section 871(k), Section 163(j), or Sections 243 and 854.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter (including the articles supplementary designating the terms of a class or series of preferred stock) and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 2,000,000,000 shares of stock, par value $0.001 per share, consisting of 1,152,100,000 classified as common stock, par value $0.001 per share. Our common stock is traded on the NASDAQ Global Select Market and the TASE under the symbol “PSEC.” Our Board of Directors has reclassified 847,900,000 authorized but unissued shares of common stock into shares of preferred stock, par value $0.001 per share. The Board has classified and designated the shares of preferred stock as follows:
•80,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series A1”, par value $0.001 per share (the “Series A1 Shares”);
•80,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series M1”, par value $0.001 per share (the “Series M1 Shares”);
•80,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series M2”, par value $0.001 per share (the “Series M2 Shares”);
•80,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series M3”, par value $0.001 per share (the “Series M3 Shares”);
•80,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series A3”, par value $0.001 per share (the “Series A3 Shares”);
•90,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series A4”, par value $0.001 per share (the “Series A4 Shares”);
•90,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series M4”, par value $0.001 per share (the “Series M4 Shares”);
•90,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series A5”, par value $0.001 per share (the “Series A5 Shares”);
•90,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series M5”, par value $0.001 per share (the “Series M5 Shares”);
•20,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series AA1”, par value $0.001 per share (the “Series AA1 Shares”);
•20,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series MM1”, par value $0.001 per share (the “Series MM1 Shares”);
•20,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series AA2”, par value $0.001 per share (the “Series AA2 Shares”);
•20,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series MM2”, par value $0.001 per share (the “Series MM2 Shares”);
•1,000,000 shares of a series of preferred stock, designated as “Convertible Preferred Stock, Series A2”, par value $0.001 per share (the “Series A2 Shares,” and together with the Series A1 Shares, the Series A3 Shares, the Series M1 Shares, the Series M2 Shares, the Series M3 Shares, the Series AA1 Shares, the Series AA2 Shares, the Series MM1 Shares, the Series MM2 Shares, the Series A4 Shares, the Series M4 Shares, the Series A5 Shares, and the Series M5 Shares, the “Non-Traded Preferred Stock”); and
•6,900,000 shares of a series of preferred stock, designated as “5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock”, par value $0.001 per share (the “5.35% Series A Preferred Stock”).
Our shares of Non-Traded Preferred Stock are not listed for trading on any national securities exchange but we may apply to have any such shares listed for trading on a national securities exchange in the future, provided that any listing of the

Series A4 Shares, the Series M4 Shares, the Series A5 Shares or the Series M5 Shares shall require the approval of the holders of the Series A4 Shares, the Series M4 Shares, the Series A5 Shares or the Series M5 Shares, as applicable, voting as a separate class. The vote required to approve such a proposal for listing is a majority of the votes cast by the holders of Series A4 Shares, Series M4 Shares, Series A5 Shares or Series M5 Shares, as applicable, voting on such proposal at a meeting where a quorum of Series A4 Shares, Series M4 Shares, Series A5 Shares or Series M5 Shares, as applicable, is present. For purposes of voting on any such proposal to list the Series A4 Shares, Series M4 Shares, Series A5 Shares or Series M5 Shares, as applicable, the quorum required for voting on such proposal is 33 1/3% of the outstanding Series A4 Shares, Series M4 Shares, Series A5 Shares or Series M5 Shares, as applicable, entitled to vote on such proposal, unless our Board of Directors by resolution establishes a higher quorum. A favorable vote on any such proposal shall be non-binding and our Board of Directors shall retain sole discretion as to whether to complete such listing. If a series of Non-Traded Preferred Stock is listed for trading on a national securities exchange, we intend to reclassify all series of Non-Traded Preferred Stock with a common dividend rate that are listed on an exchange into a single series. Our shares of 5.35% Series A Preferred Stock are listed on the New York Stock Exchange under the symbol “PSEC PRA.”

There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. Our Board of Directors will only take such actions in accordance with Section 18 as modified by Section 61 of the 1940 Act. The 1940 Act limits business development companies to only one class or series of common stock and only one class of preferred stock. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The below table sets forth each class of our outstanding securities as of February 6, 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock	1,152,100,000	—	482,489,809
Preferred Stock	847,900,000	—	70,237,615
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws
Anti-takeover Effect
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Control Share Acquisitions
The Maryland General Corporation Law under the Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•one-tenth or more but less than one-third,
•one-third or more but less than a majority, or
•a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or
•an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflicts with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving classified three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2026, 2027 and 2028, respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, pursuant to an election to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of provision of notice and at the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of provision of notice and at the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by the chairman of the Board, our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Our charter generally provides for approval of charter amendments and extraordinary transactions if declared advisable by the Board and approved by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company, any proposal for our liquidation or dissolution or certain amendments to Article IV and Article V of our charter requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We currently have the Non-Traded Preferred Stock and the 5.35% Series A Preferred Stock outstanding. A description of these securities is incorporated by reference herein. See “Incorporation by Reference.” If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66 2/3% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.
For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:
•the designation and number of shares of such series;
•the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;
•any provisions relating to convertibility or exchangeability of the shares of such series;
•the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•the voting powers of the holders of shares of such series;
•any provisions relating to the redemption of the shares of such series;
•any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•if applicable, a discussion of certain U.S. Federal income tax considerations; and
•any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES
As of December 31, 2025, we had outstanding $268 million aggregate principal amount of 3.364% Senior Notes due 2026 (the “3.364% 2026 Notes”), $280 million aggregate principal amount of 3.437% Senior Notes due 2028 (the “3.437% 2028 Notes”), $171 million aggregate principal amount of 5.50% Series A Notes due 2030 listed on the TASE (the “5.50% 2030 Notes” and, collectively with the 3.364% 2026 Notes and the 3.437% 2028 Notes, the “Public Notes”) and $637 million aggregate principal amount of Prospect Capital InterNotes® issued pursuant to our medium term notes program (the “Prospect Capital InterNotes”). The Public Notes and the Prospect Capital InterNotes are referred to as the “Unsecured Notes.” However, we may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Unsecured Notes.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” On March 9, 2012, we entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with Equiniti Trust Company, LLC (previously, American Stock Transfer & Trust Company, LLC) (the “Retiring Trustee”) and U.S. Bank National Association (the “trustee”). Under the Agreement, we formally accepted the resignation of the Retiring Trustee and appointed the trustee under the Indenture, dated as of February 16, 2012 (the “indenture”), by and between us and the Retiring Trustee, as supplemented by the First Supplemental Indenture, dated as of March 1, 2012, by and between us and the Retiring Trustee, as further supplemented by the Second Supplemental Indenture, dated as of March 8, 2012, by and between us and the Retiring Trustee, and as further supplemented by the Joinder Supplemental Indenture, dated as of March 8, 2012, by and among us, the Retiring Trustee and the trustee. We accepted the resignation of the Retiring Trustee and appointed the trustee in order to take advantage of a more efficient money market based system of settling issuances of notes issued pursuant to the indenture not available through the Retiring Trustee. The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Incorporation by Reference” and “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:
•the designation or title of the series of debt securities;
•the total principal amount of the series of debt securities;
•the percentage of the principal amount at which the series of debt securities will be offered;
•the date or dates on which principal will be payable;
•the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•the terms for redemption, extension or early repayment, if any;
•the currencies in which the series of debt securities are issued and payable;
•whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•the denominations in which the offered debt securities will be issued;
•the provision for any sinking fund;
•any restrictive covenants;
•any events of default;

•whether the series of debt securities are issuable in certificated form;
•any provisions for defeasance or covenant defeasance;
•any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•whether the debt securities are subject to subordination and the terms of such subordination;
•the listing, if any, on a securities exchange; and
•any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, business development companies are generally able to issue senior securities such that their asset coverage, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. In March 2018, the Small Business Credit Availability Act added Section 61(a)(2) to the 1940 Act, a successor provision to Section 61(a)(1) referenced therein, which reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. On May 5, 2020, the Company’s stockholders voted to approve the application of the reduced asset coverage requirements in Section 61(a)(2) to the Company effective as of May 6, 2020. As a result of the stockholder approval, effective May 6, 2020, the asset coverage ratio under the 1940 Act applicable to the Company decreased to 150% from 200%. In other words, under the 1940 Act, the Company is now able to borrow $2 for investment purposes for every $1 of investor equity, as opposed to borrowing $1 for investment purposes for every $1 of investor equity. As a result, the Company will be able to incur additional indebtedness in the future and investors in the Company may face increased investment risk. In addition, the Company’s management fee payable to the Investment Adviser is based on the Company’s average adjusted gross assets, which includes leverage and, as a result, if the Company incurs additional leverage, management fees paid to the Investment Adviser would increase. If our asset coverage ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•how it handles securities payments and notices,
•whether it imposes fees or charges,
•how it would handle a request for the holders’ consent, if ever required,
•whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:
•if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,
•if we notify the trustee that we wish to terminate that global security, or
•if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”
Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:
•We do not pay the principal of, or any premium on, a debt security of the series on its due date.
•We do not pay interest on a debt security of the series within 30 days of its due date.
•We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.
•We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
•If, pursuant to Sections 18(a)(1)(c)(ii) and 61 of the 1940 Act, on the last business day of each of twenty-four consecutive calendar months any class of debt securities shall have an asset coverage (as such term is used in the 1940 Act) of less than 100 per centum.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•the payment of principal, any premium or interest or
•in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.
•We must deliver certain certificates and documents to the trustee.
•We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
•change the stated maturity of the principal of, or interest on, a debt security;
•reduce any amounts due on a debt security;

•reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•adversely affect any right of repayment at the holder’s option;
•change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•impair your right to sue for payment;
•adversely affect any right to convert or exchange a debt security in accordance with its terms;
•modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.
In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:
•If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.
•We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•only in fully registered certificated form,
•without interest coupons, and
•unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and
•renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as trustee under the indenture.
Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the Holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the Holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the Holders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•the title of such subscription rights;
•the exercise price for such subscription rights (or method of calculation thereof);
•the ratio of the offering;
•the number of such subscription rights issued to each Holder;
•the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•any termination right we may have in connection with such subscription rights offering; and
•any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•the title of such warrants;
•the aggregate number of such warrants;
•the price or prices at which such warrants will be issued;
•the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;
•the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;
•the date on which the right to exercise such warrants will commence and the date on which such right will expire;
•whether such warrants will be issued in registered form or bearer form;
•if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;
•if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;
•information with respect to book-entry procedures, if any;
•if applicable, a discussion of certain U.S. federal income tax considerations; and
•any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR UNITS
A unit is a separate security consisting of two or more other securities that either may or must be traded or transferred together as a single security. The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.
We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include contracts for purchase of any such security or debt obligations of third parties, such as U.S. Treasury securities, such that the holder holds each component. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.
A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:
•the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;
•a description of the terms of any unit agreement governing the units;
•a description of the provisions for the payment, settlement, transfer or exchange of the units; and
•whether the units will be issued in fully registered or global form.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: Prospect Capital Corporation Custody Account Administrator. Equiniti Trust Company, LLC acts as our transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Equiniti Trust Company, LLC is 48 Wall Street, 22nd Floor, New York, New York 10005, telephone number: (800) 468-9716. Computershare Trust Company, N.A acts as our transfer agent, dividend paying agent and registrar for our preferred stock. The principal business address of Computershare Trust Company, N.A is P.O. Box 505013, Louisville, KY 40233-5013, telephone number: 1-877-373-6374.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. We have not paid any brokerage commissions during the three most recent fiscal years. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.
Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Simpson Thacher & Bartlett LLP, Boston, MA, and Venable LLP as special Maryland counsel.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP is the independent registered public accounting firm of the Company.
AVAILABLE INFORMATION
We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.
We maintain a website at http://www.prospectstreet.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. Information contained on our website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus or any prospectus supplement.
No person is authorized to give any information or represent anything not contained in this prospectus, any accompanying prospectus supplement and any applicable pricing supplement. We are only offering the securities in places where sales of those securities are permitted. The information contained in this prospectus, any accompanying prospectus supplement and any applicable pricing supplement, as well as information incorporated by reference, is current only as of the date of that information. Our business, financial condition, results of operations and prospects may have changed since that date.

PART C—OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1)    Financial Statements

The following statements of Prospect Capital Corporation (the “Company” or the “Registrant”) are incorporated by reference into Part A of this Registration Statement:

Report of Independent Registered Public Accounting Firm
Consolidated Statements of Assets and Liabilities as of June 30, 2025 and June 30, 2024
Consolidated Statements of Operations for the years ended June 30, 2025, 2024 and 2023
Consolidated Statements of Changes in Net Assets and Temporary Equity for the years ended June 30, 2025, 2024 and 2023
Consolidated Statements of Cash Flows for the years ended June 30, 2025, 2024 and 2023
Consolidated Schedules of Investments as of June 30, 2025 and June 30, 2024
Notes to Consolidated Financial Statements
National Property REIT Corp. Financial Statements
First Tower Finance Company LLC Financial Statements
Consolidated Statements of Assets and Liabilities as of December 31, 2025 (unaudited) and June 30, 2025
Consolidated Statements of Operations for the three and six months ended December 31, 2025 and December 31, 2024 (unaudited)
Consolidated Statements of Other Comprehensive Income for the three and six months ended December 31, 2025 and December 31, 2024 (unaudited)
Consolidated Statements of Changes in Net Assets and Temporary Equity for the six months ended December 31, 2025 and December 31, 2024 (unaudited)
Consolidated Statements of Cash Flows for the six months ended December 31, 2025 and December 31, 2024 (unaudited)
Consolidated Schedules of Investments as of December 31, 2025 (unaudited) and June 30, 2025
Notes to Consolidated Financial Statements

(2)    Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Description
(a)(1)	Articles of Amendment and Restatement(40)
(a)(2)	Articles of Amendment(78)
(a)(3)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation (79)
(a)(4)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation (81)
(a)(5)	Certificate of Correction to the Articles Supplementary of Prospect Capital Corporation(82)
(a)(6)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(103)
(a)(7)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(114)
(a)(8)	Certificate of Correction to Articles Supplementary of Prospect Capital Corporation(115)
(a)(9)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(146)
(a)(10)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(162)

Description
(a)(11)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(180)
(a)(12)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(181)
(a)(13)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(41)
(a)(14)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(50)
(a)(15)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(46)
(a)(16)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(200)
(a)(17)	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation(340)
(b)(1)	Amended and Restated Bylaws(47)
(c)	Not Applicable
(d)(1)	Form of Share Certificate(1)
(d)(2)	Statement of Eligibility of U.S. Bank National Association on Form T-1†
(d)(3)	Indenture dated as of February 16, 2012, by and between the Registrant and American Stock Transfer & Trust Company, LLC, as Trustee(6)
(d)(4)
Agreement of Resignation, Appointment and Acceptance dated as of March 12, 2012, by and among the Registrant, American Stock Transfer & Trust Company, LLC, as Retiring Trustee, and U.S. Bank National Association, as Successor Trustee (7)

(d)(5)	Twenty-Second Supplemental Indenture dated as of November 23, 2012, to the U.S. Bank Indenture and Form of 6.625% Prospect Capital InterNote® due 2042(8)
(d)(6)	Twenty-Fourth Supplemental Indenture dated as of November 29, 2012, to the U.S. Bank Indenture and Form of 5.750% Prospect Capital InterNote® due 2032(9)
(d)(7)	Twenty-Fifth Supplemental Indenture dated as of November 29, 2012, to the U.S. Bank Indenture and Form of 6.500% Prospect Capital InterNote® due 2042(10)
(d)(8)	Thirty-Ninth Supplemental Indenture dated as of January 4, 2013, to the U.S. Bank Indenture and Form of 4.875% Prospect Capital InterNote® due 2031(11)
(d)(9)	Forty-Second Supplemental Indenture dated as of January 10, 2013, to the U.S. Bank Indenture and Form of 4.750% Prospect Capital InterNote® due 2031(12)
(d)(10)	Forty-Fifth Supplemental Indenture dated as of January 17, 2013, to the U.S. Bank Indenture and Form of 4.625% Prospect Capital InterNote® due 2031(13)
(d)(11)	Forty-Eighth Supplemental Indenture dated as of January 25, 2013, to the U.S. Bank Indenture and Form of 4.500% Prospect Capital InterNote® due 2031(14)
(d)(12)	Forty-Ninth Supplemental Indenture dated as of January 25, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(15)
(d)(13)	Fifty-First Supplemental Indenture dated as of January 31, 2013, to the U.S. Bank Indenture and Form of 4.500% Prospect Capital InterNote® due 2031(16)
(d)(14)	Fifty-Second Supplemental Indenture dated as of January 31, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(16)
(d)(15)	Fifty-Fourth Supplemental Indenture dated as of February 7, 2013, to the U.S. Bank Indenture and Form of 4.500% Prospect Capital InterNote® due 2031(17)
(d)(16)	Fifty-Fifth Supplemental Indenture dated as of February 7, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(17)
(d)(17)	Fifty-Seventh Supplemental Indenture dated as of February 22, 2013, to the U.S. Bank Indenture and Form of 4.500% Prospect Capital InterNote® due 2031(18)
(d)(18)	Fifty-Eighth Supplemental Indenture dated as of February 22, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(18)
(d)(19)	Sixtieth Supplemental Indenture dated as of February 28, 2013, to the U.S. Bank Indenture and Form of 4.500% Prospect Capital InterNote® due 2031(19)
(d)(20)	Sixty-First Supplemental Indenture dated as of February 28, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(19)
(d)(21)	Sixty-Third Supplemental Indenture dated as of March 7, 2013, to the U.S. Bank Indenture and Form of 4.500% Prospect Capital InterNote® due 2031(20)
(d)(22)	Sixty-Fourth Supplemental Indenture dated as of March 7, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(20)
(d)(23)	Sixty-Sixth Supplemental Indenture dated as of March 14, 2013, to the U.S. Bank Indenture and Form of 4.125% to 6.000% Prospect Capital InterNote® due 2031(21)
(d)(24)	Sixty-Seventh Supplemental Indenture dated as of March 14, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(21)

Description
(d)(25)	Supplemental Indenture dated as of March 15, 2013, to the U.S. Bank Indenture(22)
(d)(26)	Form of Global Note 5.875% Senior Note due 2023(23)
(d)(27)	Seventieth Supplemental Indenture dated as of March 21, 2013, to the U.S. Bank Indenture and Form of 4.125% to 6.000% Prospect Capital InterNote® due 2031(24)
(d)(28)	Seventy-First Supplemental Indenture dated as of March 21, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(24)
(d)(29)	Seventy-Fourth Supplemental Indenture dated as of March 28, 2013, to the U.S. Bank Indenture and Form of 4.125% to 6.000% Prospect Capital InterNote® due 2031(25)
(d)(30)	Seventy-Fifth Supplemental Indenture dated as of March 28, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2043(25)
(d)(31)	Seventy-Eighth Supplemental Indenture dated as of April 4, 2013, to the U.S. Bank Indenture and Form of 4.625% to 6.500% Prospect Capital InterNote® due 2031(26)
(d)(32)	Eighty-Second Supplemental Indenture dated as of April 11, 2013, to the U.S. Bank Indenture and Form of 5.500% Prospect Capital InterNote® due 2031(27)
(d)(33)	Ninety-Third Supplemental Indenture dated as of May 2, 2013, to the U.S. Bank Indenture and Form of 6.250% Prospect Capital InterNote® due 2043(28)
(d)(34)	Ninety-Sixth Supplemental Indenture dated as of May 9, 2013, to the U.S. Bank Indenture and Form of 6.250% Prospect Capital InterNote® due 2043(29)
(d)(35)	Ninety-Ninth Supplemental Indenture dated as of May 23, 2013, to the U.S. Bank Indenture and Form of 6.250% Prospect Capital InterNote® due 2043(30)
(d)(36)	One Hundred-Third Supplemental Indenture dated as of May 31, 2013, to the U.S. Bank Indenture and Form of 6.250% Prospect Capital InterNote® due 2043(31)
(d)(37)	One Hundred Ninety-First Supplemental Indenture dated as of November 7, 2013, to the U.S. Bank Indenture and Form of 6.500% Prospect Capital InterNote® due 2038(33)
(d)(38)	One Hundred Ninety-Sixth Supplemental Indenture dated as of November 15, 2013, to the U.S. Bank Indenture and Form of 6.500% Prospect Capital InterNote® due 2038(34)
(d)(39)	Two Hundred First Supplemental Indenture dated as of November 21, 2013, to the U.S. Bank Indenture and Form of 6.500% Prospect Capital InterNote® due 2038(35)
(d)(40)	Two Hundred Sixth Supplemental Indenture dated as of November 29, 2013, to the U.S. Bank Indenture and Form of 6.500% Prospect Capital InterNote® due 2038(36)
(d)(41)	Three Hundred Eighteenth Supplemental Indenture dated as of May 1, 2014, to the U.S. Bank Indenture and Form of 6.250% Prospect Capital InterNote® due 2039(38)
(d)(42)	Three Hundred Twenty-Third Supplemental Indenture dated as of May 8, 2014, to the U.S. Bank Indenture and Form of 6.250% Prospect Capital InterNote® due 2039(39)
(d)(43)	Form of Global Note of 5.875% Senior Notes due 2023(51)
(d)(44)	Supplemental Indenture dated as of October 1, 2018, to the U.S. Bank Indenture(52)
(d)(45)	Form of 6.375% Senior Note due 2024(52)
(d)(46)	Supplemental Indenture dated as of March 1, 2019, to the U.S. Bank Indenture, and Form of 6.375% Convertible Note due 2025(198)
(d)(47)	Seven Hundred Nineteenth Supplemental Indenture dated as of August 1, 2019, to the U.S. Bank Indenture, and Form of 4.250% to 6.750% Prospect Capital InterNote® due 2029(53)
(d)(48)	Form of Supplemental Indenture (floating rate notes)(60)
(d)(49)	Form of Supplemental Indenture (fixed rate notes)(54)
(d)(50)	Seven Hundred Twenty-Third Supplemental Indenture dated as of August 8, 2019, to the U.S. Bank Indenture, and Form of 4.250% to 6.750% Prospect Capital InterNote® due 2029(55)
(d)(51)	Seven Hundred Twenty-Seventh Supplemental Indenture dated as of August 15, 2019, to the U.S. Bank Indenture, and Form of 4.000% to 6.500% Prospect Capital InterNote® due 2029(56)
(d)(52)	Seven Hundred Thirtieth Supplemental Indenture dated as of August 22, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(57)
(d)(53)	Seven Hundred Thirty-First Supplemental Indenture dated as of August 22, 2019, to the U.S. Bank Indenture, and Form of 3.750% to 6.250% Prospect Capital InterNote® due 2029(57)
(d)(54)	Seven Hundred Thirty-Fourth Supplemental Indenture dated as of September 26, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(61)
(d)(55)	Seven Hundred Thirty-Fifth Supplemental Indenture dated as of September 26, 2019, to the U.S. Bank Indenture, and Form of 3.750% to 6.250% Prospect Capital InterNote® due 2029(62)
(d)(56)	Seven Hundred Thirty-Eighth Supplemental Indenture dated as of October 3, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(63)

Description
(d)(57)	Seven Hundred Thirty-Ninth Supplemental Indenture dated as of October 3, 2019, to the U.S. Bank Indenture, and Form of 3.750% to 6.250% Prospect Capital InterNote® due 2029(64)
(d)(58)	Seven Hundred Forty-Second Supplemental Indenture dated as of October 10, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(65)
(d)(59)	Seven Hundred Forty-Third Supplemental Indenture dated as of October 10, 2019, to the U.S. Bank Indenture, and Form of 3.750% to 6.250% Prospect Capital InterNote® due 2029(66)
(d)(60)	Seven Hundred Forty-Sixth Supplemental Indenture dated as of October 18, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(67)
(d)(61)	Seven Hundred Forty-Ninth Supplemental Indenture dated as of October 24, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(68)
(d)(62)	Seven Hundred Fifty-Second Supplemental Indenture dated as of October 31, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(69)
(d)(63)	Seven Hundred Seventieth Supplemental Indenture dated as of December 19, 2019, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(70)
(d)(64)	Seven Hundred Ninety-Fourth Supplemental Indenture dated as of February 12, 2020, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2030(71)
(d)(65)	Eight Hundred Fourteenth Supplemental Indenture dated as of April 30, 2020, to the U.S. Bank Indenture, and Form of 5.250% Prospect Capital InterNote® due 2027(74)
(d)(66)	Eight Hundred Seventeenth Supplemental Indenture dated as of May 7, 2020, to the U.S. Bank Indenture, and Form of 5.250% Prospect Capital InterNote® due 2027(75)
(d)(67)	Eight Hundred Twentieth Supplemental Indenture dated as of May 14, 2020, to the U.S. Bank Indenture, and Form of 5.250% Prospect Capital InterNote® due 2027(76)
(d)(68)	Eight Hundred Twenty-Third Supplemental Indenture dated as of May 29, 2020, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2027(77)
(d)(69)	Nine Hundred Fourteenth Supplemental Indenture dated as of January 7, 2021, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2031(83)
(d)(70)	Nine Hundred Fifteenth Supplemental Indenture dated as of January 14, 2021, to the U.S. Bank Indenture, and Form of 1.500% Prospect Capital InterNote® due 2024(84)
(d)(71)	Nine Hundred Seventeenth Supplemental Indenture dated as of January 14, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2028(84)
(d)(72)	Nine Hundred Eighteenth Supplemental Indenture dated as of January 14, 2021, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2031(84)
(d)(73)	Supplemental Indenture dated as of January 22, 2021, to the U.S. Bank Indenture, and Form of 3.706% Notes due 2026(85)
(d)(74)	Nine Hundred Nineteenth Supplemental Indenture dated as of January 22, 2021, to the U.S. Bank Indenture, and Form of 1.500% Prospect Capital InterNote® due 2024(86)
(d)(75)	Nine Hundred Twentieth Supplemental Indenture dated as of January 22, 2021, to the U.S. Bank Indenture, and Form of 2.000% Prospect Capital InterNote® due 2026(86)
(d)(76)	Nine Hundred Twenty-First Supplemental Indenture dated as of January 22, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2028(86)
(d)(77)	Nine Hundred Twenty-Second Supplemental Indenture dated as of January 22, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2031(86)
(d)(78)	Nine Hundred Twenty-Third Supplemental Indenture dated as of January 28, 2021, to the U.S. Bank Indenture, and Form of 3..000% Prospect Capital InterNote® due 2026(87)
(d)(79)	Nine Hundred Twenty-Fourth Supplemental Indenture dated as of January 28, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2028(87)
(d)(80)	Nine Hundred Twenty-Fifth Supplemental Indenture dated as of January 28, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2031(87)
(d)(81)	Nine Hundred Twenty-Sixth Supplemental Indenture dated as of February 4, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(88)
(d)(82)	Nine Hundred Twenty-Seventh Supplemental Indenture dated as of February 4, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(88)
(d)(83)	Nine Hundred Twenty-Eighth Supplemental Indenture dated as of February 4, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(88)
(d)(84)	Nine Hundred Twenty-Ninth Supplemental Indenture dated as of February 11, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(89)
(d)(85)	Nine Hundred Thirtieth Supplemental Indenture dated as of February 11, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(89)

Description
(d)(86)	Nine Hundred Thirty-First Supplemental Indenture dated as of February 11, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(89)
(d)(87)	Nine Hundred Thirty-Second Supplemental Indenture dated as of February 25, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(90)
(d)(88)	Nine Hundred Thirty-Third Supplemental Indenture dated as of February 25, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(90)
(d)(89)	Nine Hundred Thirty-Fourth Supplemental Indenture dated as of February 25, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(90)
(d)(90)	Nine Hundred Thirty-Fifth Supplemental Indenture dated as of March 4, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(92)
(d)(91)	Nine Hundred Thirty-Sixth Supplemental Indenture dated as of March 4, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(92)
(d)(92)	Nine Hundred Thirty-Seventh Supplemental Indenture dated as of March 4, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(92)
(d)(93)	Nine Hundred Thirty-Eighth Supplemental Indenture dated as of March 11, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(93)
(d)(94)	Nine Hundred Thirty-Ninth Supplemental Indenture dated as of March 11, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(93)
(d)(95)	Nine Hundred Fortieth Supplemental Indenture dated as of March 11, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(93)
(d)(96)	Nine Hundred Forty-First Supplemental Indenture dated as of March 18, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(94)
(d)(97)	Nine Hundred Forty-Second Supplemental Indenture dated as of March 18, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(94)
(d)(98)	Nine Hundred Forty-Third Supplemental Indenture dated as of March 18, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(94)
(d)(99)	Nine Hundred Forty-Fourth Supplemental Indenture dated as of March 25, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(95)
(d)(100)	Nine Hundred Forty-Fifth Supplemental Indenture dated as of March 25, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(95)
(d)(101)	Nine Hundred Forty-Sixth Supplemental Indenture dated as of March 25, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(95)
(d)(102)	Nine Hundred Forty-Seventh Supplemental Indenture dated as of April 1, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(96)
(d)(103)	Nine Hundred Forty-Eighth Supplemental Indenture dated as of April 1, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(96)
(d)(104)	Nine Hundred Forty-Ninth Supplemental Indenture dated as of April 1, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(96)
(d)(105)	Nine Hundred Fiftieth Supplemental Indenture dated as of April 8, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(97)
(d)(106)	Nine Hundred Fifty-First Supplemental Indenture dated as of April 8, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(97)
(d)(107)	Nine Hundred Fifty-Second Supplemental Indenture dated as of April 8, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(97)
(d)(108)	Nine Hundred Fifty-Third Supplemental Indenture dated as of April 15, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(98)
(d)(109)	Nine Hundred Fifty-Fourth Supplemental Indenture dated as of April 15, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(98)
(d)(110)	Nine Hundred Fifty-Fifth Supplemental Indenture dated as of April 15, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(98)
(d)(111)	Nine Hundred Fifty-Sixth Supplemental Indenture dated as of April 22, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(99)
(d)(112)	Nine Hundred Fifty-Seventh Supplemental Indenture dated as of April 22, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(99)
(d)(113)	Nine Hundred Fifty-Eighth Supplemental Indenture dated as of April 22, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(99)
(d)(114)	Nine Hundred Fifty-Ninth Supplemental Indenture dated as of April 29, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(100)

Description
(d)(115)	Nine Hundred Sixtieth Supplemental Indenture dated as of April 29, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(100)
(d)(116)	Nine Hundred Sixty-First Supplemental Indenture dated as of April 29, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(100)
(d)(117)	Nine Hundred Sixty-Second Supplemental Indenture dated as of May 6, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(101)
(d)(118)	Nine Hundred Sixty-Third Supplemental Indenture dated as of May 6, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(101)
(d)(119)	Nine Hundred Sixty-Fourth Supplemental Indenture dated as of May 6, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(101)
(d)(120)	Nine Hundred Sixty-Fifth Supplemental Indenture dated as of May 20, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(102)
(d)(121)	Nine Hundred Sixty-Sixth Supplemental Indenture dated as of May 20, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(102)
(d)(122)	Nine Hundred Sixty-Seventh Supplemental Indenture dated as of May 20, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(102)
(d)(123)	Supplemental Indenture dated as of May 27, 2021, to the U.S. Bank Indenture, and Form of 3.364% Notes due 2026(105)
(d)(124)	Nine Hundred Sixty-Eighth Supplemental Indenture dated as of May 27, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(106)
(d)(125)	Nine Hundred Sixty-Ninth Supplemental Indenture dated as of May 27, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(106)
(d)(126)	Nine Hundred Seventieth Supplemental Indenture dated as of May 27, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(106)
(d)(127)	Nine Hundred Seventy-First Supplemental Indenture dated as of June 4, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2027(107)
(d)(128)	Nine Hundred Seventy-Second Supplemental Indenture dated as of June 4, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2029(107)
(d)(129)	Nine Hundred Seventy-Third Supplemental Indenture dated as of June 4, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(107)
(d)(130)	Nine Hundred Seventy-Fourth Supplemental Indenture dated as of June 10, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2027(108)
(d)(131)	Nine Hundred Seventy-Fifth Supplemental Indenture dated as of June 10, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2029(108)
(d)(132)	Nine Hundred Seventy-Sixth Supplemental Indenture dated as of June 10, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(108)
(d)(133)	Nine Hundred Seventy-Seventh Supplemental Indenture dated as of June 17, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2027(109)
(d)(134)	Nine Hundred Seventy-Eighth Supplemental Indenture dated as of June 17, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2029(109)
(d)(135)	Nine Hundred Seventy-Ninth Supplemental Indenture dated as of June 17, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2031(109)
(d)(136)	Nine Hundred Eightieth Supplemental Indenture dated as of June 24, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2027(110)
(d)(137)	Nine Hundred Eighty-First Supplemental Indenture dated as of June 24, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2029(110)
(d)(138)	Nine Hundred Eighty-Second Supplemental Indenture dated as of June 24, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2031(110)
(d)(139)	Nine Hundred Eighty-Third Supplemental Indenture dated as of June 24, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2033(110)
(d)(140)	Nine Hundred Eighty-Fourth Supplemental Indenture dated as of July 1, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2027(111)
(d)(141)	Nine Hundred Eighty-Fifth Supplemental Indenture dated as of July 1, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2029(111)
(d)(142)	Nine Hundred Eighty-Sixth Supplemental Indenture dated as of July 1, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2031(111)
(d)(143)	Nine Hundred Eighty-Seventh Supplemental Indenture dated as of July 1, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2033(111)

Description
(d)(144)	Nine Hundred Eighty-Eighth Supplemental Indenture dated as of July 9, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(112)
(d)(145)	Nine Hundred Eighty-Ninth Supplemental Indenture dated as of July 9, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(112)
(d)(146)	Nine Hundred Ninetieth Supplemental Indenture dated as of July 9, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2033(112)
(d)(147)	Nine Hundred Ninety-First Supplemental Indenture dated as of July 9, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2036(112)
(d)(148)	Nine Hundred Ninety-Second Supplemental Indenture dated as of July 15, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2033(113)
(d)(149)	Nine Hundred Ninety-Third Supplemental Indenture dated as of July 15, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(113)
(d)(150)	Nine Hundred Ninety-Fourth Supplemental Indenture dated as of July 15, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(113)
(d)(151)	Nine Hundred Ninety-Fifth Supplemental Indenture dated as of July 15, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2033(113)
(d)(152)	Nine Hundred Ninety-Sixth Supplemental Indenture dated as of July 15, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2036(113)
(d)(153)	Nine Hundred Ninety-Seventh Supplemental Indenture dated as of July 22, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(116)
(d)(154)	Nine Hundred Ninety-Eighth Supplemental Indenture dated as of July 22, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(116)
(d)(155)	Nine Hundred Ninety-Ninth Supplemental Indenture dated as of July 22, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(116)
(d)(156)	One Thousandth Supplemental Indenture dated as of July 22, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2036(116)
(d)(157)	One Thousand First Supplemental Indenture dated as of July 22, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(116)
(d)(158)	One Thousand Second Supplemental Indenture dated as of July 29, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(117)
(d)(159)	One Thousand Third Supplemental Indenture dated as of July 29, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(117)
(d)(160)	One Thousand Fourth Supplemental Indenture dated as of July 29, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(117)
(d)(161)	One Thousand Fifth Supplemental Indenture dated as of July 29, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2036(117)
(d)(162)	One Thousand Sixth Supplemental Indenture dated as of July 29, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(117)
(d)(163)	One Thousand Seventh Supplemental Indenture dated as of August 5, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(118)
(d)(164)	One Thousand Eighth Supplemental Indenture dated as of August 5, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(118)
(d)(165)	One Thousand Ninth Supplemental Indenture dated as of August 5, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(118)
(d)(166)	One Thousand Tenth Supplemental Indenture dated as of August 5, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2036(118)
(d)(167)	One Thousand Eleventh Supplemental Indenture dated as of August 5, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(118)
(d)(168)	One Thousand Twelfth Supplemental Indenture dated as of August 12, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(119)
(d)(169)	One Thousand Thirteenth Supplemental Indenture dated as of August 12, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(119)
(d)(170)	One Thousand Fourteenth Supplemental Indenture dated as of August 12, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(119)
(d)(171)	One Thousand Fifteenth Supplemental Indenture dated as of August 12, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2036(119)
(d)(172)	One Thousand Sixteenth Supplemental Indenture dated as of August 12, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(119)

Description
(d)(173)	One Thousand Seventeenth Supplemental Indenture dated as of August 19, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(120)
(d)(174)	One Thousand Eighteenth Supplemental Indenture dated as of August 19, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(120)
(d)(175)	One Thousand Nineteenth Supplemental Indenture dated as of August 19, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(120)
(d)(176)	One Thousand Twentieth Supplemental Indenture dated as of August 19, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2036(120)
(d)(177)	One Thousand Twenty-First Supplemental Indenture dated as of August 19, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(120)
(d)(178)	One Thousand Twenty-Second Supplemental Indenture dated as of August 26, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(121)
(d)(179)	One Thousand Twenty-Third Supplemental Indenture dated as of August 26, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(121)
(d)(180)	One Thousand Twenty-Fourth Supplemental Indenture dated as of August 26, 2021, to the U.S. Bank Indenture, and Form of 3.400% Prospect Capital InterNote® due 2031(121)
(d)(181)	One Thousand Twenty-Fifth Supplemental Indenture dated as of August 26, 2021, to the U.S. Bank Indenture, and Form of 3.700% Prospect Capital InterNote® due 2036(121)
(d)(182)	One Thousand Twenty-Sixth Supplemental Indenture dated as of August 26, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(121)
(d)(183)	One Thousand Twenty-Seventh Supplemental Indenture dated as of September 10, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(122)
(d)(184)	One Thousand Twenty-Eighth Supplemental Indenture dated as of September 10, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(122)
(d)(185)	One Thousand Twenty-Ninth Supplemental Indenture dated as of September 10, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(122)
(d)(186)	One Thousand Thirtieth Supplemental Indenture dated as of September 10, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(122)
(d)(187)	One Thousand Thirty-First Supplemental Indenture dated as of September 10, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(122)
(d)(188)	One Thousand Thirty-Second Supplemental Indenture dated as of September 16, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(123)
(d)(189)	One Thousand Thirty-Third Supplemental Indenture dated as of September 16, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(123)
(d)(190)	One Thousand Thirty-Fourth Supplemental Indenture dated as of September 16, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(123)
(d)(191)	One Thousand Thirty-Fifth Supplemental Indenture dated as of September 16, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(123)
(d)(192)	One Thousand Thirty-Sixth Supplemental Indenture dated as of September 16, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(123)
(d)(193)	One Thousand Thirty-Seventh Supplemental Indenture dated as of September 23, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(124)
(d)(194)	One Thousand Thirty-Eighth Supplemental Indenture dated as of September 23, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(124)
(d)(195)	One Thousand Thirty-Ninth Supplemental Indenture dated as of September 23, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(124)
(d)(196)	One Thousand Fortieth Supplemental Indenture dated as of September 23, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(124)
(d)(197)	One Thousand Forty-First Supplemental Indenture dated as of September 23, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(124)
(d)(198)	One Thousand Forty-Second Supplemental Indenture dated as of September 30, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(126)
(d)(199)	Supplemental Indenture dated as of September 30, 2021, to the U.S. Bank Indenture, and Form of 3.437% Notes due 2028(125)
(d)(200)	One Thousand Forty-Third Supplemental Indenture dated as of September 30, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(126)
(d)(201)	One Thousand Forty-Fourth Supplemental Indenture dated as of September 30, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(126)

Description
(d)(202)	One Thousand Forty-Fifth Supplemental Indenture dated as of September 30, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(126)
(d)(203)	One Thousand Forty-Sixth Supplemental Indenture dated as of September 30, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(126)
(d)(204)	One Thousand Forty-Seventh Supplemental Indenture dated as of October 7, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(127)
(d)(205)	One Thousand Forty-Eighth Supplemental Indenture dated as of October 7, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(127)
(d)(206)	One Thousand Forty-Ninth Supplemental Indenture dated as of October 7, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(127)
(d)(207)	One Thousand Fiftieth Supplemental Indenture dated as of October 7, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(127)
(d)(208)	One Thousand Fifty-First Supplemental Indenture dated as of October 7, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(127)
(d)(209)	One Thousand Fifty-Second Supplemental Indenture dated as of October 15, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(128)
(d)(210)	One Thousand Fifty-Third Supplemental Indenture dated as of October 15, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(128)
(d)(211)	One Thousand Fifty-Fourth Supplemental Indenture dated as of October 15, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(128)
(d)(212)	One Thousand Fifty-Fifth Supplemental Indenture dated as of October 15, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(128)
(d)(213)	One Thousand Fifty-Sixth Supplemental Indenture dated as of October 15, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(128)
(d)(214)	One Thousand Fifty-Seventh Supplemental Indenture dated as of October 21, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(129)
(d)(215)	One Thousand Fifty-Eighth Supplemental Indenture dated as of October 21, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(129)
(d)(216)	One Thousand Fifty-Ninth Supplemental Indenture dated as of October 21, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(129)
(d)(217)	One Thousand Sixtieth Supplemental Indenture dated as of October 21, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(129)
(d)(218)	One Thousand Sixty-First Supplemental Indenture dated as of October 21, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(129)
(d)(219)	One Thousand Sixty-Second Supplemental Indenture dated as of October 28, 2021, to the U.S. Bank Indenture, and Form of 2.250% Prospect Capital InterNote® due 2026(130)
(d)(220)	One Thousand Sixty-Third Supplemental Indenture dated as of October 28, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2028(130)
(d)(221)	One Thousand Sixty-Fourth Supplemental Indenture dated as of October 28, 2021, to the U.S. Bank Indenture, and Form of 3.150% Prospect Capital InterNote® due 2031(130)
(d)(222)	One Thousand Sixty-Fifth Supplemental Indenture dated as of October 28, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2036(130)
(d)(223)	One Thousand Sixty-Sixth Supplemental Indenture dated as of October 28, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(130)
(d)(224)	One Thousand Sixty-Seventh Supplemental Indenture dated as of November 4, 2021, to the U.S. Bank Indenture, and Form of 2.400% Prospect Capital InterNote® due 2026(131)
(d)(225)	One Thousand Sixty-Eighth Supplemental Indenture dated as of November 4, 2021, to the U.S. Bank Indenture, and Form of 2.800% Prospect Capital InterNote® due 2028(131)
(d)(226)	One Thousand Sixty-Ninth Supplemental Indenture dated as of November 4, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2031(131)
(d)(227)	One Thousand Seventieth Supplemental Indenture dated as of November 4, 2021, to the U.S. Bank Indenture, and Form of 3.600% Prospect Capital InterNote® due 2036(131)
(d)(228)	One Thousand Seventy-First Supplemental Indenture dated as of November 4, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(131)
(d)(229)	One Thousand Seventy-Second Supplemental Indenture dated as of November 18, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(132)
(d)(230)	One Thousand Seventy-Third Supplemental Indenture dated as of November 18, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(132)

Description
(d)(231)	One Thousand Seventy-Fourth Supplemental Indenture dated as of November 18, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2031(132)
(d)(232)	One Thousand Seventy-Fifth Supplemental Indenture dated as of November 18, 2021, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2036(132)
(d)(233)	One Thousand Seventy-Sixth Supplemental Indenture dated as of November 18, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(132)
(d)(234)	One Thousand Seventy-Seventh Supplemental Indenture dated as of November 26, 2021, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2026(133)
(d)(235)	One Thousand Seventy-Eighth Supplemental Indenture dated as of November 26, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2028(133)
(d)(236)	One Thousand Seventy-Ninth Supplemental Indenture dated as of November 26, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2031(133)
(d)(237)	One Thousand Eightieth Supplemental Indenture dated as of November 26, 2021, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2036(133)
(d)(238)	One Thousand Eighty-First Supplemental Indenture dated as of November 26, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(133)
(d)(239)	One Thousand Eighty-Second Supplemental Indenture dated as of December 2, 2021, to the U.S. Bank Indenture, and Form of 2.750% Prospect Capital InterNote® due 2026(134)
(d)(240)	One Thousand Eighty-Third Supplemental Indenture dated as of December 2, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2028(134)
(d)(241)	One Thousand Eighty-Fourth Supplemental Indenture dated as of December 2, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2031(134)
(d)(242)	One Thousand Eighty-Sixth Supplemental Indenture dated as of December 2, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(134)
(d)(243)	One Thousand Eighty-Seventh Supplemental Indenture dated as of December 9, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(135)
(d)(244)	One Thousand Eighty-Eighth Supplemental Indenture dated as of December 9, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2028(135)
(d)(245)	One Thousand Eighty-Ninth Supplemental Indenture dated as of December 9, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2031(135)
(d)(246)	One Thousand Ninetieth Supplemental Indenture dated as of December 9, 2021, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2036(135)
(d)(247)	One Thousand Ninety-First Supplemental Indenture dated as of December 9, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(135)
(d)(248)	One Thousand Ninety-Second Supplemental Indenture dated as of December 16, 2021, to the U.S. Bank Indenture, and Form of 3.000% Prospect Capital InterNote® due 2026(136)
(d)(249)	One Thousand Ninety-Third Supplemental Indenture dated as of December 16, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2028(136)
(d)(250)	One Thousand Ninety-Fourth Supplemental Indenture dated as of December 16, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2031(136)
(d)(251)	One Thousand Ninety-Fifth Supplemental Indenture dated as of December 16, 2021, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2036(136)
(d)(252)	One Thousand Ninety-Sixth Supplemental Indenture dated as of December 16, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2051(136)
(d)(253)	One Thousand Ninety-Seventh Supplemental Indenture dated as of December 23, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2026(137)
(d)(254)	One Thousand Ninety-Eighth Supplemental Indenture dated as of December 23, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(137)
(d)(255)	One Thousand Ninety-Ninth Supplemental Indenture dated as of December 23, 2021, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2031(137)
(d)(256)	One Thousand One Hundredth Supplemental Indenture dated as of December 23, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2036(137)
(d)(257)	One Thousand One Hundred First Supplemental Indenture dated as of December 23, 2021, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2051(137)
(d)(258)	One Thousand One Hundred Second Supplemental Indenture dated as of December 30, 2021, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2026(138)
(d)(259)	One Thousand One Hundred Third Supplemental Indenture dated as of December 30, 2021, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2028(138)

Description
(d)(260)	One Thousand One Hundred Fifth Supplemental Indenture dated as of December 30, 2021, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2036(138)
(d)(261)	One Thousand One Hundred Sixth Supplemental Indenture dated as of December 30, 2021, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2051(138)
(d)(262)	One Thousand One Hundred Seventh Supplemental Indenture dated as of January 6, 2022, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2027(139)
(d)(263)	One Thousand One Hundred Eighth Supplemental Indenture dated as of January 6, 2022, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2029(139)
(d)(264)	One Thousand One Hundred Ninth Supplemental Indenture dated as of January 6, 2022, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2032(139)
(d)(265)	One Thousand One Hundred Tenth Supplemental Indenture dated as of January 6, 2022, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2037(139)
(d)(266)	One Thousand One Hundred Eleventh Supplemental Indenture dated as of January 6, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2052(139)
(d)(267)	One Thousand One Hundred Twelfth Supplemental Indenture dated as of January 13, 2022, to the U.S. Bank Indenture, and Form of 3.250% Prospect Capital InterNote® due 2027(140)
(d)(268)	One Thousand One Hundred Thirteenth Supplemental Indenture dated as of January 13, 2022, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2029(140)
(d)(269)	One Thousand One Hundred Fourteenth Supplemental Indenture dated as of January 13, 2022, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2032(140)
(d)(270)	One Thousand One Hundred Fifteenth Supplemental Indenture dated as of January 13, 2022, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2037(140)
(d)(271)	One Thousand One Hundred Sixteenth Supplemental Indenture dated as of January 13, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2052(140)
(d)(272)	One Thousand One Hundred Seventeenth Supplemental Indenture dated as of January 21, 2022, to the U.S. Bank Indenture, and Form of 3.500% Prospect Capital InterNote® due 2027(141)
(d)(273)	One Thousand One Hundred Eighteenth Supplemental Indenture dated as of January 21, 2022, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2029(141)
(d)(274)	One Thousand One Hundred Nineteenth Supplemental Indenture dated as of January 21, 2022, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2032(141)
(d)(275)	One Thousand One Hundred Twentieth Supplemental Indenture dated as of January 21, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2037(141)
(d)(276)	One Thousand One Hundred Twenty-First Supplemental Indenture dated as of January 21, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2052(141)
(d)(277)	One Thousand One Hundred Twenty-Second Supplemental Indenture dated as of January 27, 2022, to the U.S. Bank Indenture, and Form of 3.625% Prospect Capital InterNote® due 2027(142)
(d)(278)	One Thousand One Hundred Twenty-Third Supplemental Indenture dated as of January 27, 2022, to the U.S. Bank Indenture, and Form of 3.875% Prospect Capital InterNote® due 2029(142)
(d)(279)	One Thousand One Hundred Twenty-Fourth Supplemental Indenture dated as of January 27, 2022, to the U.S. Bank Indenture, and Form of 4.125% Prospect Capital InterNote® due 2032(142)
(d)(280)	One Thousand One Hundred Twenty-Fifth Supplemental Indenture dated as of January 27, 2022, to the U.S. Bank Indenture, and Form of 4.375% Prospect Capital InterNote® due 2037(142)
(d)(281)	One Thousand One Hundred Twenty-Sixth Supplemental Indenture dated as of January 27, 2022, to the U.S. Bank Indenture, and Form of 4.625% Prospect Capital InterNote® due 2052(142)
(d)(282)	One Thousand One Hundred Twenty-Seventh Supplemental Indenture dated as of February 3, 2022, to the U.S. Bank Indenture, and Form of 3.750% Prospect Capital InterNote® due 2027(143)
(d)(283)	One Thousand One Hundred Twenty-Eighth Supplemental Indenture dated as of February 3, 2022, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2029(143)
(d)(284)	One Thousand One Hundred Twenty-Ninth Supplemental Indenture dated as of February 3, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2032(143)
(d)(285)	One Thousand One Hundred Thirtieth Supplemental Indenture dated as of February 3, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2037(143)
(d)(286)	One Thousand One Hundred Thirty-First Supplemental Indenture dated as of February 10, 2022, to the U.S. Bank Indenture, and Form of 4.000% Prospect Capital InterNote® due 2027(144)
(d)(287)	One Thousand One Hundred Thirty-Second Supplemental Indenture dated as of February 10, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2029(144)
(d)(288)	One Thousand One Hundred Thirty-Third Supplemental Indenture dated as of February 10, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2032(144)

Description
(d)(289)	One Thousand One Hundred Thirty-Fourth Supplemental Indenture dated as of February 25, 2022, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2025(148)
(d)(290)	One Thousand One Hundred Thirty-Fifth Supplemental Indenture dated as of February 25, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2027(148)
(d)(291)	One Thousand One Hundred Thirty-Sixth Supplemental Indenture dated as of February 25, 2022, to the U.S. Bank Indenture, and Form of 4.375% Prospect Capital InterNote® due 2032(148)
(d)(292)	One Thousand One Hundred Thirty-Seventh Supplemental Indenture dated as of February 25, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2052(148)
(d)(293)	One Thousand One Hundred Thirty-Eighth Supplemental Indenture dated as of March 3, 2022, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2025(149)
(d)(294)	One Thousand One Hundred Thirty-Ninth Supplemental Indenture dated as of March 3, 2022, to the U.S. Bank Indenture, and Form of 4.250% Prospect Capital InterNote® due 2027(149)
(d)(295)	One Thousand One Hundred Fortieth Supplemental Indenture dated as of March 3, 2022, to the U.S. Bank Indenture, and Form of 4.375% Prospect Capital InterNote® due 2032(149)
(d)(296)	One Thousand One Hundred Forty-First Supplemental Indenture dated as of March 3, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2052(149)
(d)(297)	One Thousand One Hundred Forty-Second Supplemental Indenture dated as of March 10, 2022, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2025(150)
(d)(298)	One Thousand One Hundred Forty-Third Supplemental Indenture dated as of March 10, 2022, to the U.S. Bank Indenture, and Form of 4.375% Prospect Capital InterNote® due 2027(150)
(d)(299)	One Thousand One Hundred Forty-Fourth Supplemental Indenture dated as of March 10, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2052(150)
(d)(300)	One Thousand One Hundred Forty-Fifth Supplemental Indenture dated as of March 17, 2022, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2025(151)
(d)(301)	One Thousand One Hundred Forty-Sixth Supplemental Indenture dated as of March 17, 2022, to the U.S. Bank Indenture, and Form of 4.375% Prospect Capital InterNote® due 2027(151)
(d)(302)	One Thousand One Hundred Forty-Seventh Supplemental Indenture dated as of March 17, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2052(151)
(d)(303)	One Thousand One Hundred Forty-Eighth Supplemental Indenture dated as of March 24, 2022, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2025(152)
(d)(304)	One Thousand One Hundred Forty-Ninth Supplemental Indenture dated as of March 24, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(152)
(d)(305)	One Thousand One Hundred Fiftieth Supplemental Indenture dated as of March 31, 2022, to the U.S. Bank Indenture, and Form of 2.500% Prospect Capital InterNote® due 2025(153)
(d)(306)	One Thousand One Hundred Fifty-First Supplemental Indenture dated as of March 31, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(153)
(d)(307)	One Thousand One Hundred Fifty-Second Supplemental Indenture dated as of April 7, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(154)
(d)(308)	One Thousand One Hundred Fifty-Third Supplemental Indenture dated as of April 7, 2022, to the U.S. Bank Indenture, and Form of 4.250% to 5.250% Prospect Capital InterNote® due 2032(154)
(d)(309)	One Thousand One Hundred Fifty-Fourth Supplemental Indenture dated as of April 14, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(155)
(d)(310)	One Thousand One Hundred Fifty-Fifth Supplemental Indenture dated as of April 14, 2022, to the U.S. Bank Indenture, and Form of 4.250% to 5.250% Prospect Capital InterNote® due 2032(155)
(d)(311)	One Thousand One Hundred Fifty-Sixth Supplemental Indenture dated as of April 21, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(156)
(d)(312)	One Thousand One Hundred Fifty-Seventh Supplemental Indenture dated as of April 21, 2022, to the U.S. Bank Indenture, and Form of 4.250% to 5.250% Prospect Capital InterNote® due 2032(156)
(d)(313)	One Thousand One Hundred Fifty-Eighth Supplemental Indenture dated as of April 28, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(157)
(d)(314)	One Thousand One Hundred Sixtieth Supplemental Indenture dated as of May 5, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(158)
(d)(315)	One Thousand One Hundred Sixty-First Supplemental Indenture dated as of May 5, 2022, to the U.S. Bank Indenture, and Form of 4.250% to 5.250% Prospect Capital InterNote® due 2032(158)
(d)(316)	One Thousand One Hundred Sixty-Second Supplemental Indenture dated as of May 19, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(159)
(d)(317)	One Thousand One Hundred Sixty-Third Supplemental Indenture dated as of May 26, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(160)

Description
(d)(318)	One Thousand One Hundred Sixty-Fourth Supplemental Indenture dated as of June 3, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(161)
(d)(319)	One Thousand One Hundred Sixty-Fifth Supplemental Indenture dated as of June 9, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(163)
(d)(320)	One Thousand One Hundred Sixty-Sixth Supplemental Indenture dated as of June 16, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(165)
(d)(321)	One Thousand One Hundred Sixty-Seventh Supplemental Indenture dated as of June 24, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(166)
(d)(322)	One Thousand One Hundred Sixty-Eighth Supplemental Indenture dated as of June 30, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(167)
(d)(323)	One Thousand One Hundred Sixty-Ninth Supplemental Indenture dated as of July 8, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(168)
(d)(324)	One Thousand One Hundred Seventieth Supplemental Indenture dated as of July 14, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(169)
(d)(325)	One Thousand One Hundred Seventy-First Supplemental Indenture dated as of July 21, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(170)
(d)(326)	One Thousand One Hundred Seventy-Second Supplemental Indenture dated as of July 28, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(171)
(d)(327)	One Thousand One Hundred Seventy-Third Supplemental Indenture dated as of August 4, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(172)
(d)(328)	One Thousand One Hundred Seventy-Fourth Supplemental Indenture dated as of August 11, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(173)
(d)(329)	One Thousand One Hundred Seventy-Fifth Supplemental Indenture dated as of August 18, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(174)
(d)(330)	One Thousand One Hundred Seventy-Sixth Supplemental Indenture dated as of August 25, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(175)
(d)(331)	One Thousand One Hundred Seventy-Seventh Supplemental Indenture dated as of September 22, 2022, to the U.S. Bank Indenture, and Form of 4.500% Prospect Capital InterNote® due 2027(177)
(d)(332)	One Thousand One Hundred Eighty-First Supplemental Indenture dated as of October 20, 2022, to the U.S. Bank Indenture, and Form of 5.000% Prospect Capital InterNote® due 2025(182)
(d)(333)	One Thousand One Hundred Eighty-Second Supplemental Indenture dated as of October 20, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2027(182)
(d)(334)	One Thousand One Hundred Eighty-Third Supplemental Indenture dated as of October 27, 2022, to the U.S. Bank Indenture, and Form of 5.375% Prospect Capital InterNote® due 2025(183)
(d)(335)	One Thousand One Hundred Eighty-Fourth Supplemental Indenture dated as of October 27, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2027(183)
(d)(336)	One Thousand One Hundred Eighty-Fifth Supplemental Indenture dated as of November 3, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(184)
(d)(337)	One Thousand One Hundred Eighty-Sixth Supplemental Indenture dated as of November 10, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(185)
(d)(338)	One Thousand One Hundred Eighty-Seventh Supplemental Indenture dated as of November 25, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(186)
(d)(339)	One Thousand One Hundred Eighty-Eighth Supplemental Indenture dated as of December 1, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(187)
(d)(340)	One Thousand One Hundred Eighty-Ninth Supplemental Indenture dated as of December 8, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(188)
(d)(341)	One Thousand One Hundred Ninetieth Supplemental Indenture dated as of December 15, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(189)
(d)(342)	One Thousand One Hundred Ninety-First Supplemental Indenture dated as of December 22, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(190)
(d)(343)	One Thousand One Hundred Ninety-Second Supplemental Indenture dated as of December 22, 2022, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2028(190)
(d)(344)	One Thousand One Hundred Ninety-Third Supplemental Indenture dated as of December 30, 2022, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2025(191)
(d)(345)	One Thousand One Hundred Ninety-Fourth Supplemental Indenture dated as of December 30, 2022, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2028(191)
(d)(346)	One Thousand One Hundred Ninety-Fifth Supplemental Indenture dated as of December 30, 2022, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2032(191)

Description
(d)(347)	One Thousand One Hundred Ninety-Sixth Supplemental Indenture dated as of January 6, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(192)
(d)(348)	One Thousand One Hundred Ninety-Seventh Supplemental Indenture dated as of January 6, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(192)
(d)(349)	One Thousand One Hundred Ninety-Eighth Supplemental Indenture dated as of January 6, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(192)
(d)(350)	One Thousand One Hundred Ninety-Ninth Supplemental Indenture dated as of January 12, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(193)
(d)(351)	One Thousand Two Hundredth Supplemental Indenture dated as of January 12, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(193)
(d)(352)	One Thousand Two Hundred First Supplemental Indenture dated as of January 12, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(193)
(d)(353)	One Thousand Two Hundred Second Supplemental Indenture dated as of January 20, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(194)
(d)(354)	One Thousand Two Hundred Third Supplemental Indenture dated as of January 20, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(194)
(d)(355)	One Thousand Two Hundred Fourth Supplemental Indenture dated as of January 20, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(194)
(d)(356)	One Thousand Two Hundred Fifth Supplemental Indenture dated as of January 26, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(195)
(d)(357)	One Thousand Two Hundred Sixth Supplemental Indenture dated as of January 26, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(195)
(d)(358)	One Thousand Two Hundred Seventh Supplemental Indenture dated as of January 26, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(195)
(d)(359)	One Thousand Two Hundred Eighth Supplemental Indenture dated as of February 2, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(196)
(d)(360)	One Thousand Two Hundred Ninth Supplemental Indenture dated as of February 2, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(196)
(d)(361)	One Thousand Two Hundred Tenth Supplemental Indenture dated as of February 2, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(196)
(d)(362)	One Thousand Two Hundred Eleventh Supplemental Indenture dated as of February 9, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(197)
(d)(363)	One Thousand Two Hundred Twelfth Supplemental Indenture dated as of February 9, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(197)
(d)(364)	One Thousand Two Hundred Thirteenth Supplemental Indenture dated as of February 9, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(197)
(d)(365)	One Thousand Two Hundred Fourteenth Supplemental Indenture dated as of February 24, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(201)
(d)(366)	One Thousand Two Hundred Fifteenth Supplemental Indenture dated as of February 24, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(201)
(d)(367)	One Thousand Two Hundred Sixteenth Supplemental Indenture dated as of February 24, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(201)
(d)(368)	One Thousand Two Hundred Seventeenth Supplemental Indenture dated as of March 2, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(202)
(d)(369)	One Thousand Two Hundred Eighteenth Supplemental Indenture dated as of March 2, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(202)
(d)(370)	One Thousand Two Hundred Nineteenth Supplemental Indenture dated as of March 2, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(202)
(d)(371)	One Thousand Two Hundred Twentieth Supplemental Indenture dated as of March 9, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(203)
(d)(372)	One Thousand Two Hundred Twenty-First Supplemental Indenture dated as of March 9, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(203)
(d)(373)	One Thousand Two Hundred Twenty-Second Supplemental Indenture dated as of March 9, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(203)
(d)(374)	One Thousand Two Hundred Twenty-Third Supplemental Indenture dated as of March 16, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(204)
(d)(375)	One Thousand Two Hundred Twenty-Fourth Supplemental Indenture dated as of March 16, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(204)

Description
(d)(376)	One Thousand Two Hundred Twenty-Fifth Supplemental Indenture dated as of March 16, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(204)
(d)(377)	One Thousand Two Hundred Twenty-Sixth Supplemental Indenture dated as of March 23, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(205)
(d)(378)	One Thousand Two Hundred Twenty-Seventh Supplemental Indenture dated as of March 23, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(205)
(d)(379)	One Thousand Two Hundred Twenty-Eighth Supplemental Indenture dated as of March 23, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(205)
(d)(380)	One Thousand Two Hundred Twenty-Ninth Supplemental Indenture dated as of March 30, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(206)
(d)(381)	One Thousand Two Hundred Thirtieth Supplemental Indenture dated as of March 30, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(206)
(d)(382)	One Thousand Two Hundred Thirty-First Supplemental Indenture dated as of March 30, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(206)
(d)(383)	One Thousand Two Hundred Thirty-Second Supplemental Indenture dated as of April 6, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(207)
(d)(384)	One Thousand Two Hundred Thirty-Third Supplemental Indenture dated as of April 6, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(207)
(d)(385)	One Thousand Two Hundred Thirty-Fourth Supplemental Indenture dated as of April 6, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(207)
(d)(386)	One Thousand Two Hundred Thirty-Fifth Supplemental Indenture dated as of April 13, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(208)
(d)(387)	One Thousand Two Hundred Thirty-Sixth Supplemental Indenture dated as of April 13, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(208)
(d)(388)	One Thousand Two Hundred Thirty-Seventh Supplemental Indenture dated as of April 13, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(208)
(d)(389)	One Thousand Two Hundred Thirty-Eighth Supplemental Indenture dated as of April 20, 2023, to the U.S. Bank Indenture, and Form of 5.500% Prospect Capital InterNote® due 2026(209)
(d)(390)	One Thousand Two Hundred Thirty-Ninth Supplemental Indenture dated as of April 20, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2029(209)
(d)(391)	One Thousand Two Hundred Fortieth Supplemental Indenture dated as of April 20, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2033(209)
(d)(392)	One Thousand Two Hundred Forty-First Supplemental Indenture dated as of April 27, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(210)
(d)(393)	One Thousand Two Hundred Forty-Second Supplemental Indenture dated as of April 27, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2029(210)
(d)(394)	One Thousand Two Hundred Forty-Third Supplemental Indenture dated as of April 27, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(210)
(d)(395)	One Thousand Two Hundred Forty-Fourth Supplemental Indenture dated as of May 4, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(211)
(d)(396)	One Thousand Two Hundred Forty-Fifth Supplemental Indenture dated as of May 4, 2023, to the U.S. Bank Indenture, and Form of 5.950% Prospect Capital InterNote® due 2029(211)
(d)(397)	One Thousand Two Hundred Forty-Sixth Supplemental Indenture dated as of May 4, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(211)
(d)(398)	One Thousand Two Hundred Forty-Seventh Supplemental Indenture dated as of May 11, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(212)
(d)(399)	One Thousand Two Hundred Forty-Eighth Supplemental Indenture dated as of May 11, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(212)
(d)(400)	One Thousand Two Hundred Forty-Ninth Supplemental Indenture dated as of May 11, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(212)
(d)(401)	One Thousand Two Hundred Fiftieth Supplemental Indenture dated as of May 11, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(212)
(d)(402)	One Thousand Two Hundred Fifty-First Supplemental Indenture dated as of May 25, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(213)
(d)(403)	One Thousand Two Hundred Fifty-Second Supplemental Indenture dated as of May 25, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(213)
(d)(404)	One Thousand Two Hundred Fifty-Third Supplemental Indenture dated as of May 25, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(213)

Description
(d)(405)	One Thousand Two Hundred Fifty-Fourth Supplemental Indenture dated as of May 25, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(213)
(d)(406)	One Thousand Two Hundred Fifty-Fifth Supplemental Indenture dated as of June 2, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(214)
(d)(407)	One Thousand Two Hundred Fifty-Sixth Supplemental Indenture dated as of June 2, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(214)
(d)(408)	One Thousand Two Hundred Fifty-Seventh Supplemental Indenture dated as of June 2, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(214)
(d)(409)	One Thousand Two Hundred Fifty-Eighth Supplemental Indenture dated as of June 2, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(214)
(d)(410)	One Thousand Two Hundred Fifty-Ninth Supplemental Indenture dated as of June 8, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(215)
(d)(411)	One Thousand Two Hundred Sixtieth Supplemental Indenture dated as of June 8, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(215)
(d)(412)	One Thousand Two Hundred Sixty-First Supplemental Indenture dated as of June 8, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(215)
(d)(413)	One Thousand Two Hundred Sixty-Second Supplemental Indenture dated as of June 8, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(215)
(d)(414)	One Thousand Two Hundred Sixty-Third Supplemental Indenture dated as of June 15, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(216)
(d)(415)	One Thousand Two Hundred Sixty-Fourth Supplemental Indenture dated as of June 15, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(216)
(d)(416)	One Thousand Two Hundred Sixty-Fifth Supplemental Indenture dated as of June 15, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(216)
(d)(417)	One Thousand Two Hundred Sixty-Sixth Supplemental Indenture dated as of June 15, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(216)
(d)(418)	One Thousand Two Hundred Sixty-Seventh Supplemental Indenture dated as of June 23, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(217)
(d)(419)	One Thousand Two Hundred Sixty-Eighth Supplemental Indenture dated as of June 23, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(217)
(d)(420)	One Thousand Two Hundred Sixty-Ninth Supplemental Indenture dated as of June 23, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(217)
(d)(421)	One Thousand Two Hundred Seventieth Supplemental Indenture dated as of June 23, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(217)
(d)(422)	One Thousand Two Hundred Seventy-First Supplemental Indenture dated as of June 29, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(218)
(d)(423)	One Thousand Two Hundred Seventy-Second Supplemental Indenture dated as of June 29, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(218)
(d)(424)	One Thousand Two Hundred Seventy-Third Supplemental Indenture dated as of June 29, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(218)
(d)(425)	One Thousand Two Hundred Seventy-Fourth Supplemental Indenture dated as of June 29, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(218)
(d)(426)	One Thousand Two Hundred Seventy-Fifth Supplemental Indenture dated as of July 7, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(219)
(d)(427)	One Thousand Two Hundred Seventy-Sixth Supplemental Indenture dated as of July 7, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(219)
(d)(428)	One Thousand Two Hundred Seventy-Seventh Supplemental Indenture dated as of July 7, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(219)
(d)(429)	One Thousand Two Hundred Seventy-Eighth Supplemental Indenture dated as of July 7, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(219)
(d)(430)	One Thousand Two Hundred Seventy-Ninth Supplemental Indenture dated as of July 13, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(220)
(d)(431)	One Thousand Two Hundred Eightieth Supplemental Indenture dated as of July 13, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(220)
(d)(432)	One Thousand Two Hundred Eighty-First Supplemental Indenture dated as of July 13, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(220)
(d)(433)	One Thousand Two Hundred Eighty-Second Supplemental Indenture dated as of July 13, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(220)

Description
(d)(434)	One Thousand Two Hundred Eighty-Third Supplemental Indenture dated as of July 20, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(221)
(d)(435)	One Thousand Two Hundred Eighty-Fourth Supplemental Indenture dated as of July 20, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(221)
(d)(436)	One Thousand Two Hundred Eighty-Fifth Supplemental Indenture dated as of July 20, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(221)
(d)(437)	One Thousand Two Hundred Eighty-Sixth Supplemental Indenture dated as of July 20, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(221)
(d)(438)	One Thousand Two Hundred Eighty-Seventh Supplemental Indenture dated as of July 27, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(222)
(d)(439)	One Thousand Two Hundred Eighty-Eighth Supplemental Indenture dated as of July 27, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(222)
(d)(440)	One Thousand Two Hundred Eighty-Ninth Supplemental Indenture dated as of July 27, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(222)
(d)(441)	One Thousand Two Hundred Ninetieth Supplemental Indenture dated as of July 27, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(222)
(d)(442)	One Thousand Two Hundred Ninety-First Supplemental Indenture dated as of August 3, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(223)
(d)(443)	One Thousand Two Hundred Ninety-Second Supplemental Indenture dated as of August 3, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(223)
(d)(444)	One Thousand Two Hundred Ninety-Third Supplemental Indenture dated as of August 3, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(223)
(d)(445)	One Thousand Two Hundred Ninety-Fourth Supplemental Indenture dated as of August 3, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(223)
(d)(446)	One Thousand Two Hundred Ninety-Fifth Supplemental Indenture dated as of August 10, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(224)
(d)(447)	One Thousand Two Hundred Ninety-Sixth Supplemental Indenture dated as of August 10, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(224)
(d)(448)	One Thousand Two Hundred Ninety-Seventh Supplemental Indenture dated as of August 10, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(224)
(d)(449)	One Thousand Two Hundred Ninety-Eighth Supplemental Indenture dated as of August 10, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(224)
(d)(450)	One Thousand Two Hundred Ninety-Ninth Supplemental Indenture dated as of August 17, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(225)
(d)(451)	One Thousand Three Hundredth Supplemental Indenture dated as of August 17, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(225)
(d)(452)	One Thousand Three Hundred First Supplemental Indenture dated as of August 17, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(225)
(d)(453)	One Thousand Three Hundred Second Supplemental Indenture dated as of August 17, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(225)
(d)(454)	One Thousand Three Hundred Third Supplemental Indenture dated as of August 24, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(226)
(d)(455)	One Thousand Three Hundred Fourth Supplemental Indenture dated as of August 24, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(226)
(d)(456)	One Thousand Three Hundred Fifth Supplemental Indenture dated as of August 24, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(226)
(d)(457)	One Thousand Three Hundred Sixth Supplemental Indenture dated as of August 24, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(226)
(d)(458)	One Thousand Three Hundred Seventh Supplemental Indenture dated as of September 21, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(227)
(d)(459)	One Thousand Three Hundred Eighth Supplemental Indenture dated as of September 21, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(227)
(d)(460)	One Thousand Three Hundred Ninth Supplemental Indenture dated as of September 21, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(227)
(d)(461)	One Thousand Three Hundred Tenth Supplemental Indenture dated as of September 21, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(227)
(d)(462)	One Thousand Three Hundred Eleventh Supplemental Indenture dated as of September 28, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(228)

Description
(d)(463)	One Thousand Three Hundred Twelfth Supplemental Indenture dated as of September 28, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(228)
(d)(464)	One Thousand Three Hundred Thirteenth Supplemental Indenture dated as of September 28, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(228)
(d)(465)	One Thousand Three Hundred Fourteenth Supplemental Indenture dated as of September 28, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(228)
(d)(466)	One Thousand Three Hundred Fifteenth Supplemental Indenture dated as of October 5, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(229)
(d)(467)	One Thousand Three Hundred Sixteenth Supplemental Indenture dated as of October 5, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(229)
(d)(468)	One Thousand Three Hundred Seventeenth Supplemental Indenture dated as of October 5, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(229)
(d)(469)	One Thousand Three Hundred Eighteenth Supplemental Indenture dated as of October 5, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(229)
(d)(470)	One Thousand Three Hundred Twenty-Third Supplemental Indenture dated as of October 19, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(230)
(d)(471)	One Thousand Three Hundred Twenty-Fourth Supplemental Indenture dated as of October 19, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(230)
(d)(472)	One Thousand Three Hundred Twenty-Fifth Supplemental Indenture dated as of October 19, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(230)
(d)(473)	One Thousand Three Hundred Twenty-Sixth Supplemental Indenture dated as of October 19, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(230)
(d)(474)	One Thousand Three Hundred Twenty-Seventh Supplemental Indenture dated as of October 26, 2023, to the U.S. Bank Indenture, and Form of 5.750% Prospect Capital InterNote® due 2026(231)
(d)(475)	One Thousand Three Hundred Twenty-Eighth Supplemental Indenture dated as of October 26, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2029(231)
(d)(476)	One Thousand Three Hundred Twenty-Ninth Supplemental Indenture dated as of October 26, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2033(231)
(d)(477)	One Thousand Three Hundred Thirtieth Supplemental Indenture dated as of October 26, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2043(231)
(d)(478)	One Thousand Three Hundred Thirty-Fifth Supplemental Indenture dated as of November 9, 2023, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2026(232)
(d)(479)	One Thousand Three Hundred Thirty-Sixth Supplemental Indenture dated as of November 9, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2029(232)
(d)(480)	One Thousand Three Hundred Thirty-Seventh Supplemental Indenture dated as of November 9, 2023, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2033(232)
(d)(481)	One Thousand Three Hundred Thirty-Eighth Supplemental Indenture dated as of November 9, 2023, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2043(232)
(d)(482)	One Thousand Three Hundred Thirty-Ninth Supplemental Indenture dated as of November 24, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2026(233)
(d)(483)	One Thousand Three Hundred Fortieth Supplemental Indenture dated as of November 24, 2023, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2028(233)
(d)(484)	One Thousand Three Hundred Forty-First Supplemental Indenture dated as of November 24, 2023, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(233)
(d)(485)	One Thousand Three Hundred Forty-Second Supplemental Indenture dated as of November 30, 2023, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2026(234)
(d)(486)	One Thousand Three Hundred Forty-Third Supplemental Indenture dated as of November 30, 2023, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2028(234)
(d)(487)	One Thousand Three Hundred Forty-Fourth Supplemental Indenture dated as of November 30, 2023, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(234)
(d)(488)	One Thousand Three Hundred Forty-Fifth Supplemental Indenture dated as of December 7, 2023, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2026(235)
(d)(489)	One Thousand Three Hundred Forty-Sixth Supplemental Indenture dated as of December 7, 2023, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2028(235)
(d)(490)	One Thousand Three Hundred Forty-Seventh Supplemental Indenture dated as of December 7, 2023, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2030(235)
(d)(491)	One Thousand Three Hundred Forty-Eighth Supplemental Indenture dated as of December 14, 2023, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2026\(236)

Description
(d)(492)	One Thousand Three Hundred Forty-Ninth Supplemental Indenture dated as of December 14, 2023, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2028(236)
(d)(493)	One Thousand Three Hundred Fiftieth Supplemental Indenture dated as of December 14, 2023, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2030(236)
(d)(494)	One Thousand Three Hundred Fifty-First Supplemental Indenture dated as of December 21, 2023, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2026(237)
(d)(495)	One Thousand Three Hundred Fifty-Second Supplemental Indenture dated as of December 21, 2023, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(237)
(d)(496)	One Thousand Three Hundred Fifty-Third Supplemental Indenture dated as of December 21, 2023, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(237)
(d)(497)	One Thousand Three Hundred Fifty-Fourth Supplemental Indenture dated as of December 21, 2023, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2033(237)
(d)(498)	One Thousand Three Hundred Fifty-Fifth Supplemental Indenture dated as of December 29, 2023, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2026(238)
(d)(499)	One Thousand Three Hundred Fifty-Sixth Supplemental Indenture dated as of December 29, 2023, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(238)
(d)(500)	One Thousand Three Hundred Fifty-Seventh Supplemental Indenture dated as of December 29, 2023, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2033(238)
(d)(501)	One Thousand Three Hundred Fifty-Eighth Supplemental Indenture dated as of January 5, 2024, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2027(239)
(d)(502)	One Thousand Three Hundred Fifty-Ninth Supplemental Indenture dated as of January 5, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(239)
(d)(503)	One Thousand Three Hundred Sixtieth Supplemental Indenture dated as of January 5, 2024, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2034(239)
(d)(504)	One Thousand Three Hundred Sixty-First Supplemental Indenture dated as of January 11, 2024, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2027(240)
(d)(505)	One Thousand Three Hundred Sixty-Second Supplemental Indenture dated as of January 11, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(240)
(d)(506)	One Thousand Three Hundred Sixty-Third Supplemental Indenture dated as of January 11, 2024, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2034(240)
(d)(507)	One Thousand Three Hundred Sixty-Fourth Supplemental Indenture dated as of January 19, 2024, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2027(241)
(d)(508)	One Thousand Three Hundred Sixty-Fifth Supplemental Indenture dated as of January 19, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(241)
(d)(509)	One Thousand Three Hundred Sixty-Sixth Supplemental Indenture dated as of January 19, 2024, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2034(241)
(d)(510)	One Thousand Three Hundred Sixty-Seventh Supplemental Indenture dated as of January 25, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(242)
(d)(511)	One Thousand Three Hundred Sixty-Eighth Supplemental Indenture dated as of January 25, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(242)
(d)(512)	One Thousand Three Hundred Sixty-Ninth Supplemental Indenture dated as of January 25, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(242)
(d)(513)	One Thousand Three Hundred Seventieth Supplemental Indenture dated as of February 1, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(243)
(d)(514)	One Thousand Three Hundred Seventy-First Supplemental Indenture dated as of February 1, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(243)
(d)(515)	One Thousand Three Hundred Seventy-Second Supplemental Indenture dated as of February 1, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(243)
(d)(516)	One Thousand Three Hundred Seventy-Third Supplemental Indenture dated as of February 8, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(244)
(d)(517)	One Thousand Three Hundred Seventy-Fourth Supplemental Indenture dated as of February 8, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(244)
(d)(518)	One Thousand Three Hundred Seventy-Fifth Supplemental Indenture dated as of February 8, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(244)
(d)(519)	One Thousand Three Hundred Seventy-Sixth Supplemental Indenture dated as of February 23, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(245)
(d)(520)	One Thousand Three Hundred Seventy-Seventh Supplemental Indenture dated as of February 23, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(245)

Description
(d)(521)	One Thousand Three Hundred Seventy-Eighth Supplemental Indenture dated as of February 23, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(245)
(d)(522)	One Thousand Three Hundred Seventy-Ninth Supplemental Indenture dated as of February 29, 2024, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2027(246)
(d)(523)	One Thousand Three Hundred Eightieth Supplemental Indenture dated as of February 29, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2029(246)
(d)(524)	One Thousand Three Hundred Eighty-First Supplemental Indenture dated as of February 29, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(246)
(d)(525)	One Thousand Three Hundred Eighty-Second Supplemental Indenture dated as of March 7, 2024, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2027(247)
(d)(526)	One Thousand Three Hundred Eighty-Third Supplemental Indenture dated as of March 7, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2029(247)
(d)(527)	One Thousand Three Hundred Eighty-Fourth Supplemental Indenture dated as of March 7, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(247)
(d)(528)	One Thousand Three Hundred Eighty-Fifth Supplemental Indenture dated as of March 14, 2024, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2027(248)
(d)(529)	One Thousand Three Hundred Eighty-Sixth Supplemental Indenture dated as of March 14, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2029(248)
(d)(530)	One Thousand Three Hundred Eighty-Seventh Supplemental Indenture dated as of March 14, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(248)
(d)(531)	One Thousand Three Hundred Eighty-Eighth Supplemental Indenture dated as of March 21, 2024, to the U.S. Bank Indenture, and Form of 6.000% Prospect Capital InterNote® due 2027(249)
(d)(532)	One Thousand Three Hundred Eighty-Ninth Supplemental Indenture dated as of March 21, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2029(249)
(d)(533)	One Thousand Three Hundred Ninetieth Supplemental Indenture dated as of March 21, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(249)
(d)(534)	One Thousand Three Hundred Ninety-First Supplemental Indenture dated as of March 28, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(250)
(d)(535)	One Thousand Three Hundred Ninety-Second Supplemental Indenture dated as of March 28, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(250)
(d)(536)	One Thousand Three Hundred Ninety-Third Supplemental Indenture dated as of March 28, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(250)
(d)(537)	One Thousand Three Hundred Ninety-Fourth Supplemental Indenture dated as of April 4, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(251)
(d)(538)	One Thousand Three Hundred Ninety-Fifth Supplemental Indenture dated as of April 4, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(251)
(d)(539)	One Thousand Three Hundred Ninety-Sixth Supplemental Indenture dated as of April 4, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(251)
(d)(540)	One Thousand Three Hundred Ninety-Seventh Supplemental Indenture dated as of April 11, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(252)
(d)(541)	One Thousand Three Hundred Ninety-Eighth Supplemental Indenture dated as of April 11, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(252)
(d)(542)	One Thousand Three Hundred Ninety-Ninth Supplemental Indenture dated as of April 11, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(252)
(d)(543)	One Thousand Four Hundredth Supplemental Indenture dated as of April 18, 2024, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2027(253)
(d)(544)	One Thousand Four Hundred First Supplemental Indenture dated as of April 18, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(253)
(d)(545)	One Thousand Four Hundred Second Supplemental Indenture dated as of April 18, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(253)
(d)(546)	One Thousand Four Hundred Third Supplemental Indenture dated as of April 25, 2024, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2027(254)
(d)(547)	One Thousand Four Hundred Fourth Supplemental Indenture dated as of April 25, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2029(254)
(d)(548)	One Thousand Four Hundred Fifth Supplemental Indenture dated as of April 25, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(254)
(d)(549)	One Thousand Four Hundred Sixth Supplemental Indenture dated as of May 2, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2027(255)

Description
(d)(550)	One Thousand Four Hundred Seventh Supplemental Indenture dated as of May 2, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2029(255)
(d)(551)	One Thousand Four Hundred Eighth Supplemental Indenture dated as of May 2, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(255)
(d)(552)	One Thousand Four Hundred Ninth Supplemental Indenture dated as of May 9, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(256)
(d)(553)	One Thousand Four Hundred Tenth Supplemental Indenture dated as of May 9, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(256)
(d)(554)	One Thousand Four Hundred Eleventh Supplemental Indenture dated as of May 9, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(256)
(d)(555)	One Thousand Four Hundred Twelfth Supplemental Indenture dated as of May 23, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(257)
(d)(556)	One Thousand Four Hundred Thirteenth Supplemental Indenture dated as of May 23, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(257)
(d)(557)	One Thousand Four Hundred Fourteenth Supplemental Indenture dated as of May 23, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(257)
(d)(558)	One Thousand Four Hundred Fifteenth Supplemental Indenture dated as of May 31, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(258)
(d)(559)	One Thousand Four Hundred Sixteenth Supplemental Indenture dated as of May 31, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(258)
(d)(560)	One Thousand Four Hundred Seventeenth Supplemental Indenture dated as of May 31, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(258)
(d)(561)	One Thousand Four Hundred Eighteenth Supplemental Indenture dated as of June 6, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(259)
(d)(562)	One Thousand Four Hundred Nineteenth Supplemental Indenture dated as of June 6, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(259)
(d)(563)	One Thousand Four Hundred Twentieth Supplemental Indenture dated as of June 6, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(259)
(d)(564)	One Thousand Four Hundred Twenty-First Supplemental Indenture dated as of June 13, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(260)
(d)(565)	One Thousand Four Hundred Twenty-Second Supplemental Indenture dated as of June 13, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(260)
(d)(566)	One Thousand Four Hundred Twenty-Third Supplemental Indenture dated as of June 13, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(260)
(d)(567)	One Thousand Four Hundred Twenty-Fourth Supplemental Indenture dated as of June 21, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(261)
(d)(568)	One Thousand Four Hundred Twenty-Fifth Supplemental Indenture dated as of June 21, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(261)
(d)(569)	One Thousand Four Hundred Twenty-Sixth Supplemental Indenture dated as of June 21, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(261)
(d)(570)	One Thousand Four Hundred Twenty-Seventh Supplemental Indenture dated as of June 27, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(262)
(d)(571)	One Thousand Four Hundred Twenty-Eighth Supplemental Indenture dated as of June 27, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(262)
(d)(572)	One Thousand Four Hundred Twenty-Ninth Supplemental Indenture dated as of June 27, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(262)
(d)(573)	One Thousand Four Hundred Thirtieth Supplemental Indenture dated as of July 5, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(263)
(d)(574)	One Thousand Four Hundred Thirty-First Supplemental Indenture dated as of July 5, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(267)
(d)(575)	One Thousand Four Hundred Thirty-Second Supplemental Indenture dated as of July 5, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(263)
(d)(576)	One Thousand Four Hundred Thirty-Third Supplemental Indenture dated as of July 11, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(264)
(d)(577)	One Thousand Four Hundred Thirty-Fourth Supplemental Indenture dated as of July 11, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(264)
(d)(578)	One Thousand Four Hundred Thirty-Fifth Supplemental Indenture dated as of July 11, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(264)

Description
(d)(579)	One Thousand Four Hundred Thirty-Sixth Supplemental Indenture dated as of July 18, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(265)
(d)(580)	One Thousand Four Hundred Thirty-Seventh Supplemental Indenture dated as of July 18, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(265)
(d)(581)	One Thousand Four Hundred Thirty-Eighth Supplemental Indenture dated as of July 18, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(265)
(d)(582)	One Thousand Four Hundred Thirty-Ninth Supplemental Indenture dated as of July 25, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(266)
(d)(583)	One Thousand Four Hundred Fortieth Supplemental Indenture dated as of July 25, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(266)
(d)(584)	One Thousand Four Hundred Forty-First Supplemental Indenture dated as of July 25, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(266)
(d)(585)	One Thousand Four Hundred Forty-Second Supplemental Indenture dated as of August 1, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(267)
(d)(586)	One Thousand Four Hundred Forty-Third Supplemental Indenture dated as of August 1, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(267)
(d)(587)	One Thousand Four Hundred Forty-Fourth Supplemental Indenture dated as of August 1, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(267)
(d)(588)	One Thousand Four Hundred Forty-Fifth Supplemental Indenture dated as of August 8, 2024, to the U.S. Bank Indenture, and Form of 6.875% Prospect Capital InterNote® due 2027(268)
(d)(589)	One Thousand Four Hundred Forty-Sixth Supplemental Indenture dated as of August 8, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2029(268)
(d)(590)	One Thousand Four Hundred Forty-Seventh Supplemental Indenture dated as of August 8, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2034(268)
(d)(591)	One Thousand Four Hundred Forty-Eighth Supplemental Indenture dated as of August 15, 2024, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2027(269)
(d)(592)	One Thousand Four Hundred Forty-Ninth Supplemental Indenture dated as of August 15, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2029(269)
(d)(593)	One Thousand Four Hundred Fiftieth Supplemental Indenture dated as of August 15, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2034(269)
(d)(594)	One Thousand Four Hundred Fifty-First Supplemental Indenture dated as of August 22, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2027(270)
(d)(595)	One Thousand Four Hundred Fifty-Second Supplemental Indenture dated as of August 22, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(270)
(d)(596)	One Thousand Four Hundred Fifty-Third Supplemental Indenture dated as of August 22, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(270)
(d)(597)	One Thousand Four Hundred Fifty-Fourth Supplemental Indenture dated as of August 29, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2027(271)
(d)(598)	One Thousand Four Hundred Fifty-Fifth Supplemental Indenture dated as of August 29, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2029(271)
(d)(599)	One Thousand Four Hundred Fifty-Sixth Supplemental Indenture dated as of August 29, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(271)
(d)(600)	One Thousand Four Hundred Fifty-Seventh Supplemental Indenture dated as of September 12, 2024, to the U.S. Bank Indenture, and Form of 6.875% Prospect Capital InterNote® due 2027(272)
(d)(601)	One Thousand Four Hundred Fifty-Eighth Supplemental Indenture dated as of September 12, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2029(272)
(d)(602)	One Thousand Four Hundred Fifty-Ninth Supplemental Indenture dated as of September 12, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2034(272)
(d)(603)	One Thousand Four Hundred Sixtieth Supplemental Indenture dated as of September 19, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2027(273)
(d)(604)	One Thousand Four Hundred Sixty-First Supplemental Indenture dated as of September 19, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(273)
(d)(605)	One Thousand Four Hundred Sixty-Second Supplemental Indenture dated as of September 19, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(273)
(d)(606)	One Thousand Four Hundred Sixty-Third Supplemental Indenture dated as of September 26, 2024, to the U.S. Bank Indenture, and Form of 6.625% Prospect Capital InterNote® due 2027(274)
(d)(607)	One Thousand Four Hundred Sixty-Fourth Supplemental Indenture dated as of September 26, 2024, to the U.S. Bank Indenture, and Form of 6.875% Prospect Capital InterNote® due 2029(274)

Description
(d)(608)	One Thousand Four Hundred Sixty-Fifth Supplemental Indenture dated as of September 26, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2034(274)
(d)(609)	One Thousand Four Hundred Sixty-Sixth Supplemental Indenture dated as of October 3, 2024, to the U.S. Bank Indenture, and Form of 6.625% Prospect Capital InterNote® due 2027(275)
(d)(610)	One Thousand Four Hundred Sixty-Seventh Supplemental Indenture dated as of October 3, 2024, to the U.S. Bank Indenture, and Form of 6.875% Prospect Capital InterNote® due 2029(275)
(d)(611)	One Thousand Four Hundred Sixty-Eighth Supplemental Indenture dated as of October 3, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2034(275)
(d)(612)	One Thousand Four Hundred Sixty-Ninth Supplemental Indenture dated as of October 10, 2024, to the U.S. Bank Indenture, and Form of 6.625% Prospect Capital InterNote® due 2027(276)
(d)(613)	One Thousand Four Hundred Seventieth Supplemental Indenture dated as of October 10, 2024, to the U.S. Bank Indenture, and Form of 6.875% Prospect Capital InterNote® due 2029(276)
(d)(614)	One Thousand Four Hundred Seventy-First Supplemental Indenture dated as of October 10, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2034(276)
(d)(615)	One Thousand Four Hundred Seventy-Second Supplemental Indenture dated as of October 18, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2027(277)
(d)(616)	One Thousand Four Hundred Seventy-Third Supplemental Indenture dated as of October 18, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(277)
(d)(617)	One Thousand Four Hundred Seventy-Fourth Supplemental Indenture dated as of October 18, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(277)
(d)(618)	One Thousand Four Hundred Seventy-Fifth Supplemental Indenture dated as of October 24, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2027(278)
(d)(619)	One Thousand Four Hundred Seventy-Sixth Supplemental Indenture dated as of October 24, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(278)
(d)(620)	One Thousand Four Hundred Seventy-Seventh Supplemental Indenture dated as of October 24, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(278)
(d)(621)	One Thousand Four Hundred Seventy-Eighth Supplemental Indenture dated as of October 31, 2024, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2027(279)
(d)(622)	One Thousand Four Hundred Seventy-Ninth Supplemental Indenture dated as of October 31, 2024, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2029(279)
(d)(623)	One Thousand Four Hundred Eightieth Supplemental Indenture dated as of October 31, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2034(279)
(d)(624)	One Thousand Four Hundred Eighty-First Supplemental Indenture dated as of November 7, 2024, to the U.S. Bank Indenture, and Form of 6.875% Prospect Capital InterNote® due 2027(280)
(d)(625)	One Thousand Four Hundred Eighty-Second Supplemental Indenture dated as of November 7, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2029(280)
(d)(626)	One Thousand Four Hundred Eighty-Third Supplemental Indenture dated as of November 7, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2034(280)
(d)(627)	One Thousand Four Hundred Eighty-Fourth Supplemental Indenture dated as of November 21, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(281)
(d)(628)	One Thousand Four Hundred Eighty-Fifth Supplemental Indenture dated as of November 21, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(281)
(d)(629)	One Thousand Four Hundred Eighty-Sixth Supplemental Indenture dated as of November 21, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2034(281)
(d)(630)	One Thousand Four Hundred Eighty-Seventh Supplemental Indenture dated as of November 29, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(282)
(d)(631)	One Thousand Four Hundred Eighty-Eighth Supplemental Indenture dated as of November 29, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(282)
(d)(632)	One Thousand Four Hundred Eighty-Ninth Supplemental Indenture dated as of November 29, 2024, to the U.S. Bank Indenture, and Form of 7.625% Prospect Capital InterNote® due 2034(282)
(d)(633)	One Thousand Four Hundred Ninetieth Supplemental Indenture dated as of December 5, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(283)
(d)(634)	One Thousand Four Hundred Ninety-First Supplemental Indenture dated as of December 5, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(283)
(d)(635)	One Thousand Four Hundred Ninety-Second Supplemental Indenture dated as of December 5, 2024, to the U.S. Bank Indenture, and Form of 7.625% Prospect Capital InterNote® due 2034(283)
(d)(636)	One Thousand Four Hundred Ninety-Third Supplemental Indenture dated as of December 12, 2024, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2027(284)

Description
(d)(637)	One Thousand Four Hundred Ninety-Fourth Supplemental Indenture dated as of December 12, 2024, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2029(284)
(d)(638)	One Thousand Four Hundred Ninety-Fifth Supplemental Indenture dated as of December 12, 2024, to the U.S. Bank Indenture, and Form of 7.625% Prospect Capital InterNote® due 2034(284)
(d)(639)	One Thousand Four Hundred Ninety-Sixth Supplemental Indenture dated as of December 19, 2024, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2027(285)
(d)(640)	One Thousand Four Hundred Ninety-Seventh Supplemental Indenture dated as of December 19, 2024, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2029(285)
(d)(641)	One Thousand Four Hundred Ninety-Eighth Supplemental Indenture dated as of December 19, 2024, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2034(285)
(d)(642)	One Thousand Four Hundred Ninety-Ninth Supplemental Indenture dated as of March 13, 2025, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2028(286)
(d)(643)	One Thousand Five Hundredth Supplemental Indenture dated as of March 13, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2030(286)
(d)(644)	One Thousand Five Hundred First Supplemental Indenture dated as of March 20, 2025, to the U.S. Bank Indenture, and Form of 7.125% Prospect Capital InterNote® due 2028(287)
(d)(645)	One Thousand Five Hundred Second Supplemental Indenture dated as of March 20, 2025, to the U.S. Bank Indenture, and Form of 7.375% Prospect Capital InterNote® due 2030(287)
(d)(646)	One Thousand Five Hundred Third Supplemental Indenture dated as of March 27, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(288)
(d)(647)	One Thousand Five Hundred Fourth Supplemental Indenture dated as of March 27, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(288)
(d)(648)	One Thousand Five Hundred Fifth Supplemental Indenture dated as of April 3, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(289)
(d)(649)	One Thousand Five Hundred Sixth Supplemental Indenture dated as of April 3, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(289)
(d)(650)	One Thousand Five Hundred Seventh Supplemental Indenture dated as of April 10, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(290)
(d)(651)	One Thousand Five Hundred Eighth Supplemental Indenture dated as of April 10, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(290)
(d)(652)	One Thousand Five Hundred Ninth Supplemental Indenture dated as of April 17, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(291)
(d)(653)	One Thousand Five Hundred Tenth Supplemental Indenture dated as of April 17, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(291)
(d)(654)	One Thousand Five Hundred Eleventh Supplemental Indenture dated as of April 24, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(292)
(d)(655)	One Thousand Five Hundred Twelfth Supplemental Indenture dated as of April 24, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(292)
(d)(656)	One Thousand Five Hundred Thirteenth Supplemental Indenture dated as of May 1, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(293)
(d)(657)	One Thousand Five Hundred Fourteenth Supplemental Indenture dated as of May 1, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(293)
(d)(658)	One Thousand Five Hundred Fifteenth Supplemental Indenture dated as of May 8, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2028(294)
(d)(659)	One Thousand Five Hundred Sixteenth Supplemental Indenture dated as of May 8, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2030(294)
(d)(660)	One Thousand Five Hundred Seventeenth Supplemental Indenture dated as of May 22, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(295)
(d)(661)	One Thousand Five Hundred Eighteenth Supplemental Indenture dated as of May 22, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(295)
(d)(662)	One Thousand Five Hundred Nineteenth Supplemental Indenture dated as of May 22, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(295)
(d)(663)	One Thousand Five Hundred Twentieth Supplemental Indenture dated as of May 30, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(296)
(d)(664)	One Thousand Five Hundred Twenty-First Supplemental Indenture dated as of May 30, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(296)
(d)(665)	One Thousand Five Hundred Twenty-Second Supplemental Indenture dated as of May 30, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(296)

Description
(d)(666)	One Thousand Five Hundred Twenty-Third Supplemental Indenture dated as of June 5, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(297)
(d)(667)	One Thousand Five Hundred Twenty-Fourth Supplemental Indenture dated as of June 5, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(297)
(d)(668)	One Thousand Five Hundred Twenty-Fifth Supplemental Indenture dated as of June 5, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(297)
(d)(669)	One Thousand Five Hundred Twenty-Sixth Supplemental Indenture dated as of June 12, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(298)
(d)(670)	One Thousand Five Hundred Twenty-Seventh Supplemental Indenture dated as of June 12, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(298)
(d)(671)	One Thousand Five Hundred Twenty-Eighth Supplemental Indenture dated as of June 12, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(298)
(d)(672)	One Thousand Five Hundred Twenty-Ninth Supplemental Indenture dated as of June 20, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(299)
(d)(673)	One Thousand Five Hundred Thirtieth Supplemental Indenture dated as of June 20, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(299)
(d)(674)	One Thousand Five Hundred Thirty-First Supplemental Indenture dated as of June 20, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(299)
(d)(675)	One Thousand Five Hundred Thirty-Second Supplemental Indenture dated as of June 26, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(300)
(d)(676)	One Thousand Five Hundred Thirty-Third Supplemental Indenture dated as of June 26, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(300)
(d)(677)	One Thousand Five Hundred Thirty-Fourth Supplemental Indenture dated as of June 26, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(300)
(d)(678)	One Thousand Five Hundred Thirty-Fifth Supplemental Indenture dated as of July 3, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(301)
(d)(679)	One Thousand Five Hundred Thirty-Sixth Supplemental Indenture dated as of July 3, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(301)
(d)(680)	One Thousand Five Hundred Thirty-Seventh Supplemental Indenture dated as of July 3, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(301)
(d)(681)	One Thousand Five Hundred Thirty-Eighth Supplemental Indenture dated as of July 10, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(302)
(d)(682)	One Thousand Five Hundred Thirty-Ninth Supplemental Indenture dated as of July 10, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(302)
(d)(683)	One Thousand Five Hundred Fortieth Supplemental Indenture dated as of July 10, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(302)
(d)(684)	One Thousand Five Hundred Forty-First Supplemental Indenture dated as of July 17, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(303)
(d)(685)	One Thousand Five Hundred Forty-Second Supplemental Indenture dated as of July 17, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(303)
(d)(686)	One Thousand Five Hundred Forty-Third Supplemental Indenture dated as of July 17, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(303)
(d)(687)	One Thousand Five Hundred Forty-Fourth Supplemental Indenture dated as of July 24, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(304)
(d)(688)	One Thousand Five Hundred Forty-Fifth Supplemental Indenture dated as of July 24, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(304)
(d)(689)	One Thousand Five Hundred Forty-Sixth Supplemental Indenture dated as of July 24, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(304)
(d)(690)	One Thousand Five Hundred Forty-Seventh Supplemental Indenture dated as of July 31, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(305)
(d)(691)	One Thousand Five Hundred Forty-Eighth Supplemental Indenture dated as of July 31, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(305)
(d)(692)	One Thousand Five Hundred Forty-Ninth Supplemental Indenture dated as of July 31, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(305)
(d)(693)	One Thousand Five Hundred Fiftieth Supplemental Indenture dated as of August 7, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(306)
(d)(694)	One Thousand Five Hundred Fifty-First Supplemental Indenture dated as of August 7, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(306)

Description
(d)(695)	One Thousand Five Hundred Fifty-Second Supplemental Indenture dated as of August 7, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(306)
(d)(696)	One Thousand Five Hundred Fifty-Third Supplemental Indenture dated as of August 14, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(307)
(d)(697)	One Thousand Five Hundred Fifty-Fourth Supplemental Indenture dated as of August 14, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(307)
(d)(698)	One Thousand Five Hundred Fifty-Fifth Supplemental Indenture dated as of August 14, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(307)
(d)(699)	One Thousand Five Hundred Fifty-Sixth Supplemental Indenture dated as of August 21, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(308)
(d)(700)	One Thousand Five Hundred Fifty-Seventh Supplemental Indenture dated as of August 21, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(308)
(d)(701)	One Thousand Five Hundred Fifty-Eighth Supplemental Indenture dated as of August 21, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(308)
(d)(702)	One Thousand Five Hundred Fifty-Ninth Supplemental Indenture dated as of August 28, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2028(309)
(d)(703)	One Thousand Five Hundred Sixtieth Supplemental Indenture dated as of August 28, 2025, to the U.S. Bank Indenture, and Form of 7.750% Prospect Capital InterNote® due 2030(309)
(d)(704)	One Thousand Five Hundred Sixty-First Supplemental Indenture dated as of August 28, 2025, to the U.S. Bank Indenture, and Form of 8.000% Prospect Capital InterNote® due 2032(309)
(d)(705)	One Thousand Five Hundred Sixty-Second Supplemental Indenture dated as of September 11, 2025, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2028(310)
(d)(706)	One Thousand Five Hundred Sixty-Third Supplemental Indenture dated as of September 11, 2025, to the U.S. Bank Indenture, and Form of 7.250% Prospect Capital InterNote® due 2030(310)
(d)(707)	One Thousand Five Hundred Sixty-Fourth Supplemental Indenture dated as of September 11, 2025, to the U.S. Bank Indenture, and Form of 7.500% Prospect Capital InterNote® due 2032(310)
(d)(708)	One Thousand Five Hundred Sixty-Fifth Supplemental Indenture dated as of September 18, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2028(311)
(d)(709)	One Thousand Five Hundred Sixty-Sixth Supplemental Indenture dated as of September 18, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2030(311)
(d)(710)	One Thousand Five Hundred Sixty-Seventh Supplemental Indenture dated as of September 18, 2025, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2032(311)
(d)(711)	One Thousand Five Hundred Sixty-Eighth Supplemental Indenture dated as of September 25, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2028(312)
(d)(712)	One Thousand Five Hundred Sixty-Ninth Supplemental Indenture dated as of September 25, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2030(312)
(d)(713)	One Thousand Five Hundred Seventieth Supplemental Indenture dated as of September 25, 2025, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2032(312)
(d)(714)	One Thousand Five Hundred Seventy-First Supplemental Indenture dated as of October 2, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(313)
(d)(715)	One Thousand Five Hundred Seventy-Second Supplemental Indenture dated as of October 2, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(313)
(d)(716)	One Thousand Five Hundred Seventy-Third Supplemental Indenture dated as of October 2, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(313)
(d)(717)	One Thousand Five Hundred Seventy-Fourth Supplemental Indenture dated as of October 9, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(314)
(d)(718)	One Thousand Five Hundred Seventy-Fifth Supplemental Indenture dated as of October 9, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(314)
(d)(719)	One Thousand Five Hundred Seventy-Sixth Supplemental Indenture dated as of October 9, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(314)
(d)(720)	One Thousand Five Hundred Seventy-Seventh Supplemental Indenture dated as of October 17, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(315)
(d)(721)	One Thousand Five Hundred Seventy-Eighth Supplemental Indenture dated as of October 17, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(315)
(d)(722)	One Thousand Five Hundred Seventy-Ninth Supplemental Indenture dated as of October 17, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(315)
(d)(723)	One Thousand Five Hundred Eightieth Supplemental Indenture dated as of October 23, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(316)

Description
(d)(724)	One Thousand Five Hundred Eighty-First Supplemental Indenture dated as of October 23, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(316)
(d)(725)	One Thousand Five Hundred Eighty-Second Supplemental Indenture dated as of October 23, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(316)
(d)(726)	One Thousand Five Hundred Eighty-Third Supplemental Indenture dated as of October 30, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(317)
(d)(727)	One Thousand Five Hundred Eighty-Fourth Supplemental Indenture dated as of October 30, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(317)
(d)(728)	One Thousand Five Hundred Eighty-Fifth Supplemental Indenture dated as of October 30, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(317)
(d)(729)	One Thousand Five Hundred Eighty-Sixth Supplemental Indenture dated as of November 6, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(318)
(d)(730)	One Thousand Five Hundred Eighty-Seventh Supplemental Indenture dated as of November 6, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(318)
(d)(731)	One Thousand Five Hundred Eighty-Eighth Supplemental Indenture dated as of November 6, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(318)
(d)(732)	One Thousand Five Hundred Eighty-Ninth Supplemental Indenture dated as of November 20, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(319)
(d)(733)	One Thousand Five Hundred Ninetieth Supplemental Indenture dated as of November 20, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(319)
(d)(734)	One Thousand Five Hundred Ninety-First Supplemental Indenture dated as of November 20, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(319)
(d)(735)	One Thousand Five Hundred Ninety-Second Supplemental Indenture dated as of November 28, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(320)
(d)(736)	One Thousand Five Hundred Ninety-Third Supplemental Indenture dated as of November 28, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(320)
(d)(737)	One Thousand Five Hundred Ninety-Fourth Supplemental Indenture dated as of November 28, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(320)
(d)(738)	One Thousand Five Hundred Ninety-Fifth Supplemental Indenture dated as of December 4, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(321)
(d)(739)	One Thousand Five Hundred Ninety-Sixth Supplemental Indenture dated as of December 4, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(321)
(d)(740)	One Thousand Five Hundred Ninety-Seventh Supplemental Indenture dated as of December 4, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(321)
(d)(741)	One Thousand Five Hundred Ninety-Eighth Supplemental Indenture dated as of December 11, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(322)
(d)(742)	One Thousand Five Hundred Ninety-Ninth Supplemental Indenture dated as of December 11, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(322)
(d)(743)	One Thousand Six Hundredth Supplemental Indenture dated as of December 11, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(322)
(d)(744)	One Thousand Six Hundred First Supplemental Indenture dated as of December 18, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(323)
(d)(745)	One Thousand Six Hundred Second Supplemental Indenture dated as of December 18, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(323)
(d)(746)	One Thousand Six Hundred Third Supplemental Indenture dated as of December 18, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(323)
(d)(747)	One Thousand Six Hundred Fourth Supplemental Indenture dated as of December 26, 2025, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2028(324)
(d)(748)	One Thousand Six Hundred Fifth Supplemental Indenture dated as of December 26, 2025, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2030(324)
(d)(749)	One Thousand Six Hundred Sixth Supplemental Indenture dated as of December 26, 2025, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2032(324)
(d)(750)	One Thousand Six Hundred Seventh Supplemental Indenture dated as of January 2, 2026, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2029(325)
(d)(751)	One Thousand Six Hundred Eighth Supplemental Indenture dated as of January 2, 2026, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2031(325)
(d)(752)	One Thousand Six Hundred Ninth Supplemental Indenture dated as of January 2, 2026, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2033(325)

Description
(d)(753)	One Thousand Six Hundred Tenth Supplemental Indenture dated as of January 8, 2026, to the U.S. Bank Indenture, and Form of 6.250% Prospect Capital InterNote® due 2029(326)
(d)(754)	One Thousand Six Hundred Eleventh Supplemental Indenture dated as of January 8, 2026, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2031(326)
(d)(755)	One Thousand Six Hundred Twelfth Supplemental Indenture dated as of January 8, 2026, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2033(326)
(d)(756)	One Thousand Six Hundred Thirteenth Supplemental Indenture dated as of January 15, 2026, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2029(327)
(d)(757)	One Thousand Six Hundred Fourteenth Supplemental Indenture dated as of January 15, 2026, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2031(327)
(d)(758)	One Thousand Six Hundred Fifteenth Supplemental Indenture dated as of January 15, 2026, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2033(327)
(d)(759)	One Thousand Six Hundred Sixteenth Supplemental Indenture dated as of January 23, 2026, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2029(328)
(d)(760)	One Thousand Six Hundred Seventeenth Supplemental Indenture dated as of January 23, 2026, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2031(328)
(d)(761)	One Thousand Six Hundred Eighteenth Supplemental Indenture dated as of January 23, 2026, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2033(328)
(d)(762)	One Thousand Six Hundred Nineteenth Supplemental Indenture dated as of January 29, 2026, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2029(329)
(d)(763)	One Thousand Six Hundred Twentieth Supplemental Indenture dated as of January 29, 2026, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2031(329)
(d)(764)	One Thousand Six Hundred Twenty-First Supplemental Indenture dated as of January 29, 2026, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2033(329)
(d)(765)	One Thousand Six Hundred Twenty-Second Supplemental Indenture dated as of February 5, 2026, to the U.S. Bank Indenture, and Form of 6.500% Prospect Capital InterNote® due 2029(330)
(d)(766)	One Thousand Six Hundred Twenty-Third Supplemental Indenture dated as of February 5, 2026, to the U.S. Bank Indenture, and Form of 6.750% Prospect Capital InterNote® due 2031(330)
(d)(767)	One Thousand Six Hundred Twenty-Fourth Supplemental Indenture dated as of February 5, 2026, to the U.S. Bank Indenture, and Form of 7.000% Prospect Capital InterNote® due 2033(330)
(e)(1)	Dividend Reinvestment and Direct Stock Purchase Plan(73)
(e)(2)	Amended and Restated Preferred Stock Dividend Reinvestment Plan(104)
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement between Registrant and Prospect Capital Management L.P.(2)
(h)(1)	Form of Equity Distribution Agreement(45)
(h)(2)	Form of Debt Distribution Agreement(48)
(h)(3)
Selling Agent Agreement, dated February 13, 2020, by and among, the Registrant, Prospect Capital Management L.P., Prospect Administration LLC, Incapital LLC and the Agents named therein and added from time to time(72)

(h)(4)	Amended and Restated Dealer Manager Agreement, dated as of February 25, 2021, by and between Prospect Capital Corporation and Preferred Capital Securities, LLC(91)
(h)(5)	Amendment No. 1 to Amended and Restated Dealer Manager Agreement, dated as of June 9, 2022, by and between Prospect Capital Corporation and Preferred Capital Securities, LLC(164)
(h)(6)	Amendment No. 2 to Amended and Restated Dealer Manager Agreement, dated October 7, 2022, between the Company, Preferred Capital Securities, LLC(179)
(h)(7)	Amendment No. 3 to Amended and Restated Dealer Manager Agreement, dated February 10, 2023, between the Company, Preferred Capital Securities, LLC(37)
(h)(8)
Amendment No. 1 to Selling Agent Agreement, dated November 13, 2023, by and among, the Registrant, Prospect Capital Management L.P., Prospect Administration LLC, InspereX LLC and the other Agents named therein(342)

(h)(9)	Amendment No. 4 to Amended and Restated Dealer Manager Agreement, dated December 29, 2023, between the Company, Preferred Capital Securities, LLC(42)
(h)(10)	Amendment No. 5 to Amended and Restated Dealer Manager Agreement, dated October 17, 2024, between the Company, Preferred Capital Securities, LLC(199)
(h)(11)	Amendment No. 6 to Amended and Restated Dealer Manager Agreement, dated December 27, 2024, between the Company, Preferred Capital Securities, LLC(339)
(h)(12)	Form of Selling Agent Agreement(59)
(h)(13)	Underwriting Agreement*

Description
(i)	Not Applicable
(j)(1)	Fourth Amended and Restated Custody Agreement, dated as of August 29, 2014, by and among Prospect Capital Funding LLC, as Borrower, Prospect Capital Corporation, as Seller and Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian†
(j)(2)	Amended and Restated Custody Agreement, dated as of September 23, 2014, by and between the Registrant and U.S. Bank National Association(43)
(j)(3)	Custody Agreement, dated as of October 10, 2014, by and between Prospect Yield Corporation, LLC and U.S. Bank National Association(44)
(j)(4)	First Amendment to Fourth Amended and Restated Custody Agreement, dated as of August 22, 2016, by and among Prospect Capital Corporation, as Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian†
(j)(5)	Second Amendment to Fourth Amended and Restated Custody Agreement, dated as of August 1, 2018, by and among Prospect Capital Corporation, as Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian†
(j)(6)	Third Amendment to Fourth Amended and Restated Custody Agreement, dated as of September 9, 2019, by and among Prospect Capital Corporation, as Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian†
(j)(7)	Amendment No.1 to the Amended and Restated Custody Agreement, dated May 6, 2025, by and between the Company and U.S. Bank Trust Company, National Association(32)
(k)(1)	Form of Administration Agreement between Registrant and Prospect Administration LLC(3)
(k)(2)	Form of Transfer Agency and Registrar Services Agreement(5)
(k)(3)	Form of Trademark License Agreement between the Registrant and Prospect Capital Investment Management, LLC(4)
(k)(4)
Seventh Amended and Restated Loan and Servicing Agreement, dated April 27, 2021, among Prospect Capital Funding LLC, Prospect Capital Corporation, the lenders from time to time party thereto, the managing agents from time to time party thereto, U.S. Bank National Association as Calculation Agent, Paying Agent and Documentation Agent, KeyBank National Association as Facility Agent, and KeyBank National Association as Syndication Agent, Structuring Agent, Sole Lead Arranger and Sole Bookrunner(178)

(k)(5)
First Amendment to the Seventh Amended and Restated Loan and Servicing Agreement, dated September 7, 2022, among Prospect Capital Funding LLC, Prospect Capital Corporation, the lenders from time to time party thereto, the managing agents from time to time party thereto, U.S. Bank National Association as Calculation Agent, Paying Agent and Documentation Agent, and KeyBank National Association as Facility Agent, Syndication Agent, Structuring Agent, Sole Lead Arranger and Sole Bookrunner(176)

(k)(6)	Second Amendment to the Seventh Amended and Restated Loan and Servicing Agreement, dated June 28, 2024 (338)
(k)(7)	Escrow Agreement, by and between Preferred Capital Securities, LLC, Prospect Capital Corporation and UMB Bank, National Association(80)
(k)(8)	Escrow Agreement, by and between Prospect Capital Corporation and UMB Bank, National Association(147)
(k)(9)	Deed of Trust, dated as of October 28, 2025, by and between Prospect Capital Corporation and Mishmeret Trust Company Ltd.(341)
(l)(1)	Opinion and Consent of Venable LLP, as special Maryland counsel for the Registrant†
(l)(2)	Opinion and Consent of Simpson Thacher & Bartlett LLP, as special New York counsel for the Registrant†
(m)	Not Applicable
(n)(1)	Power of Attorney†
(n)(2)	Consent of independent registered public accounting firm (Deloitte & Touche LLP)†
(n)(3)	Consent of independent auditor (Deloitte & Touche LLP)†
(n)(4)	Consent of independent auditor (CohnReznick LLP)†
(n)(5)	Consent of independent auditor (RSM US LLP)†
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics†
(s)	Calculation of Filing Fee Table†

___________________________________________

(1)	Incorporated by reference from the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on July 6, 2004.
(2)	Incorporated by reference from the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on July 6, 2004.
(3)	Incorporated by reference from the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on July 6, 2004.
(4)	Incorporated by reference from the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on July 6, 2004.
(5)	Incorporated by reference from the Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on July 23, 2004.
(6)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on March 1, 2012.
(7)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on March 14, 2012.
(8)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on November 23, 2012.
(9)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on November 29, 2012.
(10)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on November 29, 2012.
(11)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-2, filed on January 4, 2013.
(12)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-2, filed on January 10, 2013.
(13)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-2, filed on January 17, 2013.
(14)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-2, filed on January 25, 2013.
(15)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-2, filed on January 25, 2013.
(16)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-2, filed on January 31, 2013.
(17)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-2, filed on February 7, 2013.
(18)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-2, filed on February 22, 2013.
(19)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-2, filed on February 28, 2013.
(20)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-2, filed on March 7, 2013.
(21)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-2, filed on March 14, 2013.
(22)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on March 15, 2013.
(23)	Incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K, filed on March 15, 2013.
(24)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 21 to the Registration Statement on Form N-2, filed on March 21, 2013.
(25)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 to the Registration Statement on Form N-2, filed on March 28, 2013.
(26)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 23 to the Registration Statement on Form N-2, filed on April 4, 2013.
(27)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 24 to the Registration Statement on Form N-2, filed on April 11, 2013.
(28)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 27 to the Registration Statement on Form N-2, filed on May 2, 2013.
(29)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 29 to the Registration Statement on Form N-2, filed on May 9, 2013.
(30)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-2, filed on May 23, 2013.

(31)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 31 to the Registration Statement on Form N-2, filed on May 31, 2013.
(32)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 10-Q, filed on May 8, 2025.
(33)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-2, filed on November 7, 2013.
(34)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-2, filed on November 15, 2013.
(35)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-2, filed on November 21, 2013.
(36)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-2, filed on November 29, 2013.
(37)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on February 13, 2023.
(38)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-2, filed on May 1, 2014.
(39)	Incorporated by reference from the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-2, filed on May 8, 2014.
(40)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on May 9, 2014.
(41)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on February 13, 2023.
(42)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on December 29, 2023.
(43)	Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on October 14, 2014.
(44)	Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on October 14, 2014.
(45)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on November 7, 2014.
(46)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on December 29, 2023.
(47)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on December 11, 2015.
(48)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 37 to the Registration Statement on Form N-2, filed on September 1, 2016.
(49)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 39 to the Registration Statement on Form N-2, filed on September 22, 2016.
(50)	Incorporated by reference to Exhibit 3.2 of the Registrant’s Form 8-K, filed on December 29, 2023.
(51)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 81 to the Registration Statement on Form N-2, filed on June 20, 2018.
(52)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 98 to the Registration Statement on Form N-2, filed on October 1, 2018.
(53)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 40 to the Registration Statement on Form N-2, filed on August 1, 2019.
(54)	Incorporated by reference from the Registrant's Registration Statement on Form N-2, filed on August 2, 2019.
(55)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 41 to the Registration Statement on Form N-2, filed on August 8, 2019.
(56)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 42 to the Registration Statement on Form N-2, filed on August 15, 2019.
(57)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 43 to the Registration Statement on Form N-2, filed on August 22, 2019.
(58)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 43 to the Registration Statement on Form N-2, filed on August 22, 2019.
(59)	Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 3, 2019.
(60)	Incorporated by reference from the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 3, 2019.
(61)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 26, 2019.
(62)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, filed on September 26, 2019.
(63)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on October 3, 2019.

(64)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on October 3, 2019.
(65)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on October 10, 2019.
(66)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on October 10, 2019.
(67)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-2, filed on October 18, 2019.
(68)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 5 to the Registration Statement on Form N-2, filed on October 24, 2019.
(69)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form N-2, filed on October 31, 2019.
(70)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-2, filed on December 19, 2019.
(71)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 20 to the Registration Statement on Form N-2, filed on February 12, 2020.
(72)	Incorporated by reference from the Registrant's Registration Statement on Form N-2, filed on February 13, 2020.
(73)	Incorporated by reference to Exhibit 99.1 of the Registrant’s Form 8-K, filed on April 17, 2020.
(74)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 7 to the Registration Statement on Form N-2, filed on April 30, 2020.
(75)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 8 to the Registration Statement on Form N-2, filed on May 7, 2020.
(76)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on Form N-2, filed on May 14, 2020.
(77)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 10 to the Registration Statement on Form N-2, filed on May 29, 2020.
(78)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on August 4, 2020.
(79)	Incorporated by reference to Exhibit 3.2 of the Registrant’s Form 8-K, filed on August 4, 2020.
(80)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on August 5, 2020.
(81)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on November 4, 2020.
(82)	Incorporated by reference to Exhibit 3.2 of the Registrant’s Form 8-K, filed on November 4, 2020.
(83)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 40 to the Registration Statement on Form N-2, filed on January 7, 2021.
(84)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 41 to the Registration Statement on Form N-2, filed on January 14, 2021.
(85)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on January 22, 2021.
(86)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 42 to the Registration Statement on Form N-2, filed on January 22, 2021.
(87)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 43 to the Registration Statement on Form N-2, filed on January 28, 2021.
(88)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 44 to the Registration Statement on Form N-2, filed on February 4, 2021.
(89)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 45 to the Registration Statement on Form N-2, filed on February 11, 2021.
(90)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-2, filed on February 25, 2021.
(91)	Incorporated by reference to Exhibit 1.1 of the Registrant's Form 8-K, filed on February 25, 2021.
(92)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 47 to the Registration Statement on Form N-2, filed on March 4, 2021.
(93)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 48 to the Registration Statement on Form N-2, filed on March 11, 2021.
(94)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 49 to the Registration Statement on Form N-2, filed on March 18, 2021.
(95)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 50 to the Registration Statement on Form N-2, filed on March 25, 2021.
(96)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 51 to the Registration Statement on Form N-2, filed on April 1, 2021.

(97)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 52 to the Registration Statement on Form N-2, filed on April 8, 2021.
(98)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 53 to the Registration Statement on Form N-2, filed on April 15, 2021.
(99)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 54 to the Registration Statement on Form N-2, filed on April 22, 2021.
(100)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 55 to the Registration Statement on Form N-2, filed on April 29, 2021.
(101)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 56 to the Registration Statement on Form N-2, filed on May 6, 2021.
(102)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 57 to the Registration Statement on Form N-2, filed on May 20, 2021.
(103)	Incorporated by reference to Exhibit 3.1 of the Registrant's Form 8-K, filed on May 26, 2021.
(104)	Incorporated by reference to Exhibit 99.1 of the Registrant’s Form 8-K, filed on December 30, 2024.
(105)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on May 27, 2021.
(106)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 58 to the Registration Statement on Form N-2, filed on May 27, 2021.
(107)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 59 to the Registration Statement on Form N-2, filed on June 4, 2021.
(108)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 60 to the Registration Statement on Form N-2, filed on June 10, 2021.
(109)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 61 to the Registration Statement on Form N-2, filed on June 17, 2021.
(110)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 62 to the Registration Statement on Form N-2, filed on June 24, 2021.
(111)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 63 to the Registration Statement on Form N-2, filed on July 1, 2021.
(112)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 64 to the Registration Statement on Form N-2, filed on July 9, 2021.
(113)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 65 to the Registration Statement on Form N-2, filed on July 15, 2021.
(114)	Incorporated by reference to Exhibit 3.1 of the Registrant's Form 8-K, filed on July 19, 2021.
(115)	Incorporated by reference to Exhibit 3.1 of the Registrant's Form 8-K, filed on July 19, 2021.
(116)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 66 to the Registration Statement on Form N-2, filed on July 22, 2021.
(117)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 67 to the Registration Statement on Form N-2, filed on July 29, 2021.
(118)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 68 to the Registration Statement on Form N-2, filed on August 5, 2021.
(119)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 69 to the Registration Statement on Form N-2, filed on August 12, 2021.
(120)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 70 to the Registration Statement on Form N-2, filed on August 19, 2021.
(121)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 71 to the Registration Statement on Form N-2, filed on August 26, 2021.
(122)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 72 to the Registration Statement on Form N-2, filed on September 10, 2021.
(123)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 73 to the Registration Statement on Form N-2, filed on September 16, 2021.
(124)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 74 to the Registration Statement on Form N-2, filed on September 23, 2021.
(125)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on September 30, 2021.
(126)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 75 to the Registration Statement on Form N-2, filed on September 30, 2021.
(127)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 76 to the Registration Statement on Form N-2, filed on October 7, 2021.
(128)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 77 to the Registration Statement on Form N-2, filed on October 15, 2021.

(129)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 78 to the Registration Statement on Form N-2, filed on October 21, 2021.
(130)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 79 to the Registration Statement on Form N-2, filed on October 28, 2021.
(131)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 80 to the Registration Statement on Form N-2, filed on November 4, 2021.
(132)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 81 to the Registration Statement on Form N-2, filed on November 18, 2021.
(133)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 82 to the Registration Statement on Form N-2, filed on November 26, 2021.
(134)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 83 to the Registration Statement on Form N-2, filed on December 2, 2021.
(135)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 84 to the Registration Statement on Form N-2, filed on December 9, 2021.
(136)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 85 to the Registration Statement on Form N-2, filed on December 16, 2021.
(137)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 86 to the Registration Statement on Form N-2, filed on December 23, 2021.
(138)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 87 to the Registration Statement on Form N-2, filed on December 30, 2021.
(139)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 88 to the Registration Statement on Form N-2, filed on January 6, 2022.
(140)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 89 to the Registration Statement on Form N-2, filed on January 13, 2022.
(141)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 90 to the Registration Statement on Form N-2, filed on January 21, 2022.
(142)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 91 to the Registration Statement on Form N-2, filed on January 27, 2022.
(143)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 92 to the Registration Statement on Form N-2, filed on February 3, 2022.
(144)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 93 to the Registration Statement on Form N-2, filed on February 10, 2022.
(145)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on February 23, 2022.
(146)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on February 23, 2022.
(147)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on February 23, 2022.
(148)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 94 to the Registration Statement on Form N-2, filed on February 25, 2022.
(149)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 95 to the Registration Statement on Form N-2, filed on March 3, 2022.
(150)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 96 to the Registration Statement on Form N-2, filed on March 10, 2022.
(151)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 97 to the Registration Statement on Form N-2, filed on March 17, 2022.
(152)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 98 to the Registration Statement on Form N-2, filed on March 24, 2022.
(153)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 99 to the Registration Statement on Form N-2, filed on March 31, 2022.
(154)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 100 to the Registration Statement on Form N-2, filed on April 7, 2022.
(155)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 101 to the Registration Statement on Form N-2, filed on April 14, 2022.
(156)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 102 to the Registration Statement on Form N-2, filed on April 21, 2022.
(157)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 103 to the Registration Statement on Form N-2, filed on April 28, 2022.
(158)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 104 to the Registration Statement on Form N-2, filed on May 5, 2022.
(159)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 105 to the Registration Statement on Form N-2, filed on May 19, 2022.

(160)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 106 to the Registration Statement on Form N-2, filed on May 26, 2022.
(161)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 107 to the Registration Statement on Form N-2, filed on June 3, 2022.
(162)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on June 9, 2022.
(163)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 108 to the Registration Statement on Form N-2, filed on June 9, 2022.
(164)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on June 9, 2022.
(165)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 109 to the Registration Statement on Form N-2, filed on June 16, 2022.
(166)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 110 to the Registration Statement on Form N-2, filed on June 24, 2022.
(167)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 111 to the Registration Statement on Form N-2, filed on June 30, 2022.
(168)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 112 to the Registration Statement on Form N-2, filed on July 8, 2022.
(169)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 113 to the Registration Statement on Form N-2, filed on July 14, 2022.
(170)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 114 to the Registration Statement on Form N-2, filed on July 21, 2022.
(171)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 115 to the Registration Statement on Form N-2, filed on July 28, 2022.
(172)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 116 to the Registration Statement on Form N-2, filed on August 4, 2022.
(173)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 117 to the Registration Statement on Form N-2, filed on August 11, 2022.
(174)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 118 to the Registration Statement on Form N-2, filed on August 18, 2022.
(175)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 119 to the Registration Statement on Form N-2, filed on August 25, 2022.
(176)	Incorporated by reference to Exhibit 10.1 of the Registrant's Form 8-K, filed on September 7, 2022.
(177)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 120 to the Registration Statement on Form N-2, filed on September 22, 2022.
(178)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on May 3, 2021.
(179)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on October 12, 2022.
(180)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on October 12, 2022.
(181)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on October 12, 2022.
(182)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 121 to the Registration Statement on Form N-2, filed on October 20, 2022.
(183)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 122 to the Registration Statement on Form N-2, filed on October 27, 2022.
(184)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 123 to the Registration Statement on Form N-2, filed on November 3, 2022.
(185)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 124 to the Registration Statement on Form N-2, filed on November 10, 2022.
(186)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 125 to the Registration Statement on Form N-2, filed on November 25, 2022.
(187)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 126 to the Registration Statement on Form N-2, filed on December 1, 2022.
(188)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 127 to the Registration Statement on Form N-2, filed on December 8, 2022.
(189)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 128 to the Registration Statement on Form N-2, filed on December 15, 2022.
(190)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 129 to the Registration Statement on Form N-2, filed on December 22, 2022.
(191)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 130 to the Registration Statement on Form N-2, filed on December 30, 2022.

(192)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 131 to the Registration Statement on Form N-2, filed on January 6, 2023.
(193)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 132 to the Registration Statement on Form N-2, filed on January 12, 2023.
(194)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 133 to the Registration Statement on Form N-2, filed on January 20, 2023.
(195)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 134 to the Registration Statement on Form N-2, filed on January 26, 2023.
(196)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 135 to the Registration Statement on Form N-2, filed on February 2, 2023.
(197)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 136 to the Registration Statement on Form N-2, filed on February 9, 2023.
(198)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-2, filed on March 1, 2019.

(199)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on October 17, 2024.
(200)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on October 17, 2024.
(201)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed on February 24, 2023.
(202)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, filed on March 2, 2023.
(203)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form N-2, filed on March 9, 2023.
(204)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 5 to the Registration Statement on Form N-2, filed on March 16, 2023.
(205)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 6 to the Registration Statement on Form N-2, filed on March 23, 2023.
(206)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 7 to the Registration Statement on Form N-2, filed on March 30, 2023.
(207)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 8 to the Registration Statement on Form N-2, filed on April 6, 2023.
(208)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 9 to the Registration Statement on Form N-2, filed on April 13, 2023.
(209)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 10 to the Registration Statement on Form N-2, filed on April 20, 2023.
(210)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-2, filed on April 27, 2023.
(211)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-2, filed on May 4, 2023.
(212)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 13 to the Registration Statement on Form N-2, filed on May 11, 2023.
(213)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 14 to the Registration Statement on Form N-2, filed on May 25, 2023.
(214)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 15 to the Registration Statement on Form N-2, filed on June 2, 2023.
(215)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 16 to the Registration Statement on Form N-2, filed on June 8, 2023.
(216)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 17 to the Registration Statement on Form N-2, filed on June 15, 2023.
(217)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 18 to the Registration Statement on Form N-2, filed on June 23, 2023.
(218)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 19 to the Registration Statement on Form N-2, filed on June 29, 2023.
(219)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 20 to the Registration Statement on Form N-2, filed on July 7, 2023.
(220)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 21 to the Registration Statement on Form N-2, filed on July 13, 2023.
(221)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 22 to the Registration Statement on Form N-2, filed on July 20, 2023.

(222)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-2, filed on July 27, 2023.
(223)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 24 to the Registration Statement on Form N-2, filed on August 3, 2023.
(224)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-2, filed on August 10, 2023.
(225)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 26 to the Registration Statement on Form N-2, filed on August 17, 2023.
(226)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 27 to the Registration Statement on Form N-2, filed on August 24, 2023.
(227)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 28 to the Registration Statement on Form N-2, filed on September 21, 2023.
(228)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 29 to the Registration Statement on Form N-2, filed on September 28, 2023.
(229)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 30 to the Registration Statement on Form N-2, filed on October 5, 2023.
(230)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 31 to the Registration Statement on Form N-2, filed on October 19, 2023.
(231)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 32 to the Registration Statement on Form N-2, filed on October 26, 2023.
(232)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 33 to the Registration Statement on Form N-2, filed on November 9, 2023.
(233)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 34 to the Registration Statement on Form N-2, filed on November 24, 2023.
(234)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 35 to the Registration Statement on Form N-2, filed on November 30, 2023.
(235)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 36 to the Registration Statement on Form N-2, filed on December 7, 2023.
(236)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 37 to the Registration Statement on Form N-2, filed on December 14, 2023.
(237)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 38 to the Registration Statement on Form N-2, filed on December 21, 2023.
(238)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 39 to the Registration Statement on Form N-2, filed on December 29, 2023.
(239)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 40 to the Registration Statement on Form N-2, filed on January 5, 2024.
(240)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 41 to the Registration Statement on Form N-2, filed on January 11, 2024.
(241)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 42 to the Registration Statement on Form N-2, filed on January 19, 2024.
(242)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 43 to the Registration Statement on Form N-2, filed on January 25, 2024.
(243)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 44 to the Registration Statement on Form N-2, filed on February 1, 2024.
(244)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 45 to the Registration Statement on Form N-2, filed on February 8, 2024.
(245)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-2, filed on February 23, 2024.
(246)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 47 to the Registration Statement on Form N-2, filed on February 29, 2024.
(247)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 48 to the Registration Statement on Form N-2, filed on March 7, 2024.
(248)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 49 to the Registration Statement on Form N-2, filed on March 14, 2024.
(249)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 50 to the Registration Statement on Form N-2, filed on March 21, 2024.
(250)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 51 to the Registration Statement on Form N-2, filed on March 28, 2024.

(251)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 52 to the Registration Statement on Form N-2, filed on April 4, 2024.
(252)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 53 to the Registration Statement on Form N-2, filed on April 11, 2024.

(253)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 54 to the Registration Statement on Form N-2, filed on April 18, 2024.
(254)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 55 to the Registration Statement on Form N-2, filed on April 25, 2024.
(255)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 56 to the Registration Statement on Form N-2, filed on May 2, 2024.
(256)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 57 to the Registration Statement on Form N-2, filed on May 9, 2024.
(257)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 58 to the Registration Statement on Form N-2, filed on May 23, 2024.
(258)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 59 to the Registration Statement on Form N-2, filed on May 31, 2024.
(259)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 60 to the Registration Statement on Form N-2, filed on June 6, 2024.
(260)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 61 to the Registration Statement on Form N-2, filed on June 13, 2024.
(261)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 62 to the Registration Statement on Form N-2, filed on June 21, 2024.
(262)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 63 to the Registration Statement on Form N-2, filed on June 27, 2024.
(263)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 64 to the Registration Statement on Form N-2, filed on July 5, 2024.
(264)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 65 to the Registration Statement on Form N-2, filed on July 11, 2024.
(265)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 66 to the Registration Statement on Form N-2, filed on July 18, 2024.
(266)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 67 to the Registration Statement on Form N-2, filed on July 25, 2024.
(267)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 68 to the Registration Statement on Form N-2, filed on August 1, 2024.
(268)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 69 to the Registration Statement on Form N-2, filed on August 8, 2024.
(269)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 70 to the Registration Statement on Form N-2, filed on August 15, 2024.
(270)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 71 to the Registration Statement on Form N-2, filed on August 22, 2024.
(271)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 72 to the Registration Statement on Form N-2, filed on August 29, 2024.
(272)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 73 to the Registration Statement on Form N-2, filed on September 12, 2024.
(273)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 74 to the Registration Statement on Form N-2, filed on September 19, 2024.
(274)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 75 to the Registration Statement on Form N-2, filed on September 26, 2024.
(275)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 76 to the Registration Statement on Form N-2, filed on October 3, 2024.
(276)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 77 to the Registration Statement on Form N-2, filed on October 10, 2024.
(277)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 78 to the Registration Statement on Form N-2, filed on October 18, 2024.
(278)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 79 to the Registration Statement on Form N-2, filed on October 24, 2024.
(279)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 80 to the Registration Statement on Form N-2, filed on October 31, 2024.

(280)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 81 to the Registration Statement on Form N-2, filed on November 7, 2024.
(281)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 82 to the Registration Statement on Form N-2, filed on November 21, 2024.
(282)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 83 to the Registration Statement on Form N-2, filed on November 29, 2024.
(283)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 84 to the Registration Statement on Form N-2, filed on December 5, 2024.
(284)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 85 to the Registration Statement on Form N-2, filed on December 12, 2024.
(285)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 86 to the Registration Statement on Form N-2, filed on December 19, 2024.
(286)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 87 to the Registration Statement on Form N-2, filed on March 13, 2025.
(287)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 88 to the Registration Statement on Form N-2, filed on March 20, 2025.
(288)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 89 to the Registration Statement on Form N-2, filed on March 27, 2025.
(289)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 90 to the Registration Statement on Form N-2, filed on April 3, 2025.
(290)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 91 to the Registration Statement on Form N-2, filed on April 10, 2025.
(291)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 92 to the Registration Statement on Form N-2, filed on April 17, 2025.
(292)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 93 to the Registration Statement on Form N-2, filed on April 24, 2025.
(293)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 94 to the Registration Statement on Form N-2, filed on May 1, 2025.
(294)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 95 to the Registration Statement on Form N-2, filed on May 8, 2025.
(295)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 96 to the Registration Statement on Form N-2, filed on May 22, 2025.
(296)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 97 to the Registration Statement on Form N-2, filed on May 30, 2025.
(297)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 98 to the Registration Statement on Form N-2, filed on June 5, 2025.
(298)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 99 to the Registration Statement on Form N-2, filed on June 12, 2025.

(299)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 100 to the Registration Statement on Form N-2, filed on June 23, 2025.
(300)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 101 to the Registration Statement on Form N-2, filed on June 26, 2025.
(301)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 102 to the Registration Statement on Form N-2, filed on July 3, 2025.
(302)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 103 to the Registration Statement on Form N-2, filed on July 10, 2025.
(303)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 104 to the Registration Statement on Form N-2, filed on July 17, 2025.
(304)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 105 to the Registration Statement on Form N-2, filed on July 24, 2025.
(305)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 106 to the Registration Statement on Form N-2, filed on July 31, 2025.
(306)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 107 to the Registration Statement on Form N-2, filed on August 7, 2025.
(307)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 108 to the Registration Statement on Form N-2, filed on August 14, 2025.
(308)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 109 to the Registration Statement on Form N-2, filed on August 21, 2025.

(309)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 110 to the Registration Statement on Form N-2, filed on August 28, 2025.
(310)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 111 to the Registration Statement on Form N-2, filed on September 11, 2025.
(311)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 112 to the Registration Statement on Form N-2, filed on September 18, 2025.
(312)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 113 to the Registration Statement on Form N-2, filed on September 25, 2025.
(313)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 114 to the Registration Statement on Form N-2, filed on October 2, 2025.
(314)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 115 to the Registration Statement on Form N-2, filed on October 9, 2025.
(315)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 116 to the Registration Statement on Form N-2, filed on October 17, 2025.
(316)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 117 to the Registration Statement on Form N-2, filed on October 23, 2025.
(317)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 118 to the Registration Statement on Form N-2, filed on October 30, 2025.
(318)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 119 to the Registration Statement on Form N-2, filed on November 6, 2025.
(319)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 120 to the Registration Statement on Form N-2, filed on November 20, 2025.
(320)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 121 to the Registration Statement on Form N-2, filed on November 28, 2025.
(321)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 122 to the Registration Statement on Form N-2, filed on December 4, 2025.
(322)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 123 to the Registration Statement on Form N-2, filed on December 11, 2025.
(323)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 124 to the Registration Statement on Form N-2, filed on December 18, 2025.
(324)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 125 to the Registration Statement on Form N-2, filed on December 29, 2025.
(325)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 126 to the Registration Statement on Form N-2, filed on January 2, 2026.
(326)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 127 to the Registration Statement on Form N-2, filed on January 8, 2026.
(327)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 128 to the Registration Statement on Form N-2, filed on January 15, 2026.
(328)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 129 to the Registration Statement on Form N-2, filed on January 23, 2026.
(329)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 130 to the Registration Statement on Form N-2, filed on January 29, 2026.
(330)	Incorporated by reference from the Registrant's Post-Effective Amendment No. 131 to the Registration Statement on Form N-2, filed on February 5, 2026.
(331)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on January 25, 2024.
(332)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on July 3, 2024.
(333)	Incorporated by reference to Exhibit 1.1 of the Registrant’s Form 8-K, filed on December 30, 2024.
(334)	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on December 30, 2024.
(335)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on October 31, 2025.
(336)	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 10-Q, filed on February 9, 2026.

†    Filed herewith.
*    To be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

The information called for by this Item 26 is omitted from this automatic shelf registration statement on Form N-2 pursuant to Rule 430B under the Securities Act. The information called for by this Item 26 will be included under the heading “Underwriting” or “Plan of Distribution” in any prospectus supplement filed for a particular offering under this automatic shelf registration statement of Form N-2.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	*
NASDAQ Global Select Additional Listing Fees	**
Accounting fees and expenses	**
Legal fees and expenses	**
Printing and engraving	**
Miscellaneous fees and expenses	**
Total	**
 ___________________________________________
*    In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.
**    These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement or a post-effective amendment to this automatic shelf registration statement on Form N-2.

All of the expenses set forth above shall be borne by the Company.

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of December 31, 2025, the following list sets forth entities in which the Registrant owns a controlling interest, the state under whose laws the entity is organized, and the percentage of voting securities or membership interests owned by the Registrant in such entity.

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
150 Steeplechase Way Owner, LLC (Delaware)†	92.5%
23275 Riverside Drive Owner LLC (Delaware)†	92.5%
23741 Pond Road Owner LLC (Delaware)†	92.5%
5224 Long Road Apartments, LLC (Delaware)†	92.5%
5224 Long Road Holdings, LLC (Delaware)†	92.5%
7915 Baymeadows Circle Owner LLC (Delaware)†	92.5%
8025 Baymeadows Circle Owner LLC (Delaware)†	92.5%
9220 Old Lantern Way Holdings, LLC (Delaware)†	92.5%
9220 Old Lantern Way Owner, LLC (Delaware)†	92.5%
Ackley Machine Corporation (New Jersey)	87.8%
ACL Consumer Loan Trust (Delaware)†	100.0%
ACL Consumer Loan Trust III (Delaware)†	100.0%
ACL Consumer Loan Trust V (Delaware)†	100.0%
ACL Loan Company III, Inc. (Delaware)†	100.0%
ACL Loan Company, Inc. (Delaware)†	100.0%
ACL Loan Holdings, Inc. (Delaware)†	100.0%
ACL Near-Prime, LLC (Delaware)†	100.0%
AerLift Leasing Isle of Man 1 Limited (Isle of Man)	60.7%
AerLift Leasing Isle of Man MSN 28415 Limited (Isle of Man)	60.7%

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
AerLift Leasing Jet Limited (Ireland)	60.7%
AerLift Leasing Limited (Isle of Man)	60.7%
AJS Consulting, Inc. (California)	95.0%
Alpha Ireland Leasing MSN 1149 Limited (Ireland)	60.7%
Amaranth Financial Services Inc. (British Columbia, Canada)	100.0%
American Consumer Lending Holdings Limited (Cayman Islands)†	100.0%
American Consumer Lending Intermediate (Near-Prime), LLC (Delaware)†	100.0%
American Consumer Lending Intermediate Limited (Cayman Islands)†	100.0%
American Consumer Lending Limited (Cayman Islands)†	100.0%
American Consumer Lending VII, LLC (Delaware)†	100.0%
American Federated Holdings Company (Mississippi)	80.1%
American Federated Insurance Company, Inc. (Mississippi)	80.1%
American Federated Life Insurance Company, Inc. (Mississippi)	80.1%
Appalachian Energy Holdings, LLC (Delaware)	99.8%
Arctic Energy Services, LLC (Delaware)	99.8%
Arlington Park Marietta, LLC (Delaware)†	93.3%
Armed Forces Communications, Inc. (New York)	92.8%
Atlas and Lane, LLC (Utah)	100.0%
B.V. Aviation, LLC (Delaware)	100.0%
Baymeadows Holdings, LLC (Delaware)†	92.5%
Bel Canto NPRC Parcstone, LLC (Delaware)†	88.0%
Bel Canto NPRC Stone Ridge, LLC (Delaware)†	88.0%
Bel Canto NPRC, LLC (Delaware)†	88.0%
Belnick (Shenzhen) Co, LTD	99.0%
Belnick Holdings of Delaware, LLC (Delaware)	100.0%
Belnick Retail, LLC (Delaware)	99.0%
Belnick, LLC (Georgia)	99.0%
Bravo Ireland Leasing MSN 1156 Limited (Ireland)	60.7%
Broda Canada ULC (British Columbia, Canada)	100.0%
Broda GP, ULC (Canada)	100.0%
Broda Limited Partnership (Canada)	100.0%
Broda USA, Inc. (Utah)	100.0%
C & S Operating, LLC (Delaware)	99.8%
Capitol Dental Care, Inc. (Oregon)	100.0%
Clean Concepts, Inc. (Washington)	100.0%
Comet Electric, Inc. (California)	95.0%
CP Energy Services Inc. (Delaware)	99.8%
CP Holdings of Delaware LLC (Delaware)*	100.0%
CP Well Testing, LLC (Delaware)	99.8%
Credit Central Anderson, LLC (South Carolina)	100.0%
Credit Central Holdings of Delaware, LLC (Delaware)*	100.0%
Credit Central Loan Company, LLC (South Carolina)	99.8%
Credit Central of Tennessee, LLC (South Carolina)	100.0%
Credit Central of Texas, LLC (South Carolina)	100.0%
Credit Central South, LLC (South Carolina)	100.0%

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
Credit Central, LLC (South Carolina)	100.0%
Crown Pointe Passthrough, LLC (Delaware)†	80.0%
Crown Pointe SPE, LLC (Delaware)†	80.0%
Dedicated Dental Systems, Inc. (Washington)	100.0%
Druid Hills Apartments, LLC (Delaware)†	96.3%
Druid Hills Holdings, LLC (Delaware)†	96.3%
Echelon Aviation II, LLC (Delaware)	100.0%
Echelon Prime Coöperatief U.A. (Netherlands)	100.0%
Echelon Transportation LLC (Delaware)	100.0%
Elliot Apartments Norcross, LLC (Delaware)†	90.0%
Energy Solutions Holdings Inc. (Delaware)*	100.0%
Exceptional Needs Dental Services, LLC	50.0%
Falling Creek BL Owner, LLC (Delaware)†	90.0%
Falling Creek Holdings LLC (Delaware)†	90.0%
First Tower Finance Company LLC (Mississippi)	100.0%
First Tower Holdings of Delaware LLC (Delaware)	80.1%
First Tower Loan, LLC (Louisiana)	80.1%
First Tower, LLC (Mississippi)	80.1%
Foster Testing Co., Inc. (Delaware)	99.8%
Fourteenth Waha Lease Limited (Isle of Man)	60.7%
Freedom Marine Solutions, LLC (Delaware)	100.0%
Gentle Dental Smile Plan, LLC (Nevada)	100.0%
GIFNI Ltd. (England and Wales)	100.0%
Gulfco of Alabama, LLC (Alabama)	80.1%
Gulfco of Louisiana, LLC (Louisiana)	80.1%
Gulfco of Mississippi, LLC (Mississippi)	80.1%
Hamptons Apartments Holdings, LLC (Delaware)†	92.5%
Hamptons Apartments Owner, LLC (Delaware)†	92.5%
Hercules Insurance Agency LLC (Illinois)	94.5%
Holsag Canada, Inc. (Canada)	100.0%
InterDent Service Corporation (Washington)	100.0%
InterDent, Inc. (Delaware)	100.0%
Jackson 4 Pack JV LLC (Delaware)†	80.0%
Jackson Crosswinds, LLC (Delaware)†	80.0%
Jackson Lakeshore Landing, LLC (Delaware)†	80.0%
Jackson Pear Orchard, LLC (Delaware)†	80.0%
Jackson Reflection Pointe, LLC (Delaware)†	80.0%
Kickapoo, LLC (Delaware)	100.0%
Lorring Owner, LLC (Delaware)†	80.0%
Lorring Park Apts, LLC (Delaware)†	80.0%
Managed Dental Care of Oregon, Inc. (Oregon)	100.0%
Midwest Turbine Service, LLC (Wisconsin)	100.0%
Mity FSC, Inc. (Utah)	100.0%
MITY Holdings of Delaware, Inc. (Delaware)	100.0%
MITY, Inc. (Utah)	100.0%

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
MITY-LITE, Inc. (Utah)	100.0%
MV Clint LLC (Louisiana)	100.0%
MV FMS Courage LLC (Louisiana)	100.0%
MV FMS Endurance LLC (Louisiana)	100.0%
MV Gulf Endeavor LLC (Louisiana)	100.0%
MV JF Jett LLC (Louisiana)	100.0%
Nails Inc. Limited (England and Wales)	100.0%
Nails, Inc. USA (Delaware)	100.0%
National General Lending Limited†	100.0%
National Marketplace Finance, LLC (Delaware)†	100.0%
National Property REIT Corp. (Maryland)†	100.0%
Nationwide Acceptance Holdings LLC (Delaware)*	100.0%
Nationwide Acceptance LLC (Delaware)	94.2%
Nationwide CAC LLC (Illinois)	94.2%
Nationwide Cassel LLC (Illinois)	94.2%
Nationwide Installment Services LLC (Illinois)	94.2%
Nationwide Loan Company LLC (Delaware)	94.2%
Nationwide Loans LLC (Illinois)	94.2%
Nationwide Nevada LLC (Illinois)	94.2%
Nationwide Northwest LLC (Illinois)	94.2%
Nationwide Online Lending LLC (Delaware)	94.2%
Nationwide Southeast LLC (Illinois)	94.2%
Nationwide SPV I LLC (Delaware)	94.2%
Nationwide West LLC (Illinois)	94.2%
NGL Subsidiary, Ltd†	100.0%
NIKO Credit Services LLC (Illinois)	94.5%
NMMB Holdings, Inc. (Delaware)*	100.0%
NMMB, Inc. (Delaware)	92.8%
NPH Guarantor, LLC (Delaware)†	100.0%
NPH Property Holdings II, LLC (Delaware)*	100.0%
NPH Property Holdings, LLC (Delaware)*	100.0%
NPRC Apex Holding LLC†	100.0%
NPRC Apex LLC†	100.0%
NPRC Columbus HoldCo, LLC (Delaware)†	100.0%
NPRC Fairburn Holding, LLC (Delaware)†	100.0%
NPRC Fairburn, LLC (Delaware)†	100.0%
NPRC Lancaster LLC (Delaware)†	100.0%
NPRC LIP Jackson 4 Pack LLC (Delaware)†	99.6%
NPRC Parkton Holding LLC†	100.0%
NPRC Parkton LLC†	100.0%
NPRC Parkton Signage LLC (Delaware)†	100.0%
NPRC Rutland LLC (Delaware)†	100.0%
NPRC Taylors, LLC (Delaware)†	100.0%
NPRC Twin Oaks LLC (Delaware)†	100.0%
NPRC Wolfchase LLC (Delaware)†	100.0%

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
Olentangy Commons Holdings, LLC (Delaware)†	92.5%
Olentangy Commons Owner, LLC (Delaware)†	92.5%
Orlando 442 Owner, LLC (Delaware)†	90.0%
Orlando 442 Venture, LLC (Delaware)†	90.0%
P.S. Development Corporation (California)	95.0%
Pacific World Corporation (California)	100.0%
Palmetto Creek BL Owner, LLC (Delaware)†	90.0%
Palmetto Creek Holdings, LLC (Delaware)†	90.0%
Parkside at Laurel West Owner, LLC (Delaware)†	96.3%
Pelican Loan Company LLC (Delaware)	94.5%
Perkins Rowe Owner LLC†	62.3%
ProHaul Transports, LLC (Oklahoma)	99.8%
Prospect Capital Funding LLC (Delaware)*	100.0%
Prospect Finance Company, LLC (Delaware)†	100.0%
Prospect Opportunity Holdings I, Inc. (Delaware)	100.0%
Prospect Realty Income Trust Corp. (Delaware)	100.0%
Prospect Yield Corporation, LLC (Delaware)*	100.0%
QC Canada Holdings LLC (Delaware)	95.4%
QC Financial of Texas LLC (Kansas)	95.4%
QC Financial Services LLC (Missouri)	95.4%
QC Holdings LLC (Kansas)	95.4%
QC Holdings TopCo, LLC (Delaware)	95.4%
QC Management Services, Inc. (Delaware)	95.4%
QCFS East LLC (Delaware)	95.4%
Refuel Agency, Inc. (Delaware)	92.8%
R-V Industries, Inc. (Pennsylvania)	87.8%
SB Forging Company, Inc. (Delaware)*	100.0%
Southfield Holdings, LLC (Delaware)†	92.5%
Southport Holdings LLC (Delaware)†	92.5%
Southport Owner LLC (Delaware)†	92.5%
Spartan Energy Holdings, Inc. (Delaware)	96.5%
Spartan Energy Services, LLC (Delaware)	96.5%
Spartan Flow Control Services, LLC (Delaware)	96.5%
Spartan Thru Tubing Services, LLC (Delaware)	73.2%
Spartan Well Testing Services, LLC (Delaware)	96.5%
Spartanburg Holdings, LLC (Delaware)†	96.3%
SPCP Edge CL Owner, LLC (Delaware)†	80.0%
SPCP Edge CL, LLC (Delaware)†	80.0%
SPCP Hampton Owner, LLC (Delaware)†	80.0%
SPCP Hampton, LLC (Delaware)†	80.0%
SSIL I, LLC (Delaware)†	80.0%
Steeplechase Holdings, LLC (Delaware)†	92.5%
Sterling Place Apartment Owner, LLC (Delaware)†	92.5%
Sterling Place Holdings, LLC (Delaware)†	92.5%
STI Holding, Inc. (Delaware)	100.0%

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
Strategic Chemical Solutions Corp (Delaware)	99.9%
Strategic Chemical Solutions, LLC (Louisiana)	100.0%
Tennessee Aircraft Company, Inc. (Tennessee)	100.0%
Terraces at Perkins Rowe JV LLC†	62.3%
Tower Auto Loan, LLC (Mississippi)	80.1%
Tower Loan of Illinois, LLC (Mississippi)	80.1%
Tower Loan of Mississippi, LLC (Mississippi)	80.1%
Tower Loan of Missouri, LLC (Mississippi)	80.1%
Tower Loan of Texas, LLC (Mississippi)	80.1%
TP Cheyenne LLC (Delaware)†	90.0%
TP Cheyenne Operations LLC (Delaware)†	90.0%
TP Kokomo LLC (Delaware)†	90.0%
TP Kokomo Operations LLC (Delaware)†	90.0%
TP Pueblo LLC (Delaware)†	90.0%
TP Pueblo Operations LLC (Delaware)†	90.0%
TP Stillwater LLC (Delaware)†	90.0%
TP Stillwater Operations LLC (Delaware)†	90.0%
TP-NPRC Senior Living Holdings LLC (Delaware)†	90.0%
TP-NPRC Senior Living Operations LLC (Delaware)†	90.0%
TP-NPRC Senior, Living LLC (Delaware)†	90.0%
UGM Imports, LLC (Georgia)	99.0%
Universal Turbine Engine Services, LLC (Delaware)	100.0%
Universal Turbine Parts, LLC (Delaware)	100.0%
USES, Inc. (Texas)	100.0%
UTP Holdings Group, Inc. (Delaware)	100.0%
UTP TACI Real Estate, LLC (Delaware)	100.0%
Valley Electric Co. of Mt. Vernon, Inc. (Washington)	95.0%
Valley Electric Company, Inc. (Delaware)	95.0%
Valley Electric Holdings I, Inc. (Delaware)*	100.0%
Valley Electric Holdings II, Inc. (Delaware)*	100.0%
Valora at Homewood BL, LLC (Delaware)†	90.0%
Valora at Homewood Holdings, LLC (Delaware)†	90.0%
VE Company, Inc (Delaware)	95.0%
Vesper Campus Quarters LLC (Delaware)†	67.0%
Vesper College Station LLC (Delaware)†	67.0%
Vesper Corpus Christi LLC (Delaware)†	67.0%
Vesper Iowa City LLC (Delaware)†	67.0%
Vesper Kennesaw LLC (Delaware)†	67.0%
Vesper Manhattan KS LLC (Delaware)†	67.0%
Vesper Portfolio JV, LLC (Delaware)†	67.0%
Vesper Statesboro LLC (Delaware)†	67.0%
Vesper Tuscaloosa LLC (Delaware)†	67.0%
Vessel Company II, LLC (Louisiana)	100.0%
Vessel Company III, LLC (Louisiana)	100.0%
Vessel Company, LLC (Louisiana)	100.0%

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
Vida Borrower, LLC (Delware)†	90.0%
Villages of Wildwood Holdings, LLC (Delaware)†	92.5%
Villages of Wildwood Owner, LLC (Delaware)†	92.5%
Willows at North End Owner, LLC (Delaware)†	96.3%
Wolf Energy Services Company, LLC (Delaware)	99.8%
Wolf Energy, LLC (Delaware)	99.8%
Wright Foster Disposals, LLC (Delaware)	99.8%
Wright Trucking, Inc. (Delaware)	99.8%
Yatesville Coal Company, LLC (Delaware)	100.0%
___________________________________________
*    Entity is consolidated for purposes of financial reporting.
†    Entities for which separate financial statements are filed.

Prospect Capital Management L.P., a Delaware limited partnership, does not own any shares of the Registrant. Without conceding that Prospect Capital Management L.P. controls the Registrant, Prospect Capital Management or an affiliate of Prospect Capital Management L.P. is the general partner or equivalent of, and may be deemed to control, the following entities:

Name	Jurisdiction of Organization
Prospect Management Group LLC	Delaware
Prospect Administration LLC	Delaware
Prospect Capital Opportunity Fund Management LLC	Delaware
Priority Senior Secured Income Management, LLC	Delaware
Prospect Flexible Income Management, LLC	Delaware
Prospect Capital Investment Management, LLC	Delaware
Prospect Capital Management Inc.	Delaware
Patriots Finance LLC	Delaware
Patriots Asset Management LLC	Delaware
Prospect Capital Benefits LLC	Delaware
Prospect Enhanced Yield Management	Delaware
Prospect Credit REIT Advisor, LLC	Delaware

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our common stock at February 6, 2026.

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	223

ITEM 30.  INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

The Administrator is authorized to enter into one or more sub-administration agreements with other service providers (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the service providers in fulfilling its responsibilities hereunder. Any such sub-administration agreements shall be in accordance with the requirements of the 1940 Act and other applicable U.S. Federal and state law and shall contain a provision requiring the Sub-Administrator to comply with the same restrictions applicable to the Administrator.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing member, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62969), and is incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)the Registrant, Prospect Capital Corporation, 10 East 40th Street, New York, NY 10016;

(2)the Transfer Agent, Equiniti Trust Company, LLC;

(3)the Custodian, U.S. Bank National Association; and

(4)the Adviser, Prospect Capital Management L.P., 10 East 40th Street, New York, NY 10016.

ITEM 33.  MANAGEMENT SERVICES

Not Applicable.

ITEM 34.  UNDERTAKINGS

The Registrant undertakes:

1.Not applicable.

2.Not applicable.

3.

a.to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)     to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)     to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)     to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1), (2) and (3) above do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), that is part of the registration statement;

b.that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.for the purpose of determining liability under the Securities Act to any purchaser that:
        (1) if the Registrant is relying on Rule 430B: (A) each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

        (2) if the Registrant is subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

e.for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the Registrant undertakes that in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the Registrant or used or referred to by the Registrant;

(3) the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the Registrant or its securities provided by or on behalf of the Registrant; and

(4) any other communication that is an offer in the offering made by the Registrant to the purchaser;

4.    that for the purposes of determining any liability under the Securities Act:

(a)    the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

5.    for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

6.    insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant undertakes, unless in the opinion of the Registrant’s counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the Securities Act and the Registrant will be governed by the final adjudication of such issue;

7.    to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 10th day of February 2026.

PROSPECT CAPITAL CORPORATION

By:	/s/ JOHN F. BARRY III
John F. Barry III Chief Executive Officer and Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 10, 2026. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ JOHN F. BARRY III	Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)
John F. Barry III

/s/ M. GRIER ELIASEK	Chief Operating Officer and Director
M. Grier Eliasek

/s/ KRISTIN L. VAN DASK	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)
Kristin L. Van Dask

/s/ WILLIAM J. GREMP*	Director
William J. Gremp

/s/ ANDREW C. COOPER*	Director
Andrew C. Cooper

/s/ EUGENE S. STARK*	Director
Eugene S. Stark

*By:	/s/ M. GRIER ELIASEK
M. Grier Eliasek, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
(d)(2)	Statement of Eligibility of U.S. Bank National Association on Form T-1
(j)(1)
Fourth Amended and Restated Custody Agreement, dated as of August 29, 2014, by and among Prospect Capital Funding LLC, as Borrower, Prospect Capital Corporation, as Seller and Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian

(j)(4)
First Amendment to Fourth Amended and Restated Custody Agreement, dated as of August 22, 2016, by and among Prospect Capital Corporation, as Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian

(j)(5)
Second Amendment to Fourth Amended and Restated Custody Agreement, dated as of August 1, 2018, by and among Prospect Capital Corporation, as Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian

(j)(6)
Third Amendment to Fourth Amended and Restated Custody Agreement, dated as of September 9, 2019, by and among Prospect Capital Corporation, as Servicer, KeyBank National Association, as Facility Agent, and U.S. Bank National Association, as Documentation Agent, Collateral Custodian and Securities Custodian

(l)(1)	Opinion and Consent of Venable LLP, as special Maryland counsel for the Registrant
(l)(2)	Opinion and Consent of Simpson Thacher & Bartlett LLP, as special New York counsel for the Registrant
(n)(1)	Power of Attorney
(n)(2)	Consent of independent registered public accounting firm (Deloitte & Touche LLP)
(n)(3)	Consent of independent auditor (Deloitte & Touche LLP)
(n)(4)	Consent of independent auditor (CohnReznick LLP)
(n)(5)	Consent of independent auditor (RSM US LLP)
(r)	Code of Ethics
(s)	Calculation of Filing Fee Table